     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 1998


                                                       REGISTRATION NO. 33-91226
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 4
                                       TO

                                    FORM S-6

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                            ------------------------
                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                             (EXACT NAME OF TRUST)
                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                1 Madison Avenue
                            New York, New York 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------


                              GARY A. BELLER, ESQ.
              Senior Executive Vice-President and General Counsel
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)


                         ------------------------------

                                   Copies to:
                            GARY O. COHEN, ESQ. AND
                            THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                             Washington, D.C. 20036
                            ------------------------

    It is proposed that the filing will become effective (check appropriate box)

       / /  immediately upon filing pursuant to paragraph (b) of Rule 485


       /X/  on May 1, 1998 pursuant to paragraph (b) of Rule 485


       / /  On (date) pursuant to paragraph (a)(1) of Rule 485

       / /  on (date), pursuant to paragraph (a) of Rule 485
                            ------------------------


    This filing is made in reliance on Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register an indefinite amount of interests in Metropolitan Life Separate Account UL which funds certain variable universal life insurance policies.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      METROPOLITAN LIFE INSURANCE COMPANY
                             CROSS-REFERENCE TABLE

                  ITEMS OF
                 FORM N-8B-2                                            CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------
    1........................................  Cover Page
    2........................................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?
    3........................................  Inapplicable
    4........................................  SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES;
                                                 SUMMARY--Who is the Issuer of the Group Policies and Certificates?
    5, 6, 7..................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate Account;
                                                 STATE REGULATION
    8........................................  FINANCIAL STATEMENTS
    9........................................  Inapplicable
   10(a).....................................  OTHER CERTIFICATE PROVISIONS--Owner; Beneficiary; Collateral Assignment
   10(c), 10(d)..............................  DEFINITIONS--Valuation Date; SUMMARY--May the Certificate be Surrendered
                                                 or the Cash Value Partially With-drawn; Is There a "Free Look"
                                                 Period?; CERTIFICATE BENEFITS--Benefit at Final Date; CERTIFICATE
                                                 RIGHTS--Surrender and Withdrawal Privileges; Exchange Privilege;
                                                 PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and Cash
                                                 Value, Cash Value Transfers; THE FIXED ACCOUNT--Death Benefit
                                                 Transfer, Withdrawal, Surrender, and Loan Rights; OTHER POLICY
                                                 PROVISIONS--Payment and Deferment
   10(e).....................................  PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termination and Reinstatement
                                                 While the Group Policy is in Effect
   10(f).....................................  VOTING RIGHTS
   10(g)(1)-(3), 10(h)(1)-(3)................  RIGHTS RESERVED BY METLIFE
   10(g)(4), 10(h)(4)........................  Inapplicable
   10(i).....................................  CERTIFICATE BENEFITS--Death Benefit; Cash Value; Optional Income Plans;
                                                 Optional Insurance Benefits; PAYMENT AND ALLOCATION OF
                                                 PREMIUMS--Issuance of a Certificate; Premiums; Allocation of Premiums
                                                 and Cash Value; Certificate Termination and Reinstatement While the
                                                 Group Policy is in Effect
   11........................................  SUMMARY--What are Separate Account UL, the Fixed Account and the
                                                 Metropolitan Series Fund? SEPARATE ACCOUNT AND METROPOLITAN SERIES
                                                 FUND-- Metropolitan Series Fund
   12(a).....................................  Cover Page

                  ITEMS OF
                 FORM N-8B-2                                            CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------
   12(b), 12(e)..............................  Inapplicable
   12(c), 12(d)..............................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund
   13(a), 13(b), 13(c), 13(d)................  SUMMARY--What are Separate Account UL, the Fixed Account and
                                                 Metropolitan Series Fund?; What Charges are Assessed in Connection
                                                 with the Certificate? CHARGES AND DEDUCTIONS; SEPARATE ACCOUNT AND
                                                 METROPOLITAN SERIES FUND--The Separate Account; CERTIFICATE
                                                 BENEFITS--Death Benefit Increases
   13(e).....................................  SALES AND ADMINISTRATION OF THE CERTIFICATE
   13(f), 13(g)..............................  Inapplicable
   14........................................  PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Certificate; SALES AND
                                                 ADMINISTRATION OF THE CERTIFICATES
   15........................................  PAYMENT AND ALLOCATION OF PREMIUMS
   16........................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund
   17(a), 17(b)..............................  Captions referenced under Items 10(c), 10(d), 10(e) and 10(i) above
   17(c).....................................  Inapplicable
   18(a), 18(c)..............................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
   18(b), 18(d)..............................  Inapplicable
   19........................................  SALES AND ADMINISTRATION OF THE CERTIFICATES; VOTING RIGHTS; REPORTS
                                                 RIGHTS RESERVED BY METLIFE
   20(a), 20(b)..............................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate Account
   20(c), 20(d), 20(e), 20(f)................  Inapplicable
   21(a), 21(b)..............................  CERTIFICATE RIGHTS--Loan Privileges; OTHER CERTIFICATE
                                                 PROVISIONS--Payment and Deferment
   21(c), 22.................................  Inapplicable
   23........................................  SALES AND ADMINISTRATION OF THE CERTIFICATES
   24........................................  OTHER CERTIFICATE PROVISIONS
   25........................................  SUMMARY--Who is the Issuer of the Policies and Certificates?
   26........................................  CHARGES AND DEDUCTIONS--Other Charges
   27........................................  SUMMARY--Who is the Issuer of the Policies and Certificates?
   28........................................  MANAGEMENT
   29........................................  Inapplicable
   30, 31, 32, 33, 34........................  Inapplicable
   35........................................  STATE REGULATION
   36, 37....................................  Inapplicable

                  ITEMS OF
                 FORM N-8B-2                                            CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------
   38........................................  SALES AND ADMINISTRATION OF THE CERTIFICATES; DISTRIBUTION OF THE
                                                 CERTIFICATES
   39........................................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?;
                                                 SALES AND ADMINISTRATION OF THE CERTIFICATES; DISTRIBUTION OF THE
                                                 CERTIFICATES
   40(a).....................................  Inapplicable
   40(b).....................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund;
                                                 CHARGES AND DEDUCTIONS--Other Charges
   41(a).....................................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?;
                                                 SALES AND ADMINISTRATION OF THE CERTIFICATES
   41(b), 41(c), 42, 43......................  Inapplicable
   44(a).....................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund;
                                                 CERTIFICATE BENEFITS--Cash Value
   44(b).....................................  Inapplicable
   44(c).....................................  CHARGES AND DEDUCTIONS--Monthly Deduction From Cash Value
   45........................................  Inapplicable
   46........................................  Captions referenced under Item 44 above
   47........................................  Captions referenced under Items 10(c) and 16 above
   48, 49....................................  Inapplicable
   50........................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate Account
   51(a), 51(b)..............................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?;
                                                 Cover Page; CERTIFICATE BENEFITS-- Optional Insurance Benefits;
                                                 CERTIFICATE RIGHTS-- Exchange Privileges
   51(c), 51(d), 51(e).......................  Captions referenced under Item 10(i) above
   51(f).....................................  PAYMENT AND ALLOCATION OF PREMIUMS--Certificate Termination and
                                                 Reinstatement While the Group Policy is in Effect
   51(g).....................................  Captions referenced under Items 10(i) and 13 above
   51(h), 51(j)..............................  Inapplicable
   51(i).....................................  DISTRIBUTION OF THE GROUP POLICIES AND CERTIFICATES
   52(a), 52(c)..............................  RIGHTS RESERVED BY METLIFE
   52(b), 52(d)..............................  Inapplicable
   53(a).....................................  FEDERAL TAX MATTERS
   53(b), 54 through 58......................  Inapplicable
   59........................................  FINANCIAL STATEMENTS

[LOGO]

METLIFE GROUP
VARIABLE UNIVERSAL LIFE

May 1, 1998
Prospectuses for
- Group Variable Universal Life Insurance
- Metropolitan Series Fund, Inc.

[LOGO]

                                  MAY 1, 1998

                                   PROSPECTUS
       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES (Minimum Specified Face Amount For A Certificate-$10,000; Minimum Group Size-200
                                eligible lives)
                 Issued by METROPOLITAN LIFE INSURANCE COMPANY

    Group variable universal life insurance policies ("Group Policies") and certificates available through the Group Policies ("Certificates") are offered by this Prospectus. The Group Policies and Certificates are issued by Metropolitan Life Insurance Company, New York, NY ("MetLife"). Generally, so long as the Group Policy remains in force, the Certificates are designed to provide lifetime insurance coverage on the covered persons named in the Certificates, as well as maximum flexibility in connection with premium payments. This flexibility allows an owner of a Certificate to provide for changing insurance needs within the confines of a single insurance product.

    Group Policies may be issued to an employer (referred to herein as "participating entity") or to a trust that is adopted by a participating entity. Employees (including employees' spouses where specified in the Group Policy) of adopting employers may own Certificates issued under their respective participating entity's Group Policy. Unless the Certificate provides otherwise, only the owner of the Certificate (the "Owner") may exercise the rights set forth in the Certificate. The Certificate provides for a death benefit payable at the covered person's death. The death benefit varies because it includes the Certificate's cash value in addition to a fixed insurance amount.

    The Certificate's cash value will vary with the investment experience of the MetLife Separate Account UL ("Separate Account") investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to a fixed interest account within the General Account of MetLife ("Fixed Account"). The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Owner may withdraw or borrow a portion of the Certificate's cash surrender value, or the Certificate may be fully surrendered, at any time, subject to certain limitations. The Owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.

    The premiums paid, less premium expense charges, will generally be allocated at the Owner's discretion among one or more of the available Separate Account investment divisions or the Fixed Account. The participating entity may select which investment divisions will be available to Owners. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund").

    Metropolitan Life is the investment manager of the Fund and the distributor of its shares. Metropolitan Life also distributes and administers the Certificates. The prospectus for the Fund describes the investment objectives and certain attendant risks of the ten currently available portfolios of the Fund. The following chart lists the name of each available portfolio and the company that has the day-to-day investment management responsibility with respect to each such portfolio.


PORTFOLIO                                        PORTFOLIO MANAGER
State Street Research International Stock        State Street Research & Management Company
                                                  (sub-investment manager) and GFM International
                                                  Investors, Inc. (sub-sub-investment manager)
Janus Mid Cap                                    Janus Capital Corporation
Loomis Sayles High Yield Bond                    Loomis, Sayles & Company, L.P.
MetLife Stock Index                              Metropolitan Life Insurance Company
Scudder Global Equity                            Scudder Kemper Investments, Inc.
State Street Research Aggressive Growth          State Street Research & Management Company
State Street Research Diversified                State Street Research & Management Company
State Street Research Growth                     State Street Research & Management Company
State Street Research Income                     State Street Research & Management Company
T. Rowe Price Small Cap Growth                   T. Rowe Price Associates, Inc.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
1 Madison Avenue, New York, New York 10010              Telephone (800) 523-2894

                               TABLE OF CONTENTS

                                                       PAGE
                                                       -----
DEFINITIONS.......................................           3
SUMMARY...........................................           5
Who is the Issuer of the Group Policies and
 Certificates?....................................           5
What are Separate Account UL, the Fixed Account
 and the Metropolitan Series Fund?................           5
What Death Benefit is Available under the
 Certificate?.....................................           6
What Flexibility Does an Owner have to Adjust the
 Amount of the Death Benefit?.....................           6
What Flexibility Does an Owner have in Connection
 with Premium Payments?...........................           7
What Happens to Certificates when the
 Participating Entity's Active Participation in
 the Group Policy is Terminated?..................           7
If the Participating Entity Continues to
 Participate in the Group Policy, How Long Will
 the Certificate Remain in Force?.................           7
How are Net Premiums Allocated?...................           7
May the Certificate be Surrendered or the Cash
 Value Partially Withdrawn?.......................           8
Is There a "Free Look" Period?....................           8
What is the Loan Privilege?.......................           8
What Charges are Assessed in Connection with the
 Certificate?.....................................           8
What is the Tax Treatment of Cash Value?..........           9
Is the Beneficiary Subject to Federal Income Tax
 on the Death Benefit?............................           9
Is the Death Benefit or the Cash Value Subject to
 Federal Estate Tax?..............................           9
How should Premium Payments, Owner Requests and
 Other Communications be sent to MetLife?.........           9
SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND.....           9
The Separate Account..............................           9
Metropolitan Series Fund..........................          10
CERTIFICATE BENEFITS..............................          12
Death Benefit.....................................          12
Cash Value........................................          13
Benefit at Final Date.............................          14
Optional Income Plans.............................          14
Optional Insurance Benefits.......................          14
PAYMENT AND ALLOCATION OF PREMIUMS................          14

                                                       PAGE
                                                       -----
Issuance of a Certificate.........................          14
Premiums..........................................          15
Allocation of Premiums and Cash Value.............          15
Termination of Participating Entity Participation
 in the Group Policy..............................          17
Effect of Termination of Group Policy
 Participation on Owners..........................          18
Certificate Termination and Reinstatement While
 the Group Policy is in Effect....................          18
CHARGES AND DEDUCTIONS............................          19
Premium Expense Charges...........................          19
Monthly Deduction From Cash Value.................          19
Charges Against the Separate Account..............          20
Guarantee of Certain Charges......................          21
Other Charges.....................................          21
ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUES AND
 ACCUMULATED PREMIUMS.............................          21
CERTIFICATE RIGHTS................................          25
Loan Privileges...................................          25
Surrender and Withdrawal Privileges...............          26
Exchange Privilege................................          26
THE FIXED ACCOUNT.................................          27
General Description...............................          27
Fixed Account Cash Value..........................          27
Death Benefit, Transfer, Withdrawal, Surrender and
 Certificate Loan Rights..........................          28
RIGHTS RESERVED BY METLIFE........................          28
OTHER CERTIFICATE PROVISIONS......................          28
SALES AND ADMINISTRATION OF THE GROUP POLICIES AND
 CERTIFICATES.....................................          30
DISTRIBUTION OF THE GROUP POLICIES AND
 CERTIFICATES.....................................          30
FEDERAL TAX MATTERS...............................          30
MANAGEMENT........................................          33
VOTING RIGHTS.....................................          36
Right to Instruct Voting of Fund Shares...........          36
REPORTS...........................................          36
STATE REGULATION..................................          37
REGISTRATION STATEMENT............................          37
LEGAL MATTERS.....................................          37
EXPERTS...........................................          37
FINANCIAL STATEMENTS..............................          37
APPENDIX TO PROSPECTUS............................          82


    THE GROUP POLICY AND CERTIFICATE ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                  DEFINITIONS

    ADMINISTRATIVE OFFICE--The office of MetLife at 177 South Commons Drive, Aurora, Illinois 60507, to which all Owner communications are to be sent. MetLife may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the office above.

    AGE--For each covered person in a particular group, Age is defined as of a day selected by the participating entity and set forth in the Group Policy. Age can be measured from the Date of the Group Policy or from December 31st of a given year, or from any other date agreed to by MetLife and the participating entity.

    ALLOCATION DATE--The date the first premium is applied to the Separate Account pursuant to the designation in the Certificate enrollment form and/or Group Policy application, as applicable. During the first Group Policy year, it is set at twenty days after the Investment Start Date with respect to any Certificate. During this twenty day period the net premium allocated to the investment divisions of the Separate Account under any new Certificate will be applied to the Fixed Account. After the first Group Policy year, the Allocation Date for all new Certificates issued with respect to that Group is the Investment Start Date.

    BENEFICIARY--The beneficiary is the person or persons designated by the Owner to receive the insurance proceeds upon the death of the covered person.

    CASH SURRENDER VALUE--The cash value less any indebtedness and any accrued and unpaid monthly deduction.

    CASH VALUE--The sum of the Certificate cash values in the Fixed Account, the investment divisions of the Separate Account and the Loan Account.

    CERTIFICATE--The group variable universal life insurance certificates issued under the group variable universal life insurance policy offered by MetLife and described in this Prospectus.

    CERTIFICATE MONTH--The month beginning on the monthly anniversary.

    COVERED PERSON--The person upon whose life the Certificate is issued.


    DATE OF RECEIPT--The date premiums and communications are actually received at an Administrative Office. Premium payments and communications will be deemed to be received on the Date of Receipt with three exceptions: (1) when they are received on any day that is not a Valuation Date; (2) when they are received by means other than U.S. mail after the close of regular trading on the New York Stock Exchange. With regard to (1) and (2) above, the Date of Receipt will be deemed to be the next Valuation Date. The third exception is the date of receipt for the first premium payment with regard to each Certificate. In this case, and subject to the exceptions set forth in (1) and (2) above, the Date of Receipt is the later of (1) the Date of Certificate and (2) the date the first premium for a Certificate is received at the Administrative Office.


    DATE OF CERTIFICATE--The effective date for life insurance protection under the Certificate. The Date of Certificate is set forth in the Certificate and is used to determine Certificate years and Certificate months from issue. Certificate anniversaries are measured from the Date of Certificate.

    DATE OF GROUP POLICY--The date set forth in the Group Policy that is used to determine Group Policy years and Group Policy months. Group Policy anniversaries are measured from the Date of Group Policy.

    FINAL DATE--The certificate anniversary on which the covered person is age 95 or later if specified in the Certificate.

    FIXED ACCOUNT--An account which is part of the General Account and to which MetLife will allocate net premiums as directed by the Owner or participating entity, as applicable, and credit certain fixed rates of interest.

    GENERAL ACCOUNT--The assets of MetLife other than those allocated to the Separate Account or any other legally-segregated separate account.

    GROUP--A participating entity and all Owners and/or people eligible to become Owners under the participating entity's Group Policy.

    GROUP POLICY--For ease of reference in this Prospectus, this term includes both the group variable universal life insurance policy that the participating entity either participates in, is a party to or owns and which is offered by MetLife and described in this Prospectus together with any administration agreement entered into between the participating entity and MetLife.

    INDEBTEDNESS--The total of any unpaid Certificate loan and loan interest.

    INVESTMENT START DATE--The Date of Receipt of the first premium with respect to a Certificate.

    INVESTMENT DIVISION--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

    LOAN ACCOUNT--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Certificate loan requested by an Owner is transferred.

    MINIMUM GROUP SIZE--The minimum number of people in a group that is necessary before an employer can purchase a Group Policy. The minimum group size is currently 200 lives; however, MetLife reserves the right to issue a Group Policy or provide coverage to a participating entity that does not meet the minimum group size.

    MINIMUM SPECIFIED FACE AMOUNT--The minimum specified face amount of insurance for which a Certificate may be issued. The amount is set forth in the Certificate. The Certificate will never specify a minimum specified face amount of less than $10,000.

    MONTHLY ANNIVERSARY--The same date in each month as the Date of Group Policy or the date the Certificate is issued, as applicable. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a Valuation Date, the next Valuation Date will be deemed to be the monthly anniversary.

    MONTHLY DEDUCTION--Charges deducted monthly from the cash value of a Certificate and which include any monthly cost of insurance, monthly cost of benefits provided by riders and monthly administration charge.

    OWNER--The person so designated in the enrollment form for the Certificate or as subsequently changed.

    PAID-UP--An election under the Certificate whereby the Owner may terminate the death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a paid-up benefit under the Certificate. If the paid-up election is made, all or part of the remaining cash value in the Certificate will be transferred to the General Account and may no longer be allocated to the Separate Account or the Fixed Account. The Owner will receive any remaining cash surrender value that is not used to purchase a paid-up benefit. The paid-up benefit elected must not be more than can be purchased using the Certificate's cash surrender value or more than the death benefit under the Certificate at the time the election is made and must not be less than $10,000.

    PLANNED PERIODIC PREMIUM--An Owner's self-determined amount of premium planned to be paid at fixed intervals over a specified period of time. The Owner is not required to follow this schedule after the first premium payment.

    PORTABLE--A status that occurs when a covered person is no longer part of the participating entity's group. A Certificate becomes portable when an event specified in the Certificate occurs. These events may include: termination of the covered person's employment (other than through retirement) and retirement as determined by the participating entity, or the sale by the participating entity of the business unit with which the covered person is employed. An Owner of a portable Certificate will no longer be deemed to be a member of the participating entity's group for purposes of determining cost of insurance rates and charges.

    PORTFOLIO--A portfolio represents a different class (or series) of stock of the Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

    PRO RATA BASIS--Allocations made in the same proportion that the Certificate's cash value in the Fixed Account and the Certificate's cash value in each investment division of the Separate Account bear to the Certificate's total cash value (except for the cash value, if any, in the Loan Account) as of the Date of Receipt of a request.

    SEPARATE ACCOUNT--Metropolitan Life Separate Account UL, a separate investment account of MetLife through which premiums paid under the Certificate are invested to the extent allocated to the Separate Account by the Owner.

    SPECIFIED FACE AMOUNT--The amount of insurance specified in the Certificate.

    VALUATION DATE--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.


    VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange, on each Valuation Date and ending at the close of regular trading on the New York Stock Exchange, on the next succeeding Valuation Date.


                                    SUMMARY

    Unless the context indicates otherwise, this summary and the discussion in the rest of this Prospectus assume that cash surrender values are sufficient to pay all charges deducted on monthly anniversaries, that no Certificate loans have been made and that no riders are in effect (see "Loan Privileges--Effect of a Certificate Loan," "Payment and Allocation of Premiums--Certificate Termination and Reinstatement While the Group Policy is in Effect," and "Appendix to Prospectus").

    This Prospectus describes only those aspects of the Certificate that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Certificate functions (see "The Fixed Account").

WHO IS THE ISSUER OF THE GROUP POLICIES AND CERTIFICATES?


    MetLife, the issuer of the Group Policies and Certificates, is a mutual life insurance company. It was incorporated under the laws of the State of New York in 1866 and since 1868 it has been engaged in the life insurance business under the name Metropolitan Life Insurance Company. Its Home Office is located at 1 Madison Avenue, New York, New York 10010. It is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. On December 31, 1997, MetLife had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $330.3 billion.


WHAT ARE SEPARATE ACCOUNT UL, THE FIXED ACCOUNT AND THE METROPOLITAN SERIES
FUND?

    The Owner may allocate the net premiums paid under the Certificate to one or more of the investment divisions of the Separate Account, a separate investment account of MetLife (see "The Separate Account") and/or to a Fixed Account established by MetLife. In some cases, however, the participating entity may select the investment divisions available to Owners. Also, the participating entity may retain the right to allocate any net premiums it pays unless and until the covered person retires (as determined by the participating entity) or the Owner's Certificate becomes portable.


    There are currently ten investment divisions available in the Separate Account. The assets in each division are invested in a separate class (or series) of stock of the Fund, a "series" type of mutual fund (see "Metropolitan Series Fund"). Each class of stock represents a separate portfolio within the Fund. The ten portfolios of the Fund which are currently available to Owners are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the State Street Research Diversified Portfolio, the State Street Research Aggressive Growth Portfolio, the State Street Research International Stock Portfolio, the MetLife Stock Index Portfolio, the Loomis Sayles High Yield Bond Portfolio, the T. Rowe Price Small Cap Growth Portfolio, the Janus Mid Cap Portfolio and the Scudder Global Equity Portfolio. Net premiums allocated to the Fixed Account are held in the General Account of MetLife.


    Each portfolio of the Fund has a different investment objective and is managed by MetLife. For providing investment management services to the Fund, MetLife receives a fee from the Fund for providing investment management services to each Portfolio. The following chart shows the fee and other Fund expenses for each Portfolio.

                    METROPOLITAN SERIES FUND ANNUAL EXPENSES
                   (AS A PERCENTAGE OF AVERAGE NET ASSETS(a))



                                                                                                 OTHER EXPENSES
                                                                               MANAGEMENT FEES    AFTER EXPENSE
                                                                                     (b)        REIMBURSEMENT (c)    TOTAL
                                                                               ---------------  -----------------  ---------
MetLife Stock Index Portfolio................................................          .25%              .08%           .33%
State Street Research Income Portfolio.......................................          .33%              .10%           .43%
State Street Research Diversified Portfolio..................................          .44%              .06%           .50%
State Street Research Growth Portfolio.......................................          .49%              .07%           .56%
State Street Research Aggressive Growth Portfolio............................          .71%              .08%           .79%
T. Rowe Price Small Cap Growth Portfolio.....................................          .55%              .18%           .73%
Scudder Global Equity Portfolio..............................................          .90%              .22%          1.12%
Loomis Sayles High Yield Bond Portfolio......................................          .70%              .20%           .90%
Janus Mid Cap Portfolio......................................................          .75%              .14%           .89%
State Street Research International Stock Portfolio..........................          .75%              .28%          1.03%


------------

(a) Except for the annual expenses for the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Scudder Global Equity and Janus Mid Cap Portfolios which are expressed as a percentage of the year-end net assets.



(b) The marginal fee rate for the State Street Research Income Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research International Stock Portfolio, T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio will decrease when the dollar amount in each such Portfolio reaches certain threshold amounts.



(c) Expenses for the T. Rowe Price Small Cap Growth, Janus Mid Cap, Scudder Global Equity and Loomis Sayles High Yield Bond Portfolios are based on estimated amounts for 1998. Metropolitan Life agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. Expenses for the Loomis Sayles High Yield Bond and the Scudder Global Equity Portfolios, absent the expense reimbursement, would have been .39% and .31%, respectively. Metropolitan Life ceased subsidizing expenses for the Janus Mid Cap Portfolio as of December 31, 1997 and the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998, when the Portfolios' assets exceeded $100 million.


    For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

WHAT DEATH BENEFIT IS AVAILABLE UNDER THE CERTIFICATE?


    The Certificate provides for the payment of a benefit upon the death of the covered person. The death benefit is the specified face amount of the Certificate plus the cash value on the date of death. If greater than the death benefit otherwise payable, a minimum death benefit equivalent to a percentage of the cash value, determined by age at death, will be paid. The insurance proceeds payable will be reduced by any outstanding indebtedness and any accrued and unpaid charges (see "Certificate Benefits--Death Benefit").


    In addition, an Owner has the flexibility to add optional insurance benefits by riders specified in the Certificate. These may include a waiver of monthly deduction during total disability rider; an accelerated death benefit rider; an accidental death benefit rider; an accidental death or dismemberment benefit rider; and a dependent life benefits rider (see "Certificate Benefits--Optional Insurance Benefits"). The cost of these optional insurance benefits will be deducted from the cash value as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value").

    Proceeds under the Certificate may be received in cash or under one of the available optional income plans described in the Appendix to Prospectus (see "Certificate Benefits--Optional Income Plans").

WHAT FLEXIBILITY DOES AN OWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

    The Owner may increase the specified face amount of the Certificate on a date or dates determined by the participating entity and set forth in the Group Policy (see "Certificate Benefits"). For employees of a participating entity, automatic increases in specified face amount will be made in conjunction with each employee's salary increase on a date or dates specified by the participating entity. Any increases in the death benefit are subject to MetLife's underwriting rules (see "Certificate Benefits--Change in Specified Face Amount"). Any specified face amount increase also will result in additional charges (see "Certificate Benefits--Increases" and "Effect of Changes in Specified Face Amount on Charges"). The specified face amount may also be decreased by the Owner. The specified face amount may never be less than the minimum specified face amount set forth in the Certificate. In no event will the specified face amount be less than $10,000. An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters").


WHAT FLEXIBILITY DOES AN OWNER HAVE IN CONNECTION WITH PREMIUM PAYMENTS?


    If elected by a participating entity and authorized by the Owner, premiums are paid through payroll deduction and are remitted to MetLife by such employer on at least a monthly basis. A participating entity may limit the availability of payroll deduction to employees who contribute a minimum monthly amount specified by the participating entity. If payroll deduction is not available, the Owner may remit premiums to MetLife directly on a quarterly or annual basis. Premium payments will not be credited to the Owner's Certificate until received by MetLife. An Owner has considerable flexibility concerning the amount and frequency of premium payments. After payment of the first premium, an Owner need not pay any specific amount of minimum premiums. Instead, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. However, the Owner may be required to make an unscheduled premium payment in order to keep the Certificate in force (see "Payment and Allocation of Premiums").


WHAT HAPPENS TO CERTIFICATES WHEN THE PARTICIPATING ENTITY'S ACTIVE PARTICIPATION IN THE GROUP POLICY IS TERMINATED?


    If the participating entity or MetLife decides to terminate the participating entity's participation in the Group Policy, the participating entity will cease remitting any payroll deductions of premiums. In addition, no future Certificates will be issued under the Group Policy. The current Certificates may also be terminated by MetLife under certain circumstances. There are also circumstances where an Owner may continue the Certificate even after the participating entity's termination of its participation in the Group Policy. If the Certificate is not terminated, different current charges may apply, but the guaranteed charges will not be greater than they were prior to the termination of the Group Policy (see "Effect of Termination of the Group Policy Participation on Owners").


IF THE PARTICIPATING ENTITY CONTINUES TO PARTICIPATE IN THE GROUP POLICY, HOW LONG WILL THE CERTIFICATE REMAIN IN FORCE?

    The Certificate will terminate only when its cash surrender value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deduction from Cash Value"), and the grace period expires without a sufficient payment being made (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination"). Therefore, failure to pay premiums will not automatically cause the Certificate to terminate and payment of premiums does not guarantee that the Certificate will remain in force until its final date.

HOW ARE NET PREMIUMS ALLOCATED?


    The portion of the premium available for allocation ("net premium") equals the premium paid less the amount of any premium expense charges that are deducted from that premium payment (see "Charges and Deductions--Premium Expense Charges"). The participating entity or Owner, as applicable, determines in the application for the Group Policy or enrollment form for the Certificate, respectively, what portions, if any, of net premiums paid by each are to be allocated to the investment divisions of the Separate Account and/or to the Fixed Account. Allocations with respect to the Fixed Account are effective as of the Investment Start Date. Allocations with respect to the investment divisions of the Separate Account are effective as of the Allocation Date, as explained more fully under "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value." An Owner or participating entity, as applicable, may change allocations of future net premiums at any time, without charge by notifying MetLife in writing, subject to certain limitations (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value"). Because investment performance of a Separate Account investment division (unlike that of the Fixed Account) is not guaranteed by MetLife, allocation of net premiums to the Separate Account investment divisions increases the amount of investment risk to the Owner, and allocation to the Fixed Account decreases such risk. On the other hand, the potential benefit of the Fixed Account is limited to the return guaranteed by MetLife plus any discretionary return declared by MetLife from time to time.


    Subject to certain restrictions, currently, an Owner may transfer amounts among the investment divisions of the Separate Account or between the Separate Account and the Fixed Account without charge (see "Charges and Deductions"). In the first 24 Certificate months, an Owner may transfer the entire amount in the Separate Account to the Fixed Account without charge (see "Certificate Rights--Exchange Privilege" and "The Fixed Account Death Benefit, Transfer, Withdrawal, Surrender, and Certificate Loan Rights"). An Owner may also elect to participate in one of the systematic investment strategies (see "Allocation of Premiums and Cash Value--Systematic Investment Strategies").


MAY THE CERTIFICATE BE SURRENDERED OR THE CASH VALUE PARTIALLY WITHDRAWN?

    The Owner may surrender the Certificate at any time and receive the cash surrender value of the Certificate. Subject to certain limitations, the Owner also may make partial withdrawals from the cash surrender value at any time prior to the final date (see "Certificate Rights--Surrender and Withdrawal Privileges"). Certificates under some Group Policies may be subject to a transaction charge of up to $25 (but not more than 2% of the amount withdrawn). Surrenders and withdrawals may have certain tax consequences (see "Federal Tax Matters").

IS THERE A "FREE LOOK" PERIOD?

    The Certificate provides for a free-look period that lasts until 10 days after receipt (except where state law requires a longer period for replacement policies or other reasons) or 45 days after the enrollment form has been completed, whichever is later. The Owner may return the Certificate within this period and MetLife will send the Owner a complete refund of any premiums paid within 7 days. The refund of any premium paid by check, however, may be delayed until the check has cleared the Owner's bank.

    Following an increase in specified face amount requested by an Owner, there is a similar free look period that extends until the later of 10 days after the Owner receives revised Certificate pages reflecting the increase or 45 days after the request for the increase has been completed. During this period, the Owner may elect to terminate the increase, and all Certificate values will be restored to what they would have been had the increase not occurred. MetLife will also refund the amount of any premiums paid, to the extent necessary for the Certificate to continue to be within the definition of life insurance for federal income tax purposes (see "Premiums--Premium Limitations").

WHAT IS THE LOAN PRIVILEGE?

    An Owner may obtain a Certificate loan at any time that the Certificate has a loan value. Loans may be repaid at any time prior to the Final Date (see "Certificate Rights--Loan Privileges"). Certificates under some Group Policies may be subject to a transaction charge of up to $25. Loans are not available for Owners who have exercised the paid-up Certificate provision, except as otherwise required by law.

WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE CERTIFICATE?


    PREMIUM EXPENSE CHARGES. Premium expense charges vary based on the Group Policy under which the Certificate is issued. These charges may consist of a charge of the equivalent of .35% of each premium payment to recover a portion of MetLife's estimated cost for the federal income tax treatment of deferred acquisition costs ("DAC tax charge") and a state premium tax charge of the equivalent of up to 5% of each premium payment. These charges may be deducted either as a percent of premium or as part of the monthly deduction. (See "Charges and Deductions--Premium Expense Charges").



    MONTHLY DEDUCTION. The charges deducted as part of the monthly deduction can vary based upon the Group Policy under which an Owner's Certificate is issued. Cash value may be reduced by a monthly deduction equal to the sum of any applicable: (1) charge for the cost of insurance (MetLife uses simplified underwriting and guaranteed issue procedures. While the current costs of insurance rates are generally lower than 100% of the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"), the guaranteed rates are up to 150% of the rates that could be charged based on the 1980 CSO Table. The use of simplified underwriting and guaranteed issue procedures may result in the cost of insurance charges being higher for some healthy individuals); (2) cost of any optional insurance benefits added by rider; (3) monthly administration charge, which may be up to $5.00 per Certificate per month as specified in the Certificate and (4) premium expense charges, as described above. (See "Charges and Deductions--Monthly Deduction from Cash Value.")


    CHARGES AGAINST SEPARATE ACCOUNT. A daily charge equivalent to an effective annual rate of at least .45% and not to exceed .90% of the average daily value of the net asset, in the Separate Account which are attributable to the Certificates is imposed to compensate MetLife for its assumption of certain mortality and expense risks (see "Charges and Deductions--Charge for Mortality and Expense Risks").

    No charges are currently made against the Separate Account for federal or state income taxes with respect to earnings or capital gains which may be attributable to the Separate Account. Should MetLife determine that such taxes will be imposed, MetLife may make deductions from the Separate Account to pay these taxes (see "Federal Tax Matters"). The imposition of such taxes would result in a reduction of the cash value in the Separate Account.

WHAT IS THE TAX TREATMENT OF CASH VALUE?

    Cash value under a Certificate is subject to the same federal income tax treatment as cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if a Certificate is not a modified endowment contract as discussed in the following paragraph, a Certificate owner generally will be taxed on cash value withdrawn from the Certificate, the cash value received upon surrender of the Certificate or the cash value distributed at the Final Date of a Certificate only to the extent these amounts, when added to previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal or on the Final Date of a Certificate in excess of premiums paid will be treated as ordinary income.

    Special rules regarding taxation, including the imposition of a tax penalty, govern pre-death withdrawals from life insurance contracts referred to as modified endowment contracts. For more information, see "Federal Tax Matters."

IS THE BENEFICIARY SUBJECT TO FEDERAL INCOME TAX ON THE DEATH BENEFIT?


    Like death benefits payable under conventional fixed benefit life insurance policies, death benefit proceeds payable under the Certificate under current law are generally completely excludable from the gross income of the beneficiary for federal income tax purposes. As a result, the beneficiary generally will not be taxed on death benefit proceeds (see "Federal Tax Matters").


IS THE DEATH BENEFIT OR THE CASH VALUE SUBJECT TO FEDERAL ESTATE TAX?

    The death benefit under the Certificate or the cash value may be subject to federal estate tax (see "Federal Tax Matters").

HOW SHOULD PREMIUM PAYMENTS, OWNER REQUESTS AND OTHER COMMUNICATIONS BE SENT TO METLIFE?

    Premium payments and other communications (such as transfer requests, loan requests, loan repayments, withdrawal requests, surrender requests, changes of beneficiary, changes of the specified face amount, or changes of premium allocation) should be sent to the Administrative Office for the Certificate. MetLife may name different Administrative Offices for different transactions. In the future MetLife may permit transfer and withdrawal or other requests to be made by telephone.

    To exercise rights under a Certificate, the Owner must follow the procedures stated in the Certificate. To request a payment, change the allocation among the investment divisions, change the beneficiary, change the specified face amount, change an address or request any other action by MetLife, the Owner should utilize the forms prepared by MetLife for each purpose. The forms are available from the Administrative Offices.

                 SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND

THE SEPARATE ACCOUNT

    The Separate Account, which is a separate investment account of MetLife, was established by MetLife pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with other variable universal life insurance products issued by MetLife. The assets allocated to the Separate Account are the property of MetLife, and MetLife is not a trustee by reason of the Separate Account.

    The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of MetLife. Each Certificate provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of MetLife with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of MetLife. The liabilities are the actuarially determined amount of MetLife's total commitments under the Certificates; the reserves are the assets allocated to pay these commitments. The values of the assets in the Separate Account will not at any time be less than the sum of all amounts then allocated to the Separate Account under variable life insurance policies.

    MetLife may accumulate in the Separate Account mortality and expense risk charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of MetLife's liabilities and reserves with respect to the Separate Account. MetLife may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities.

    Although the Separate Account is an integral part of MetLife, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of MetLife by the Commission.

    There are currently ten available investment divisions in the Separate Account. The assets in each investment division are invested in a separate class (or series) of stock issued by the Fund. Each class of stock represents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Owners. In addition, investment divisions may be eliminated from the Separate Account. One division, whose corresponding portfolio is not listed below, has been eliminated from the Separate Account.

METROPOLITAN SERIES FUND

    The Fund is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each available Fund portfolio that may be available to Owners is set forth below.

    STATE STREET RESEARCH GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

    STATE STREET RESEARCH INCOME PORTFOLIO: The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

    STATE STREET RESEARCH DIVERSIFIED PORTFOLIO: The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

    STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

    STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.


    METLIFE STOCK INDEX PORTFOLIO: The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

    LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO: The investment objective of this portfolio is to achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

    JANUS MID CAP PORTFOLIO: The investment objective of this nondiversified portfolio is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.


    T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve long-term capital growth by investing in small capitalization companies.


    SCUDDER GLOBAL EQUITY PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.


    MetLife acts as the investment manager of the Fund. State Street Research & Management Company ("State Street Research"), a wholly-owned subsidiary of MetLife, provides sub-investment management services with respect to State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research International Stock and State Street Research Aggressive Growth Portfolios. GFM International Investors, Inc. ("GFM"), a subsidiary of State Street Research, provides sub-sub-investment management services and has day-to-day investment responsibility with respect to the State Street Research International Stock Portfolio. Loomis, Sayles & Company, L.P. ("Loomis Sayles"), whose general partner is indirectly owned by MetLife, provides sub-investment management services with respect to the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price") provides sub-investment management services with respect to the T. Rowe Price Small Cap Growth Portfolio. Janus Capital Corporation ("Janus") provides sub-investment management services with respect to the Janus Mid Cap Portfolio. Scudder Kemper Investments, Inc. ("Scudder") provides sub-investment management services with respect to the Scudder Global Equity Portfolio. Sub-investment manager fees are paid by MetLife.


    MetLife purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any dividend or capital gain distributions received from the Fund are likewise reinvested in Fund shares at net asset value as of the dates paid. The distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.


    On each Valuation Date, shares of each portfolio are purchased or redeemed by MetLife for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among investment divisions, Certificate loans, loan repayments and benefit payments to be effected pursuant to the terms of the Certificates as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each portfolio determined as of the close of regular trading on the New York Stock Exchange on that same Valuation Date.


    A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose" in the prospectus for the Fund for a discussion of the different separate accounts for MetLife and its affiliates that invest in the Fund and the risks related thereto.

                              CERTIFICATE BENEFITS

DEATH BENEFIT


    As long as the Certificate remains in force, and subject to its terms (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination"), MetLife will, upon due proof of the covered person's death, pay the insurance proceeds of the Certificate to the named beneficiary. The proceeds may be received by the beneficiary in a single sum or under one or more of the available optional income plans as described in the Appendix to Prospectus.


    The insurance proceeds are: (a) the death benefit provided on the date of death; plus (b) any additional insurance on the covered person's life that is provided by rider; minus (c) any outstanding indebtedness and any accrued and unpaid charges; and minus (d) certain amounts of death benefit previously decreased as a result of a claim under a rider to the Policy.

    The death benefit is equal to the specified face amount of insurance plus the cash value.

    MINIMUM DEATH BENEFIT--There is a minimum death benefit equal to the greater of (1) the death benefit and (2) a percentage of the cash value as set forth in the following table. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

                                     TABLE

           ATTAINED AGE OF
          COVERED PERSON AT
           THE BEGINNING OF               PERCENTAGE OF
         THE CERTIFICATE YEAR              CASH VALUE
--------------------------------------  -----------------
40 and less:..........................           250%
45:...................................           215%
50:...................................           185%
55:...................................           150%
60:...................................           130%
65:...................................           120%

           ATTAINED AGE OF
          COVERED PERSON AT
           THE BEGINNING OF               PERCENTAGE OF
         THE CERTIFICATE YEAR              CASH VALUE
--------------------------------------  -----------------
70:...................................           115%
75:...................................           105%
80:...................................           105%
85:...................................           105%
90:...................................           105%
95:...................................           100%

For the ages not listed, the percentage decreases by a ratable portion for each full year.

    In no event will the death benefit be lower than the minimum amount required to maintain the Certificate as life insurance under federal income tax law and applicable Internal Revenue Service rules.

    The death benefit provides insurance protection as well as possible build-up of cash value. The death benefit varies as the cash value changes.

    If the covered person dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.

    CHANGE IN SPECIFIED FACE AMOUNT. Subject to certain limitations, an Owner may request an increase in the specified face amount of a Certificate on a date or dates determined by the participating entity and set forth in the Group Policy (see "Decreases" and "Increases" below). For Owners who are qualifying employees of employers who are participating entities, automatic increases in specified face amount will be made in conjunction with each employee's salary increases on a date or dates determined by the participating entity, unless such employee notifies MetLife in writing that no such automatic increases are desired. Any increases in the specified face amount are subject to MetLife's underwriting rules which may include a requirement for satisfactory evidence of the covered person's insurability. The specified face amount may also be decreased by the Owner. An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters"). Any increase or decrease in the specified face amount requested by the Owner will become effective on the monthly anniversary on or next following the date of approval of the request.

    DECREASES. The specified face amount remaining in force after any requested decrease may not be less than the minimum specified face amount as specified in the Certificate. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Code rules (see "Premiums--Premium Limitations"). For purposes of determining the cost of insurance charge (see "Charges and Deductions--Cost of Insurance", "Cost of Insurance Rate", and "Rate Class"), a decrease in the specified face amount will reduce the specified face amount in the following order: (a) the specified face amount provided by the most recent increases successively; and (b) the specified face amount on the Date of Certificate.

    INCREASES. Any requirements as to the minimum amount of an increase are specified in the Certificate. Any increases in specified face amount are subject to MetLife's underwriting rules.

    EFFECT OF CHANGES IN SPECIFIED FACE AMOUNT ON CHARGES. A change in the specified face amount may affect the net amount at risk which may affect an Owner's cost of insurance charge (see "Charges and Deductions--Cost of Insurance", "Cost of Insurance Rate", and "Rate Class"). This in turn can affect the level of subsequent cash values and death benefit. A change in the specified face amount may also affect the Certificate's status as a modified endowment contract for tax purposes (see "Federal Tax Matters").

CASH VALUE

    The total cash value of a Certificate at any time is the sum of the Certificate's cash values in the Fixed Account (see "The Fixed Account"), the Loan Account (see "Certificate Rights--Loan Privileges"), and the investment divisions of the Separate Account at such time. The Certificate's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see "Separate Account Net Investment Return"). There is no guaranteed minimum cash value in the Separate Account.

    CALCULATION OF SEPARATE ACCOUNT CASH VALUE. The portion of the first net premium allocated to the investment divisions of the Separate Account under a Certificate that is issued within the first Group Policy year will automatically be allocated to the Fixed Account from the Investment Start Date to the Allocation Date. Otherwise, on each Valuation Date, the Certificate's cash value in an investment division of the Separate Account will equal:

        (1) The cumulative amount of all net premium payments, transfers of cash value, loan repayments and interest credited on Certificate loans that are allocated to the investment division; minus

        (2) Any cash value transferred, surrendered or withdrawn from the investment division (including transfers to the Loan Account); minus

        (3) The portion of all charges and deductions allocated to the Certificate's cash value in the investment division (see "Charges and Deductions"); plus or minus

        (4) The cumulative net investment return (discussed below) on the amount of cash value in the investment division.

    The Certificate's total cash value in the Separate Account equals the sum of the Certificate's cash value in each investment division.


    SEPARATE ACCOUNT NET INVESTMENT RETURN. An investment division's net investment return is determined as of the end of each Valuation Date. All transactions and calculations with respect to the Certificates as of any Valuation Date are determined as of such time.


    Each investment division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Period less
(1) an adjustment for the Separate Account's charge for mortality and expense risks (equivalent to at least .45% and not more than .90% on an annual basis) and (2) a charge for MetLife's taxes, if any such tax charge becomes necessary in the future (see "Charges and

Deductions--Charges Against the Separate Account"). The investment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the portfolio during the period.


    Depending primarily on the investment experience of the underlying Fund portfolio, an investment division's net investment return may be either positive or negative during a Valuation Period.



    PERFORMANCE RANKINGS. From time to time the Separate Account may advertise its performance ranking information among similar investments as compiled by Lipper Analytical Services Inc., Morningstar, Inc. and other independent organizations.



    From time to time the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. In addition, MetLife may advertise ratings assigned by independent rating agencies that are relevant when considering the guarantees provided by MetLife.


BENEFIT AT FINAL DATE

    If the covered person is living, MetLife will pay to the Owner the cash value of the Certificate on the Final Date, reduced by any outstanding indebtedness (see "Certificate Benefits--Cash Value"). The Final Date of a Certificate is the Certificate anniversary on which the covered person is 95 or later, if so requested by the Owner and permitted by law (see "Federal Tax Matters").

OPTIONAL INCOME PLANS

    During the covered person's lifetime, the Owner may arrange for the cash surrender value to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see the Appendix to Prospectus. These choices are also available at the Final Date. If no election is made, MetLife will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

    When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the covered person's death, select one or more of the optional income plans, if no payments have yet been made. If the insurance proceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

OPTIONAL INSURANCE BENEFITS

    Subject to certain requirements, one or more of the optional insurance benefits described in the Appendix to Prospectus, may be included with a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value"). See the Appendix to Prospectus, for a discussion of how certain riders affect the benefits and the exercise of certain rights under the Certificate.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A CERTIFICATE

    Certificates will only be offered to eligible employees, and their spouses when provided by the participating entity. Individuals wishing to purchase a Certificate must complete an enrollment form which must be received in good order by the Administrative Office before a Certificate will be issued or any investment return will commence thereunder. A Certificate will not be issued with a specified face amount less than the Minimum Specified Face Amount. Acceptance is subject to MetLife's underwriting rules. MetLife reserves the right to reject an enrollment for any reason permitted by law.

PREMIUMS

    The Owner is not required to pay any specific amount of premiums. MOREOVER THE PAYMENT OF PREMIUMS WILL NOT GUARANTEE THAT THE CERTIFICATE REMAINS IN FORCE. Instead, the duration of the Certificate while the Group Policy is in force depends upon the Certificate's cash surrender value (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination").

    Premiums will be paid through payroll deduction, where provided by the participating entity. A participating entity may limit the availability of payroll deduction to employees who contribute a minimum monthly amount specified by the participating entity. A participating entity may remit payroll deductions to MetLife as much as 30 days after the deduction is made. If there is no payroll deduction available, an Owner may elect to pay the premium quarterly or annually.

    Subject to the minimum and maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. The Certificate, therefore, provides the Owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions.


    During the first Group Policy year, the portion of the first premium payment under each Certificate allocated to investment divisions of the Separate Account will be allocated to the Fixed Account from the Investment Start Date until the Allocation Date as discussed in detail under "Allocation of Net Premiums" below. Thereafter, the portion of a premium payment allocated to the investment divisions of the Separate Account under such Certificates and any portion of premium payments allocated to the investment divisions of the Separate Account under Certificates issued after the first Group Policy year are credited to the Separate Account as of the Date of Receipt of the premium payment, together with any necessary allocation instructions in good order from the participating entity. The portion of each premium payment under each Certificate allocated to the Fixed Account is credited to the Fixed Account as of the Date of Receipt.


    PREMIUM LIMITATIONS. The Certificate will terminate after a grace period commencing on a monthly anniversary when the cash surrender value is insufficient to pay the monthly deduction on that date. Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation determined by Internal Revenue Code rules relating to the definition of life insurance. If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limitations, MetLife will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Certificate from terminating.

    There may be cases where the total of all premiums paid could cause the Certificate to be classified as a modified endowment contract (see "Federal Tax Matters"). The annual statement (see "Reports") sent to each Owner will include information regarding the modified endowment contract status of a Certificate. In cases where a Certificate is not an irrevocable modified endowment contract, the annual statement will indicate what action the Certificate owner can take to reverse the modified endowment contract status of the Certificate.

    The first premium may not be less than the planned periodic premium. Every unplanned premium payment must be at least $100. Premium payments less than these minimum amounts will be refunded to the Owner. These minimum premium limits can be changed by MetLife. No increase will take effect until 90 days after notice is sent to the Owner.

ALLOCATION OF PREMIUMS AND CASH VALUE


    NET PREMIUMS. The net premium equals the premium paid less any premium expense charges (see "Charges and Deductions--Premium Expense Charges").


    ALLOCATION OF NET PREMIUMS. In the enrollment form for a Certificate, the Owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. In some cases, the participating entity retains the right to allocate the portion of any net premiums it pays rather than the Owner pays among the Fixed Account and the investment divisions of the Separate Account unless and until the covered person retires, as determined by the participating entity (if the covered person is employed by the participating entity), or the Certificate becomes portable. The Certificate includes a description of the Owner's right to allocate net premiums. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Owner may change the allocation of future net premiums without charge at any time by providing MetLife with written notification at the Administrative Office. The change will be effective as of the Date of Receipt of the notice at the Administrative Office.

    A newly-issued Certificate is credited with an investment return commencing with the date the first premium for that Certificate is received, or, if later, the Date of Certificate. With one exception, the investment return that commences on this "Investment Start Date" is based on the allocation among the Fixed Account and the investment divisions of the Separate Account selected by the Owner (or, to the extent mentioned in the preceding paragraph, the participating entity). The one exception is for Certificates that are issued during the first year that the related Group Policy has been in effect. For those Certificates, the initial premium payments allocated to the investment division of the Separate Account will be allocated to and earn the current interest rate in the Fixed Account during the 20 day period of time from the Investment Start Date to the Allocation Date. Thereafter, the investment return is based on the investment allocation selected by the Owner or participating entity as mentioned above.

    The Certificate's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Owner bears this investment risk. Owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

    CASH VALUE TRANSFERS. Except as described below, on and after the Allocation Date the Owner may transfer cash value among the Fixed Account and investment divisions of the Separate Account. In some cases, the participating entity may retain the right to transfer the portion of any cash value attributable to net premiums it pays rather than the Owner pays among the Fixed Account and the investment divisions of the Separate Account unless and until the covered person retires, as determined by the participating entity (if the covered person is employed by the participating entity) or the Owner's Certificate becomes portable. In addition, in some cases, the maximum amount that may be transferred from the Fixed Account in any Certificate year is the greater of $200 or 25% of the largest amount in the Fixed Account over the last four Certificate years, or, if the Certificate has been in effect for less than that period, since the Certificate date. This limit does not apply to a full surrender, to any loans taken or to any transfers made under a systematic investment strategy (see "Systematic Investment Strategies").The Certificate includes a description of the Owner's cash value transfer rights. There is no charge for transfers.

    A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $200 or the total amount in an investment division or, if the transfer is from the Fixed Account, the total amount in the Fixed Account. Transferring cash value from one or more investment divisions and/or the Fixed Account into one or more other investment divisions and/or the Fixed Account counts as one transfer. MetLife will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Administrative Office, except in the limited circumstances described under "Other Certificate Provisions--Payment Deferment," and "The Fixed Account--Death Benefit Transfer, Withdrawal, Surrender and Certificate Loan Rights."

    Transfers are not taxable transactions under current law. Transfer requests must be in writing in a form acceptable to MetLife, or in another form of communication acceptable to MetLife.

    MetLife reserves the right, if permitted by state law, to allow Owners to make transfer requests by telephone. If MetLife decides to permit this transfer procedure, and an Owner elects to participate in the transfer procedure, the following will apply: the Owner will authorize MetLife to act upon the telephone instructions of any person purporting to be the Owner, assuming MetLife's procedures have been followed, to make transfers both from amounts in the Certificate's Fixed Account and in the Separate Account. MetLife will institute reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls will be recorded, and the Owner will be asked to produce the Owner's personalized data prior to MetLife initiating any transfer requests by telephone. Additionally, as with other transactions, the Owner will receive a written confirmation of any such transfer. Neither MetLife nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that MetLife or the Separate Account reasonably believe to be genuine. In the event that these transfer procedures are instituted and in the further event that an Owner who has elected to use such procedures encounters difficulty with them, such Owner should make the request to the Administrative Office.

    SYSTEMATIC INVESTMENT STRATEGIES. For certain groups, MetLife may permit the Owner to submit a written authorization directing MetLife to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Account. The participating entity will be able to inform its employees whether these investment strategies are available. MetLife currently offers four such investment strategies: the "Equity Generator," the "Equalizer," the "Allocator" and the "Rebalancer." Only one of these systematic investment strategies may be in effect at any one time. The Owner may submit a written request electing a strategy or directing MetLife to cancel a systematic investment strategy at any time. The election of any systematic investment strategy in connection with a Certificate's initial purchase will become effective on the later of the Allocation Date and the end of the free look period.

    Under the "Equity Generator," Owners may have the interest earned on amounts in the Fixed Account transferred to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division, as elected by the Owners. Any such transfer from the Fixed Account to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division, as applicable, will be made at the beginning of each Certificate month following the Certificate month in which the interest is earned. The transfer will only be made for a month during which at least $20.00 in interest is earned. Amounts earned during a month in which less than $20.00 in interest is earned will remain in the Fixed Account.

    Under the "Equalizer," at the end of a calendar quarter, a transfer is made from the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division, as elected by the Owner, to the Fixed Account or from the Fixed Account to such elected investment division in order to make the Fixed Account and such elected investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of such elected investment division that is not part of this systematic investment strategy will automatically terminate the "Equalizer" election. The Owner may then reelect the "Equalizer" strategy commencing on the next Certificate anniversary.

    Under the "Allocator," at the beginning of each Certificate month, an amount designated by the Owner is transferred from the Fixed Account to any investment division(s) specified by the Owner. The Owner may choose to do this in one of the following three ways: (1) designating an amount to be transferred from the Fixed Account each month until amounts in that investment division are exhausted; (2) designating an amount to be transferred from the Fixed Account for a certain number of months; or (3) designating a total amount to be transferred from the Fixed Account in equal monthly installments over a certain number of months. The Owner's designations must allow the "Allocator" to remain in effect for at least three months.

    Under the "Rebalancer," Owners may elect the periodic redistribution of cash value so that the cash value is allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are allocated. MetLife will redistribute the cash value at the beginning of each calendar quarter.

TERMINATION OF PARTICIPATING ENTITY PARTICIPATION IN THE GROUP POLICY


    Participation in the Group Policy will terminate if the participating entity decides to terminate its participation in the Group Policy. In addition, MetLife may also terminate the participating entity's participation in the Group Policy if (1) during any twelve month period, the aggregate specified face amount for all Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum permissible levels established by MetLife and set forth in the Certificate or (2) the participating entity makes available to employees another life insurance product. Both the participating entity and MetLife must provide ninety days' written notice to the other as well to the Owners before terminating participation in the Group Policy. Termination of participation in the Group Policy means that the participating entity will no longer remit premiums to MetLife through payroll deduction and that no new Certificates will be issued under the participating entity's group. Owners of "portable" Certificates (as defined in the Certificate) as of the Certificate monthly anniversary next following the termination of the participating entity's participation in the Group Policy and Owners who exercised the paid-up Certificate provision as of a date not later than the last Certificate monthly anniversary immediately prior to notice of termination being sent to Owners will remain Owners of the Certificates.


EFFECT OF TERMINATION OF GROUP POLICY PARTICIPATION ON OWNERS


    A termination by the participating entity or MetLife of the participating entity's participation in the Group Policy will not affect Owners whose Certificates have become portable or who have exercised their paid-up Certificate option by dates specified in the preceding paragraph. For all other Owners, the following would apply:


    If the participating entity replaces the Group Policy with another life insurance product that accumulates cash value, Certificates will be terminated and cash surrender values of each Owner will be transferred to the other life insurance product. If the Owner does not elect to be covered under the new product or if the new product does not provide coverage for the Owner, the Certificate's cash surrender value will be transferred to the Owner.


    If the participating entity replaces the Group Policy with a life insurance product that does not accumulate cash value, Certificates will be terminated and Owners will receive their cash surrender value. In this case and in any other case involving termination of the Certificate, Owners may elect to receive an annuity product from MetLife instead of their cash surrender value.


    If the participating entity does not replace the Group Policy with another life insurance product, then, depending on the terms of the Certificate, Owners may have the option of electing to become Owners of portable Certificates or Owners of paid-up Certificates, or Owners may have the option of electing the standard conversion rights set forth in the Certificate or receiving the cash surrender value of their Certificates.

    If an Owner becomes the Owner of a portable Certificate, the current cost of insurance may change but will never be higher than the guaranteed cost of insurance. If an Owner elects the standard conversion rights, insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate. The Owner will receive any cash surrender value not used to purchase such standard conversion right.

CERTIFICATE TERMINATION AND REINSTATEMENT WHILE THE GROUP POLICY IS IN EFFECT

    TERMINATION. If the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction, MetLife will notify the Owner and any assignee of record of that shortfall. The Owner will then have a grace period of the greater of 61 days, measured from the Certificate monthly anniversary, or 30 days after the date notice is mailed, to make sufficient payment. Failure to make a sufficient payment within the grace period will result in termination of the Certificate without any cash surrender value. If the covered person dies during the grace period, the insurance proceeds will still be payable, but any accrued and unpaid monthly deductions will be deducted from the proceeds.

    REINSTATEMENT. Unless the Group Policy is terminated and the Owner would not have been permitted to retain the Certificate on a portable or paid-up basis (see "Effect of Termination of Group Policy Participation on Owners"), a terminated Certificate may be reinstated any time within 3 years (or longer where required by state law) after the end of the grace period and before the Final Date by submitting the following items to MetLife: (1) a written request for reinstatement; (2) evidence of insurability satisfactory to MetLife; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions--Premium Expense Charges"), is large enough to cover the monthly deductions through the end of the grace period and for at least the two Certificate months commencing with the effective date of reinstatement.

    Indebtedness on the date of termination will be cancelled and need not be repaid, but may be reinstated. The amount of cash surrender value on the date of reinstatement will be determined in the manner set forth in the Certificate.

    The date of reinstatement will be the monthly anniversary on or next following the date of approval of the request. The terms of the original Certificate, including the insurance rates provided therein, will apply to the reinstated Certificate. A reinstated Certificate is subject to a new period of contestability (see "Other Certificate Provisions--Incontestability").

                             CHARGES AND DEDUCTIONS


    To the extent discussed in this section, the charges under the Certificates for one Group may differ from those for any other group. Because of the methodology for establishing the mix of charges and product features in the context of the particular circumstances of each Group, the Certificates issued in connection with each group are deemed to be a separate class or series. MetLife incurs many expenses and risks in connection with the Group Policies and Certificates. It is compensated for these out of all of the charges discussed below. Although different purposes are ascribed below to different charges, such distinctions are imprecise. MetLife is free to retain any and all revenues or profits that result from any of these charges or to apply such revenues or profits to any other purposes, including any costs and expenses in connection with the Group Policies and Certificates.



PREMIUM EXPENSE CHARGES.



    TAX CHARGES. Two charges are currently made for taxes related to premiums. These taxes include any federal, state or local taxes measured by or based on the amount of premiums received by MetLife. A DAC tax charge of the equivalent of .35% of each premium payment is made to compensate MetLife for its increased federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. An additional charge is made for state premium taxes. Premium taxes vary from state to state, and may be zero in some cases. One rate will be charged for each group. The initial charge for each group will be an estimate of anticipated taxes to be incurred on behalf of each Group Policy during the first Group Policy year. For each Group Policy year after the first Group Policy year, the state premium tax charge will be based on anticipated taxes taking into account actual state and local premium taxes incurred on behalf of each Group Policy in the prior year and known factors affecting the coming year's taxes. This charge may vary based on changes in the law or changes in the residences of the Owners. This charge may vary from the equivalent of 0 to 5% of premium. MetLife will waive state premium taxes for Internal Revenue Code section 1035 exchanges from any other policy to a Certificate. MetLife will waive the DAC tax charge for Internal Revenue Code section 1035 exchanges from another MetLife policy to a Certificate. MetLife does not anticipate making a profit on this charge. The tax charges may be deducted either as a percent of premium or as part of the monthly deduction. In the latter case the amount deducted under any Certificate would depend on the amount of premiums paid by the Group as a whole rather than on the amount of premiums paid by the Certificate Owner.


MONTHLY DEDUCTION FROM CASH VALUE


    The monthly deduction from cash value includes the cost of insurance charge, the charge for optional insurance benefits added by rider (see "Certificate Benefits--Optional Insurance Benefits"), and the administration charges. The cost of insurance charge, and the administration charges are discussed separately in the paragraphs that follow. The premium expense charges discussed above may also be included as part of the monthly deduction. The charges that comprise the monthly deduction can vary depending upon the Group Policy under which an Owner's Certificate is issued. The Certificate describes the charges applicable to each Owner.


    The monthly deduction accrues on each monthly anniversary commencing with the Date of Certificate; however, the actual deduction may be made up to 45 days after each such monthly anniversary. It will be allocated among the Fixed Account and each investment division of the Separate Account on a Pro Rata Basis. See "Payment and Allocation of Premiums--Issuance of a Certificate" regarding when insurance coverage starts under a newly issued Certificate.

    COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, it can vary from month to month. MetLife will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the insurance amount for each Certificate month. The insurance amount for a Certificate month is (a) the death benefit at the beginning of the Certificate month, less (b) the cash value at the beginning of the Certificate month.

    The insurance amount will be affected by changes in the specified face amount of the Certificate (see "Certificate Benefits--Death Benefits"). The insurance amount and therefore the cost of insurance will be greater if the specified face amount is increased. If the minimum death benefit is in effect (see "Death Benefit--Minimum Death Benefit"), then the cost of insurance will vary directly with the cash value.


    COST OF INSURANCE RATE. Cost of insurance rates are based on the age and rate class of the covered person and group mortality characteristics, the particular characteristics (such as the rate class structure, the degree of stability in the charges sought by the participating entity and portability features) under the Group Policy that are agreed to by MetLife and the participating entity, and the amount of any surplus or reserves to be transferred to MetLife from any previous insurer or from another MetLife policy (see "Other Certificate Provisions--Dividends"). The actual monthly cost of insurance rates will be based on MetLife's expectations as to future experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Certificate. These guaranteed rates may be up to 150% of the rates that could be charged based on the 1980 CSO Table. The maximum guaranteed rates may be higher than the 1980 CSO Table because MetLife uses simplified underwriting and guaranteed issue procedures whereby the covered person may not be required to submit to a medical or paramedical examination, and may provide coverage to groups that present substandard risk characteristics according to underwriting criteria. Under certain circumstances a covered person may be required to submit to a medical or paramedical examination. The current cost of insurance rates for most groups are lower than 100% of the 1980 CSO Table. Any change in the cost of insurance rates will apply to all persons of the same insuring age, rate class and group. MetLife reviews its cost of insurance rates annually and adjusts the rates from time to time based on several factors including the number of Certificates in force for each group, the number of Certificates in the group surrendered or becoming portable during the period and the actual experience of the group.



    RATE CLASS. The rate class of a covered person affects the cost of insurance rate. MetLife and the participating entity will agree to the number of classes and characteristics of each class. The classes may vary by smokers and non-smokers, active and retired status, Owners of portable Certificates and other Owners, and/or any other nondiscriminatory classes agreed to by the participating entity. Where smoker and non-smoker divisions are provided, a covered person who is in the non-smoker division of a rate class will have a lower cost of insurance than a covered person in the smoker division of the same rate class, even if each covered person has an identical Certificate.


    ADMINISTRATION CHARGE. The administration charge is a charge which may be up to $5.00 per Certificate per month as specified in the Certificate. The Certificate will describe the administration charge applicable to each Owner.

    This charge will be used to compensate MetLife for expenses incurred in the administration of the Certificate as a group variable universal life certificate. These expenses include the cost of processing enrollments, determining insurability, and establishing and maintaining Certificate records. Differences in the administration charge rates applicable to different Group Policies will be determined by MetLife based on expected differences in the administrative costs under the Certificates or in the amount of revenues that MetLife expects to derive from the charge. Such differences may result, for example, from features under each Group Policy that are agreed to by MetLife and the participating entity; the extent to which certain administrative functions in connection with the Group Policy are to be performed by MetLife or by the participating entity; and the expected average Certificate size.

CHARGES AGAINST THE SEPARATE ACCOUNT

    CHARGE FOR MORTALITY AND EXPENSE RISKS. A daily charge is made against the Separate Account for mortality and expense risks assumed by MetLife. The amount of the charge is equivalent to an effective annual rate of at least .45% and is guaranteed not to exceed an effective annual rate of .90% of the average daily value of the assets in the Separate Account which are attributable to the Group Policies. MetLife reserves the right, if permitted by applicable law, to change the structure of mortality and expense risk charge so that it is charged on a monthly basis as a percentage of cash value attributable to the Separate Account or so that it is charged as a component of the monthly deduction.


    The mortality risk assumed is that covered persons may live for a shorter period of time than estimated and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will be greater than estimated. MetLife will realize a gain if the charges prove ultimately to be more than sufficient to cover the actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on MetLife. If its estimates of future mortality and expense experience are accurate, MetLife anticipates that it will realize a profit from the mortality and expense risk charge; however if such estimates are inaccurate, MetLife could incur a loss.


    Differences in the mortality and expense risk charge rates applicable to different Group Policies will be determined by MetLife based on differences in the levels of mortality and expense risks under those Group Policies. Differences in mortality and expense risk arise principally from the fact that
(a) the factors discussed above under "Monthly Deduction From Cash Value" on which the cost of insurance and administration charges are based are more uncertain in some cases than in others and (b) MetLife's ability to recover any unexpected mortality and administrative expense costs from the cost of insurance and administration charges will also vary from case to case depending on the maximum rates for such charges agreed upon by MetLife and the participating entity. MetLife will determine cost of insurance, administration, and mortality and expense risk charge rates pursuant to its established actuarial procedures, and in doing so MetLife will not discriminate unreasonably or unfairly against Owners of Certificates under any Group Policy.


    CHARGE FOR INCOME TAXES. Currently, no charge is made against the Separate Account for income taxes. However, MetLife may decide to make such a charge in the future (see "Federal Tax Matters").

GUARANTEE OF CERTAIN CHARGES

    MetLife guarantees, and may not increase the rates specified in the Certificate for the following charges: the charge for the estimated cost of Federal income tax treatment of deferred acquisition costs, apart from any change in the law; the maximum cost of insurance charge; the maximum administration charge; and the maximum charge for mortality and expense risks with respect to the Certificates.

OTHER CHARGES

    FUND INVESTMENT MANAGEMENT FEE AND EXPENSES. Shares of the Fund are purchased for the Separate Account at their net asset value, which reflects Fund fees and expenses as described more fully under "What are Separate Account UL, the Fixed Account and the Metropolitan Series Fund?" and in the attached prospectus for the Fund.

    The Certificates do not impose any charges for sales expenses. Such expenses will be paid from other sources, including any excess accumulated charges for mortality and expense risks under the Certificates, any other gains attributable to operations with respect to the Certificates and MetLife's general assets and surplus.

      ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUES AND ACCUMULATED PREMIUMS

    The tables in this section illustrate the way in which a Certificate's death benefit and cash value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of monthly premiums (see "Premiums--Premium Limitations"), for a specified face amount of $100,000 for an individual who is age 40. The illustrations assume no Certificate loans have been made; therefore cash surrender values for the guaranteed illustrations would be $25 less than the cash values shown due to the deduction of a surrender transaction charge, and cash surrender values for the current illustrations would be equal to the cash values shown because it is assumed that no surrender transaction charge is deducted.


    The guaranteed insurance policy charges illustrations assume: (1) that the covered person is in a rate class that has maximum guaranteed cost of insurance charges equal to the maximum rates that could be charged (150% of the 1980 CSO Table); (2) a $5.00 per Certificate per month administration charge; (3) a .35% DAC tax charge; (4) a 5.0% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) a surrender transaction charge of $25.



    The current insurance policy charges illustrations assume: (1) that the covered person is in a rate class that does not distinguish between smoker and nonsmoker and has current standardized cost of insurance charges as set forth in the following table:


         MONTHLY CURRENT COST
           OF INSURANCE RATE
---------------------------------------
             RATE PER THOUSAND DOLLARS
   AGE             OF INSURANCE
----------  ---------------------------
 40 to 44            $    0.17
 45 to 49            $    0.29
 50 to 54            $    0.48
 55 to 59            $    0.75
 60 to 64            $    1.17
 65 to 69            $    2.10

Comparable illustrations for a covered person in MetLife's standard smoker underwriting risk classification or in a substandard risk classification would show lower cash values and, therefore, a lower death benefit. Conversely, comparable illustrations for a covered person in MetLife's standard nonsmoker underwriting risk classification would show higher cash values and cash surrender values and, therefore, a higher death benefit; (2) a $2.00 per Certificate per month administration charge; (3) a .35% DAC tax charge; (4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .45% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) no surrender transaction charge.


    The amounts shown for the death benefits and cash values also take into account the daily charge to the Fund for investment management services equivalent to an annual rate of .59% of the average daily value of the aggregate net assets of the available Fund portfolios (an average of the rates for the ten available portfolios of the Fund) and .14% for other direct expenses of the available Fund portfolios (the average of the expenses indicated in the chart of "Metropolitan Series Fund Annual Expenses" under "What are Separate Account UL, the Fixed Account, and the Metropolitan Series Fund?"). Taking account of the charges for investment management services, other Fund expenses and the current charge for mortality and expense risks, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.17%, 4.80% and 10.77%, respectively. With the guaranteed charges, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.62%, 4.33% and 10.28%, respectively.


    The guaranteed maximum charge illustration is based on rates charged under a hypothetical representative standard Group Policy; the current charge illustrations are based on rates that would be representative of such a Group Policy (see "Monthly Deduction From Cash Value--Cost of Insurance Rate"). The actual maximum current charge rates can be expected to vary from one Group Policy to another.

    The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.

    Upon request, MetLife will furnish an illustration reflecting the proposed covered person's age, Certificate charges, the specified face amount or premium amount requested, frequency of premium payments, and any available rider requested.

             GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE(1)
                                  ISSUE AGE 40
                        SPECIFIED FACE AMOUNT: $100,000

                      GUARANTEED INSURANCE POLICY CHARGES



                                                     TOTAL CASH VALUE(2)                  TOTAL DEATH BENEFIT(2)
                                 PREMIUMS           ASSUMING HYPOTHETICAL                  ASSUMING HYPOTHETICAL
                                ACCUMULATED        GROSS ANNUAL INVESTMENT                GROSS ANNUAL INVESTMENT
            END OF                 AT 5%             RATES OF RETURN OF                     RATES OF RETURN OF
         CERTIFICATE             INTEREST     ---------------------------------   ---------------------------------------
             YEAR                PER YEAR        0%          6%          12%          0%            6%            12%
------------------------------  -----------   ---------   ---------   ---------   -----------   -----------   -----------
 1............................    $ 1,232     $  597      $  616      $  635      $100,597      $100,616      $100,635
 2............................      2,526      1,145       1,219       1,294       101,145       101,219       101,294
 3............................      3,885      1,640       1,802       1,974       101,640       101,802       101,974
 4............................      5,311      2,080       2,362       2,673       102,080       102,362       102,673
 5............................      6,809      2,462       2,893       3,390       102,462       102,893       103,390
 6............................      8,382      2,784       3,391       4,123       102,784       103,391       104,123
 7............................     10,033      3,042       3,851       4,869       103,042       103,851       104,869
 8............................     11,767      3,234       4,267       5,627       103,234       104,267       105,627
 9............................     13,588      3,358       4,634       6,393       103,358       104,634       106,393
 10...........................     15,499      3,407       4,941       7,159       103,407       104,941       107,159
 15...........................     26,590      2,201       5,089      10,575       102,201       105,089       110,575
 20...........................     40,746          0(3)    1,332      11,612             0(3)    101,332       111,612
 25...........................     58,812          0(3)        0(3)    6,329             0(3)          0(3)    106,329
 30...........................     81,870          0(3)        0(3)        0(3)          0(3)          0(3)          0(3)


---------
(1) Assumes monthly payments of $100 paid at the beginning of each Certificate month. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Certificate to terminate because of insufficient cash value.

(3) Zero value in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination," for further details.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE(1)
                                  ISSUE AGE 40
                        SPECIFIED FACE AMOUNT: $100,000

                        CURRENT INSURANCE POLICY CHARGES



                                                   TOTAL CASH VALUE(2)            TOTAL DEATH BENEFIT(2)
                                 PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                                ACCUMULATED      GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT
            END OF                 AT 5%           RATES OF RETURN OF               RATES OF RETURN OF
         CERTIFICATE             INTEREST     -----------------------------  --------------------------------
             YEAR                PER YEAR        0%         6%       12%         0%           6%       12%
------------------------------  -----------   ---------   -------  --------  -----------   --------  --------
 1............................    $ 1,232     $  932      $   962  $    992  $100,932      $100,962  $100,992
 2............................      2,526      1,853        1,970     2,090   101,853       101,970   102,090
 3............................      3,885      2,763        3,027     3,307   102,763       103,027   103,307
 4............................      5,311      3,662        4,134     4,655   103,662       104,134   104,655
 5............................      6,809      4,551        5,294     6,148   104,551       105,294   106,148
 6............................      8,382      5,286        6,363     7,650   105,286       106,363   107,650
 7............................     10,033      6,013        7,482     9,313   106,013       107,482   109,313
 8............................     11,767      6,731        8,656    11,155   106,731       108,656   111,155
 9............................     13,588      7,441        9,885    13,196   107,441       109,885   113,196
 10...........................     15,499      8,142       11,174    15,457   108,142       111,174   115,457
 15...........................     26,590     10,421       17,319    29,489   110,421       117,319   129,489
 20...........................     40,746     10,996       23,257    50,767   110,996       123,257   150,767
 25...........................     58,812      9,093       27,919    82,950   109,093       127,919   182,950
 30...........................     81,870      1,883       27,511   129,308   101,883       127,511   229,308


---------
(1) Assumes monthly payments of $100 paid at the beginning of each Certificate month. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Certificate to terminate because of insufficient cash value.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               CERTIFICATE RIGHTS

LOAN PRIVILEGES

    CERTIFICATE LOAN. At any time, the Owner may borrow money from MetLife using the Certificate as the only security for the loan. Certificates under some Group Policies may be subject to a transaction charge of up to $25 for each loan. The smallest amount the Owner can borrow at any one time is $200. The maximum amount that may be borrowed at any time is the loan value. The loan value equals 75% (or higher where required by state law) of the cash surrender value. For situations where a Certificate loan may be treated as a taxable distribution, see "Federal Tax Matters."

    ALLOCATION OF CERTIFICATE LOAN. MetLife will allocate a Certificate loan among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

    INTEREST. Interest charges can vary depending upon the Group Policy under which an Owner's Certificate is issued. The Certificate describes the interest charges applicable to each Owner. The interest rate may be up to 8% per year. The Certificate specifies the current interest rate applicable to each Owner. Interest payments are generally due at the beginning of each Certificate year. However, MetLife reserves the right to make interest payments due in a different manner. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis to the Loan Account. Generally, interest paid to MetLife in connection with Certificate loans is not deductible. For further information with respect to loan interest deductibility, counsel and other competent advisors should be consulted.

    EFFECT OF A CERTIFICATE LOAN. As of the Date of Receipt of the loan request, cash value equal to the portion of the Certificate loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to the Certificate Loan Account, reducing the Certificate's cash value in the accounts from which the transfer was made. The transfer will be allocated among the Fixed Account and investment divisions of the Separate Account on a Pro Rata Basis (see "Charges and Deductions--Monthly Deduction from Cash Value").

    Cash value in the Loan Account equal to indebtedness will be credited with interest at a rate equal to the rate of loan interest charged less a percentage charge, determined by MetLife. This charge may be up to 2%. Thus, the interest rate credited may be up to 8%. The Certificate indicates the current charge applicable to each Owner and the current interest rate credited to the amounts in the Loan Account. The minimum rate credited to the Loan Account will be 4% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

    The Certificate's cash value in the Loan Account will be the outstanding indebtedness on the Valuation Date plus any interest credited to the Loan Account which has not yet been allocated to the Fixed Account or the investment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

    INDEBTEDNESS. Indebtedness equals the outstanding Certificate loan and loan interest. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, MetLife will notify the Owner and any assignee of record. If a sufficient payment is not made to MetLife within the greater of 61 days, measured from the such monthly anniversary, or 30 days after the date notice of the start of the grace period is mailed, the Certificate will terminate without value. The Certificate may, however, later be reinstated, subject to certain conditions (see "Certificate Termination and Reinstatement While the Group Policy is in Effect").

    REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time before the Final Date while the covered person is living. If not repaid, MetLife will deduct indebtedness from any amount payable under the Certificate. As of the Date of Receipt of the repayment, the Certificate's cash value in the Certificate Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the

Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment. The Owner should designate whether a payment is intended as a loan repayment or a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND WITHDRAWAL PRIVILEGES

    Subject to the limitations set forth below, at any time before the earlier of the death of the covered person and the Final Date, the Owner may make a partial withdrawal or totally surrender the Certificate by sending a written request to Administrative Office. The maximum amount available for surrender or withdrawal is the cash surrender value on the Date of Receipt of the request. Certificates under some Group Policies may be subject to a transaction charge of up to $25 (but no more than 2% of the amount withdrawn) for each surrender, withdrawal or partial withdrawal. This charge would be used to defray MetLife's costs on effecting the transaction and it would not be designed to yield any profit to MetLife. No transaction charge will apply to the termination of a Certificate due to the termination of the Group Policy by either the participating entity or MetLife. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters."

    SURRENDER. The Owner may surrender the Certificate for its cash surrender value. If the Certificate is being surrendered, MetLife may require that the Certificate itself be returned along with the request. An Owner may elect to have the proceeds paid in a single sum. If the covered person dies after the surrender of the Certificate and payment to the Owner of the cash surrender value but before the end of the Certificate month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the difference between the Certificate's death benefit and cash value, both computed as of the surrender date.

    PARTIAL WITHDRAWALS. The Owner may make a partial withdrawal from the Certificate's cash surrender value. The minimum partial withdrawal is $200. The amount withdrawn will be deducted from the Certificate's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis. The death benefit will be reduced by the amount withdrawn.

    In some cases, the maximum amount that may be withdrawn through a partial withdrawal from the Fixed Account in any Certificate year is the greater of $200 or 25% of the largest amount in the Fixed Account over the last four Certificate years, or, if the Certificate has been in force less than such period, since the Date of Certificate. The Certificate includes a description of the Owner's rights to make partial withdrawals.

EXCHANGE PRIVILEGE

    During the first 24 Certificate months following the issuance of the Certificate, the Owner may exercise the Certificate exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This will, in effect, serve as an exchange of the Certificate for the equivalent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. Moreover, the Owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in "Allocation of Premiums and Cash Value--Cash Value Transfers." Similarly, during the first 24 months following an increase in the specified face amount requested by the Owner, the Owner may request a one time charge-free transfer of the Separate Account cash value attributable to the increase to the Fixed Account, including a transfer in the amount of any premium payments that have been deemed attributable to the increase.

    In those states which require it, the Owner may also, during the first 24 Certificate months following the issuance of the Certificate, without charge, on one occasion exchange any Certificate still in force for a flexible premium fixed benefit life insurance policy issued by MetLife. Upon such exchange, the Certificate's cash value will be transferred to the General Account of MetLife.

                               THE FIXED ACCOUNT

    An Owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of MetLife. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and MetLife has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

    This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Group Policy and Certificates involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regarding the Fixed Account, see the Certificate.

    Subject to applicable law, MetLife has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabilities arising out of any other business of MetLife.

    The allocation or transfer of funds to the Fixed Account does not entitle an Owner to share in the investment experience of the General Account. Instead, MetLife guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. MetLife is not obligated to credit interest at any higher rate, although MetLife may do so, in its sole discretion.

FIXED ACCOUNT CASH VALUE

    Net premiums allocated to the Fixed Account are credited to the Certificate. The Certificate's cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Certificate indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Certificate. ANY INTEREST METLIFE CREDITS ON THE CERTIFICATE'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF METLIFE. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

    MetLife will declare a rate of excess interest which is guaranteed until the end of the calendar year in which the Group Policy first becomes effective. Thereafter, as of January 1 of each year, MetLife will declare the rate of excess interest applicable to net premium payments allocated to the Fixed Account during each such year. As of January 1 of each year, MetLife will also declare the rate of excess interest applicable to cash value in the Fixed Account. MetLife may also establish multiple bands of excess interest. This means that different rates of excess interest may apply to premium payments received in different years. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

    The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Certificate's cash value in the Fixed Account. The portion of the monthly deduction that is deducted from the Fixed Account will be charged against the most recent premiums paid and interest credited thereto.

DEATH BENEFIT, TRANSFER, WITHDRAWAL, SURRENDER, AND CERTIFICATE LOAN RIGHTS

    Amounts in the Fixed Account are generally subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Certificate loans (see "Certificate Benefits--Death Benefit," "Allocation of Premiums and Cash Value--Cash Value Transfers," "Loan Privileges" and "Surrender and Withdrawal Privileges"). However, transfers from the Fixed Account may be subject to additional limitations as described under "Allocation of Premiums and Cash Value."

    MetLife reserves the right to delay transfers, withdrawals, surrenders and the payment of the Certificate loans allocated to the Fixed Account for up to six months (see "Other Certificate Provisions--Payment and Deferment"). Payments to pay premiums on another policy with MetLife will not be delayed.

                           RIGHTS RESERVED BY METLIFE

    MetLife reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Owners or would be appropriate in carrying out the purposes of the Certificates. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, MetLife will obtain Owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes MetLife may make include:

    - To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

    - To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

    - To transfer any assets in any investment division to another investment division, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

    - To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

    - To change the way MetLife assesses charges, but without increasing the aggregate amount charged to the Fixed Account or the Separate Account in connection with the Certificates.

    - To make any other necessary technical changes in the Certificate in order to conform with any action the above provisions permit MetLife to take.

    If any of these changes result in a material change in the underlying investments of an investment division to which the net premiums of a Certificate are allocated, MetLife will notify the Owner of such change, and the Owner may then make a new choice of investment divisions or the Fixed Account without charge.

                          OTHER CERTIFICATE PROVISIONS

    OWNER. The Owner of a Certificate is the covered person unless another owner has been named in the enrollment form for the Certificate. Unless otherwise reserved by the participating entity, the Owner is entitled to exercise all rights under a Certificate while the covered person is alive, including the right to name a new owner or a contingent owner who would become the owner if the Owner should die before the covered person dies.

    BENEFICIARY. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the covered person's death. The Owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the covered person is alive. If no beneficiary or contingent beneficiary is alive when the covered person dies, the Owner (or the Owner's estate) will be the beneficiary. While the covered person is alive, the Owner may change any beneficiary or contingent beneficiary.

    If more than one beneficiary is alive when the covered person dies, they will be paid in equal shares, unless the Owner has chosen otherwise.

    INCONTESTABILITY. MetLife will not contest the validity of a Certificate after it has been in force during the covered person's lifetime for up to two years from the Date of Certificate (or date of reinstatement if a terminated Certificate is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Certificate. MetLife will not contest the validity of any increase requested by an Owner in the death benefit after such increase has been in force during the covered person's lifetime for up to two years from its effective date.

    SUICIDE. The insurance proceeds will not be paid if the covered person commits suicide, while sane or insane, within two years (or less if required by state law) from the Date of Certificate. Instead, MetLife will pay the beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Certificate loan and less any partial cash withdrawal. If the covered person commits suicide, while sane or insane, more than two years after the Date of Certificate but within two years (or less if required by state law) from the effective date of any increase in the death benefit, MetLife's liability with respect to such increase will be limited to the cost thereof.

    MISSTATEMENT OF AGE. If the covered person's age as stated in the enrollment form for a Certificate is not correct, benefits under a Certificate will be adjusted to reflect the correct age.


    ASSIGNMENT. The Owner may assign a Certificate as collateral. All rights under the Certificate will be transferred to the extent of the assignee's interest. MetLife is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Administrative Office. MetLife is not responsible for the validity of any assignment or release thereof. Any assignment or other transfer of rights under a Certificate may have adverse tax consequences, causing the death benefit to become taxable to the beneficiary, or causing all or part of any value assigned to be taxed as a distribution to the Owner. Therefore, it is very important to consult with a qualified tax adviser before making any assignment.


    PAYMENT AND DEFERMENT. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. MetLife will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

    However, MetLife may defer the determination, application or payment of any such amount or any transfer of cash value in the Separate Account for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closing), for any period during which any emergency exists as a result of which it is not reasonably practicable for MetLife to determine the investment experience for a Certificate or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Owners. MetLife will not defer a loan used to pay premiums on other policies or certificates issued by it.


    As with traditional life insurance, MetLife can delay payment of the entire insurance proceeds or other Certificate benefits if entitlement to payment is being questioned or is uncertain. Metropolitan Life may also defer payment of any amounts attributable to a check for a reasonable time (not more than 15 days) to allow the check to clear.


    DIVIDENDS. The Group Policies and Certificates are participating. However, in view of the manner in which MetLife has determined the premium rates and charges, it is not anticipated that the Group Policies and Certificates will be entitled to any dividend. In this connection, when a participating entity transfers coverage from a prior insurer or from a different MetLife policy to a Group Policy, or transfers coverage from a Group Policy to a successor insurer, certain amounts of surplus or reserves may also be transferred, respectively, to MetLife for use with the Group Policy or to the successor insurance company, rather than being declared as dividends.

    The description throughout this Prospectus of the features of the Certificates is subject to the specific terms of the Certificates.

        SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES

    MetLife performs the sales and administrative services relating to the Group Policies and Certificates. The offices of MetLife which administer the Group Policies and Certificates are located in Aurora, Illinois and Tulsa, Oklahoma. Each participating entity and Owner will be notified which office will be the Administrative Office for servicing the Certificates. MetLife may name different Administrative Offices for different transactions.

    MetLife acts as the principal underwriter (distributor) of the Group Policies and Certificates as defined in the 1940 Act (see "Distribution of the Group Policies and Certificates"). In addition to selling insurance and annuities, MetLife also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate Accounts One and Two of Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of MetLife, and Metropolitan Life Separate Account E of MetLife, each of which is registered as a unit investment trust under the 1940 Act. Finally, MetLife acts as principal underwriter for other forms of variable universal life insurance policies, premiums for which may also be allocated to the Separate Account.


    Certain computer systems MetLife uses to process Policy and Certificate transactions and valuations need to be adjusted to be able to continue to administer Policies and Certificates beginning January 1, 2000. As is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors, and a project could be delayed. MetLife is, however, devoting substantial resources necessary to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to Policy and Certificate servicing operations.


    BONDING. The directors, officers and employees of MetLife are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

              DISTRIBUTION OF THE GROUP POLICIES AND CERTIFICATES

    The Group Policies and Certificates will be sold by individuals who are licensed life insurance sales representatives and registered representatives of MetLife, the principal underwriter of the Certificates. MetLife is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No commissions are paid to MetLife's registered representatives for distribution of the Group Policies or Certificates, although MetLife representatives may earn certain incentive award credits.


    Group Policies and Certificates may also be sold through other registered broker-dealers who have entered into selling agreements with MetLife. Commissions or fees which are payable to a broker-dealer or third party administrator ("TPA") are set forth in MetLife's schedules of group insurance commission rates. Payments or commissions to broker-dealers or TPAs normally consist of two elements. The first element is based on the cost of insurance associated with the Certificate. Under this element, a commission is payable to a maximum of 15% of the cost of insurance, as described, above, and may be based upon the services provided by the broker-dealer or TPA. The second element is a per Certificate payment, based upon total number of Certificates issued under the Group Policy. Maximum first year payments and renewal payments per Certificate are specified in MetLife's schedules of group insurance commission rates. No commissions were paid to broker-dealers or TPA's during 1997.



    Any payments and commissions are paid by MetLife. They do not result in any charges against the Group Policy or Certificates in addition to those set forth under "Charges and Deductions."


                              FEDERAL TAX MATTERS

    The following description is a brief summary of some of the tax rules, primarily related to federal income and estate taxes, which in the opinion of MetLife are currently in effect.

    The Certificate receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under the Certificate is generally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code") and the Owner is not deemed to be in constructive receipt of the cash values under the Certificate until actual withdrawal, or surrender or upon the Final Date.



    Under existing tax law, an Owner generally will be taxed on cash value withdrawn from the Certificate and cash value received upon surrender of the Certificate or upon the Final Date. Under most circumstances, unless a Certificate is a modified endowment contract as discussed below, and unless the distribution occurs during the first 15 Certificate years, only the amount withdrawn, received upon surrender or distributed at the Final Date of a Certificate that exceeds the total premiums paid (less previous non-taxable withdrawals) will be treated as ordinary income. During the first 15 Certificate years, cash distributions from a Certificate, made as a result of a Certificate change that reduces the death benefit or other benefits under a Certificate, will be taxable to the Owner, under a complex formula, to the extent that cash value exceeds the Owner's remaining investment in the Certificate.


    Section 817(h) of Code and the Treasury Regulations thereunder set diversification rules for the investments underlying the Group Policies, in order for the Group Policies to be treated as life insurance. MetLife believes that these diversification standards will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diversify. Failure to comply with the rules found in the regulations would result in immediate taxation to Owners of all positive investment experience credited to a Certificate for the period of non-compliance and until such time as a settlement of the matter is reached with the Internal Revenue Service.


    There is a possibility that regulations may be proposed or that a controlling ruling may be issued in the future describing the extent to which Owner control over allocation of cash value may cause Owners to be treated as the owners of Separate Account assets for tax purposes. MetLife reserves the right to amend the Group Policies in any way necessary to avoid any such result. As of the date of this Prospectus, no such regulations or ruling have been issued. Such regulations or ruling could limit the number of investment funds or the frequency of transfers among such funds. It is not known whether any such regulations or ruling would have a retroactive effect.


    MetLife also believes that loans received under the Certificate will be treated as indebtedness of an Owner for federal tax purposes, and, unless the Certificate is or becomes a modified endowment contract as described below or terminates, that no part of any loan received under a Certificate will constitute income to the Owner. However, any remaining outstanding loan at the time the Certificate is totally surrendered, exchanged, terminated or on the Final Date may be subject to tax depending of the amount of gain in the Certificate.


    In the case of a modified endowment contract, amounts received before death including Certificate loans, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in income, all modified endowment contracts issued by the same company (or affiliate) to the same Owner during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of pre-death amounts received before age 59 1/2 under a modified endowment contract.


    In general, a modified endowment contract is a life insurance contract entered into or, generally, materially changed after June 20, 1988 that fails to meet a "7-pay test". Each Certificate is tested separately for purposes of the 7-pay test. Under the 7-pay test, if the amount of premiums paid with respect to a Certificate at any time during the first 7 Certificate years exceeds the sum of the net level premiums which would have been paid if the Certificate provided for paid-up future benefits after the payment of 7 level annual payments, the Certificate is a modified endowment contract. A Certificate may have to be reviewed under the 7-pay test even after the first seven Certificate years in the case of certain events such as a material modification of the Certificate as discussed below. If there is a reduction in benefits under the Certificate during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level. Any distribution made within two years before a Certificate fails the 7-pay test may be treated as made in anticipation of such failure.

    Whether or not a particular Certificate meets these definitional requirements is dependent on the date it was entered into, premium payments made and the periodic premium payments to be made, the level of death benefit, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. Generally, a life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

    A Certificate should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modification to the Certificate to determine to what extent, if any, these tax rules apply. A material modification to a Certificate includes, but is not limited to, any requested increase in the future benefits provided under the Certificate. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Certificate years will not be considered material modifications. The annual statement sent to each Owner will include information regarding the modified endowment contract status of a Certificate (see "Premiums--Premium Limitations").

    Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making premium payments, increasing or decreasing the Specified Face Amount, or adding or removing a rider.

    While "employee pay all" group variable universal life should generally be treated as separate from any Code Section 79 Group Term Life Insurance Plan concurrently in effect, in some circumstances group variable universal life could be viewed as being part of such a plan, giving rise to adverse tax consequences.

    Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. In addition, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

    The death benefit payable under the Certificate is includable in the covered person's gross estate for federal estate tax purposes if the death benefit is paid to the covered person's estate or if the death benefit is paid to a beneficiary other than the estate and the covered person either possessed incidents of ownership in the Certificate at the time of death or transferred incidents of ownership in the Certificate to another person within three years of death.


    Whether or not any federal estate tax is payable with respect to the death benefit of the Certificate which is included in the covered person's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of an estate tax credit which generally is equivalent to an exemption of $625,000 in 1998, gradually increasing to $1 million in 2006 and thereafter. In addition, a death benefit paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.


    If the Owner of the Certificate is not the covered person, and the Owner dies before the covered person, the value of the Certificate, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the Owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

    State and local income, estate, inheritance and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each covered person, Owner or beneficiary.

    Finally, employer involvement and other factors determine whether group variable universal life is subject to the Employee Retirement Income Security Act ("ERISA").

    The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisors should be consulted for more complete information.

                                   MANAGEMENT

    The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS


                                                   PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                   NAME                               BUSINESS ADDRESS                    WITH METROPOLITAN LIFE
------------------------------------------  -------------------------------------  -------------------------------------
Curtis H. Barnette........................  Chairman and Chief Executive Officer,  Director
                                            Bethlehem Steel Corp.,
                                            1170 Eighth Avenue,
                                            Martin Tower 2118,
                                            Bethlehem, PA 18016-7699.

Robert H. Benmosche.......................  President and Chief Operating          President, Chief Operating Officer
                                            Officer,                                and Director
                                            Metropolitan Life Insurance Company,
                                            One Madison Avenue,
                                            New York, NY 10010.

Gerald Clark..............................  Senior Executive Vice-President and    Senior Executive Vice- President,
                                            Chief Investment Officer,               Chief Investment Officer and
                                            Metropolitan Life Insurance Company,    Director
                                            One Madison Avenue,
                                            New York, NY 10010.

Joan Ganz Cooney..........................  Chairman, Executive Committee,         Director
                                            Children's Television Workshop,
                                            One Lincoln Plaza,
                                            New York, NY 10023.

Burton A. Dole, Jr........................  Retired Chairman of the Board          Director
                                            Nellcor Puritan Bennett,
                                            2000 Faraday Avenue,
                                            Carlsbad, CA 92008-7208.

James R. Houghton.........................  Retired Chairman of the Board,         Director
                                            Corning Incorporated,
                                            80 East Market Street,
                                            2nd Floor,
                                            Corning, NY 14830.

Harry P. Kamen............................  Chairman and Chief Executive Officer,  Chairman, Chief Executive Officer and
                                            Metropolitan Life Insurance Company,    Director
                                            One Madison Avenue,
                                            New York, NY 10010.

Helene L. Kaplan..........................  Of Counsel, Skadden, Arps,             Director
                                            Slate, Meagher & Flom,
                                            919 Third Avenue,
                                            New York, NY 10022.

                                                   PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                   NAME                               BUSINESS ADDRESS                    WITH METROPOLITAN LIFE
------------------------------------------  -------------------------------------  -------------------------------------
Charles M. Leighton.......................  Retired Chairman of the Board
                                            CML Group, Inc.,
                                            524 Main Street,
                                            Acton, MA 01720.

Allen E. Murray...........................  Retired Chairman of the Board and      Director
                                            Chief Executive Officer,
                                            Mobil Corporation,
                                            375 Park Avenue, Suite 2901,
                                            New York, NY 10163.

Stewart Nagler............................  Senior Executive Vice-President and    Senior Executive Vice- President,
                                            Chief Financial Officer,                Chief Financial Officer and Director
                                            Metropolitan Life Insurance Company,
                                            One Madison Avenue,
                                            New York, NY 10010.

John J. Phelan, Jr........................  Retired Chairman and Chief Executive   Director
                                            Officer,
                                            New York Stock Exchange, Inc.,
                                            P.O. Box 312,
                                            Mill Neck, NY 11765.

Hugh B. Price.............................  President and Chief Executive          Director
                                            Officer,
                                            National Urban League, Inc.,
                                            500 East 62nd Street,
                                            New York, NY 10021.

Robert G. Schwartz........................  Retired Chairman of the Board,         Director
                                            President and Chief Executive
                                            Officer,
                                            Metropolitan Life Insurance Company,
                                            200 Park Avenue, Suite 5700,
                                            New York, NY 10166.

Ruth J. Simmons, Ph.D.....................  President,                             Director
                                            Smith College,
                                            College Hall 20,
                                            North Hampton, MA 01063.

William C. Steere, Jr.....................  Chairman of the Board                  Director
                                            and Chief Executive Officer,
                                            Pfizer, Inc.,
                                            235 E. 42nd Street,
                                            New York, NY 10017

OFFICERS*



             NAME OF OFFICER                                  POSITION WITH METROPOLITAN LIFE
-----------------------------------------  ----------------------------------------------------------------------
Harry P. Kamen...........................  Chairman of the Board and Chief Executive Officer
Robert H. Benmosche......................  President and Chief Operating Officer
Gerald Clark.............................  Senior Executive Vice-President and Chief Investment Officer
Stewart G. Nagler........................  Senior Executive Vice-President and Chief Financial Officer
Gary A. Beller...........................  Senior Executive Vice-President and General Counsel
Catherine A. Rein........................  Senior Executive Vice-President
C. Robert Henrikson......................  Senior Executive Vice-President
William J. Toppeta.......................  Senior Executive Vice-President
Jeffrey J. Hodgman.......................  Executive Vice-President
Terence I. Lennon........................  Executive Vice-President
David A. Levene..........................  Executive Vice-President
John H. Tweedie..........................  Executive Vice-President
Judy E. Weiss............................  Executive Vice-President and Chief Actuary
Alexander D. Brunini.....................  Senior Vice-President
Richard M. Blackwell.....................  Senior Vice-President
James B. Digney..........................  Senior Vice-President
Jon F. Danski............................  Senior Vice-President and Controller
William T. Friedewald....................  Senior Vice-President
Ira Friedman.............................  Senior Vice-President
Anne E. Hayden...........................  Senior Vice-President
Sibyl C. Jacobson........................  Senior Vice-President
Joseph W. Jordan.........................  Senior Vice-President
Kernan F. King...........................  Senior Vice-President
Nicholas D. Latrenta.....................  Senior Vice-President
Leland C. Launer, Jr.....................  Senior Vice-President
Gary E. Lineberry........................  Senior Vice-President
James L. Lipscomb........................  Senior Vice-President
William Livesey..........................  Senior Vice-President
James M. Logan...........................  Senior Vice-President
Eugene Marks, Jr.........................  Senior Vice-President
Dominick A. Prezzano.....................  Senior Vice-President
Joseph A. Reali..........................  Senior Vice-President
Vincent P. Reusing.......................  Senior Vice-President
Felix Schirripa..........................  Senior Vice-President
Robert E. Sollmann, Jr...................  Senior Vice-President
Thomas L. Stapleton......................  Senior Vice-President & Tax Director
James F. Stenson.........................  Senior Vice-President
Stanley J. Talbi.........................  Senior Vice-President
Richard R. Tartre........................  Senior Vice-President
James A. Valentino.......................  Senior Vice-President
Lisa Weber...............................  Senior Vice-President
William J. Wheeler.......................  Senior Vice-President and Treasurer
Anthony J. Williamson....................  Senior Vice-President
Louis J. Ragusa..........................  Vice-President and Secretary


---------

* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence I. Lennon has been an officer of Metropolitan Life since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997, prior thereto he was President and CEO of Astra Management Corp. William J. Wheeler became an officer of Metropolitan Life since October 13, 1997; prior thereto he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto she was a Director of Diversity Strategy and Development and an Associate Director of Human Resources at PaineWebber. Jon F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto he was Senior Vice-President, Controller and General Auditor at I TT Corporation. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

                                 VOTING RIGHTS

RIGHT TO INSTRUCT VOTING OF FUND SHARES

    In accordance with its view of present applicable law, MetLife usually will vote the shares of each of the portfolios of the Fund which are deemed attributable to Certificates at regular and special meetings of the shareholders of the Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result MetLife determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

    Accordingly, the Owner will have a voting interest under a Certificate. The number of shares held in each Separate Account investment division deemed attributable to each Owner is determined by dividing a Certificate's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which an Owner has the right to give instructions will be determined as of the record date for the meeting.

    Fund shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies (including the Certificates) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Fund shares held in the General Account or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if MetLife or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

    The Owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

    Each Owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to MetLife.

    Current interpretations and rules under the 1940 Act permit Fund shares to be voted in a manner contrary to Owner voting instructions under certain circumstances. In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Owners.

                                    REPORTS

    Owners will receive promptly statements of significant transactions such as changes in specified face amount, transfers among investment divisions, partial withdrawals, increases in loan principal by the Owner, loan repayments, termination for any reason, reinstatement and premium payments. Transactions pursuant to systematic investment strategies (see "Payment and Allocation of Premiums") may be confirmed quarterly. Owners whose premiums are automatically remitted under payroll deduction plans do not receive individual confirmation of premium payments from MetLife apart from that provided by their bank or employer. A statement will be sent at least annually to the Owner within thirty days after the period covered summarizing all of the above transactions and deductions of charges occurring during that Certificate year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any Certificate loan and unpaid loan interest added to loan principal. Any statement will also discuss the modified endowment contract status of a Certificate (see "Premiums--Premium Limitations"). In addition, an Owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.

                                STATE REGULATION

    MetLife is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Group Policy and form of Certificate has been filed with, and approved by, insurance officials in each jurisdiction where the Group Policy and Certificates are sold. MetLife intends to satisfy the necessary requirements to distribute the Certificates in all fifty states and the District of Columbia as soon as possible.

    MetLife is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business, for the purposes of determining solvency and compliance with local insurance laws and regulations. Such statements are available for public inspection at state insurance department offices.

                             REGISTRATION STATEMENT

    A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, MetLife and the Certificates. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

                                 LEGAL MATTERS

    The legality of the Group Policies and Certificates described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of MetLife. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised MetLife on certain matters relating to the federal securities laws.

                                    EXPERTS


    The financial statements included in this Prospectus of Metropolitan Life Separate Account UL and Metropolitan Life Insurance Company have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.



    Actuarial matters included in this Prospectus have been examined by Frank Cassandra, FSA, MAAA, Assistant Vice-President and Actuary of MetLife, as stated in his opinion filed as an exhibit to the registration statement.


                              FINANCIAL STATEMENTS

    The financial statements of MetLife included in this Prospectus should be considered only as bearing upon the ability of MetLife to meet its obligations under the Group Policies and Certificates.

                 (This page has been left blank intentionally.)

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1997, and the related statements (i) of operations for the year then ended and of changes in net assets for the years ended December 31, 1997 and 1996 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and State Street Research International Stock Divisions and (ii) of operations and of changes in net assets for the period March 3, 1997 (commencement of operations) to December 31, 1997 of the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL at December 31, 1997 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with generally accepted accounting principles.

As discussed in Note 4, the accompanying 1996 financial statements have been restated.

DELOITTE & TOUCHE LLP
New York, New York

March 31, 1998

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                     STATE STREET              STATE STREET             STATE STREET
                          STATE STREET STATE STREET    RESEARCH   STATE STREET   RESEARCH     METLIFE     RESEARCH
                            RESEARCH     RESEARCH       MONEY       RESEARCH    AGGRESSIVE     STOCK    INTERNATIONAL
                             GROWTH       INCOME        MARKET    DIVERSIFIED     GROWTH       INDEX        STOCK
                            DIVISION     DIVISION      DIVISION     DIVISION     DIVISION    DIVISION     DIVISION
                          ------------ ------------  ------------ ------------ ------------ ----------- -------------
ASSETS:
Investments in Metropol-
 itan Series Fund, Inc.
 at Value (Note 1A):
State Street Research
 Growth Portfolio
 (7,500,517 shares; cost
 $207,140,190)..........  $239,416,510         --            --            --           --          --           --
State Street Research
 Income Portfolio
 (3,451,828 shares; cost
 $43,468,874)...........           --  $43,700,145           --            --           --          --           --
State Street Research
 Money Market Portfolio
 (770,408 shares; cost
 $8,291,617)............           --          --     $7,996,630           --           --          --           --
State Street Research
 Diversified Portfolio
 (9,161,690 shares; cost
 $143,847,786)..........           --          --            --   $155,565,502          --          --           --
State Street Research
 Aggressive Growth Port-
 folio
 (4,299,153 shares; cost
 $110,480,495)..........           --          --            --            --  $181,699,529         --           --
MetLife Stock Index
 Portfolio
 (2,992,597 shares; cost
 $67,138,007)...........           --          --            --            --           --  $86,126,949          --
State Street Research
 International Stock
 Portfolio
 (2,324,516 shares; cost
 $28,974,736)...........           --          --            --            --           --          --   $27,127,110
Loomis Sayles High Yield
 Bond Portfolio
 (146,279 shares; cost
 $1,553,369)............           --          --            --            --           --          --           --
Janus Mid Cap Portfolio
 (302,556 shares; cost
 $3,640,229)............           --          --            --            --           --          --           --
T. Rowe Price Small Cap
 Growth Portfolio
 (383,687 shares; cost
 $4,511,133)............           --          --            --            --           --          --           --
Scudder Global Equity
 Portfolio
 (278,937 shares; cost
 $3,035,018)............           --          --            --            --           --          --           --
                          ------------ -----------    ----------  ------------ ------------ -----------  -----------
 Total Assets...........   239,416,510  43,700,145     7,996,630   155,565,502  118,699,529  86,126,949   27,127,110
LIABILITIES.............       530,268        (749)          395       165,745       43,493      30,337        1,155
                          ------------ -----------    ----------  ------------ ------------ -----------  -----------
NET ASSETS..............  $238,886,242 $43,700,894    $7,996,235  $155,399,757 $118,656,036 $86,096,612  $27,125,955
                          ============ ===========    ==========  ============ ============ ===========  ===========

                       See Notes to Financial Statements.

   LOOMIS                                                T. ROWE
   SAYLES                                                 PRICE                           SCUDDER
 HIGH YIELD              JANUS                          SMALL CAP                          GLOBAL
    BOND                MID CAP                           GROWTH                           EQUITY
  DIVISION              DIVISION                         DIVISION                         DIVISION
 ----------            ----------                       ----------                       ----------
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
 $1,483,275                   --                               --                               --
        --             $3,863,631                              --                               --
        --                    --                        $4,558,201                              --
        --                    --                               --                        $3,026,461
 ----------            ----------                       ----------                       ----------
  1,483,275             3,863,631                        4,558,201                        3,026,461
        150                   393                               89                            3,120
 ----------            ----------                       ----------                       ----------
 $1,483,125            $3,863,238                       $4,558,112                       $3,023,341
 ==========            ==========                       ==========                       ==========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                            STATEMENTS OF OPERATIONS

                                                FOR THE YEAR ENDED DECEMBER 31, 1997
                          ---------------------------------------------------------------------------------
                                                  STATE                  STATE                    STATE
                             STATE      STATE     STREET      STATE      STREET                  STREET
                            STREET      STREET   RESEARCH    STREET     RESEARCH    METLIFE     RESEARCH
                           RESEARCH    RESEARCH   MONEY     RESEARCH   AGGRESSIVE    STOCK    INTERNATIONAL
                            GROWTH      INCOME    MARKET   DIVERSIFIED   GROWTH      INDEX        STOCK
                           DIVISION    DIVISION  DIVISION   DIVISION    DIVISION   DIVISION     DIVISION
                          ----------- ---------- --------  ----------- ---------- ----------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $42,138,867 $2,922,583 $421,931  $23,433,922 $4,355,881 $ 1,696,231          --
Expenses:
 Mortality and expense
  charges (Note 3)......    1,720,073    304,795   68,737    1,130,927    885,075     509,584  $   232,079
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
Net investment income
 (loss).................   40,418,794  2,617,788  353,194   22,302,995  3,470,806   1,186,647     (232,079)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS: (Note
 1B)
Net realized gain (loss)
 from security transac-
 tions..................    1,080,724     32,950   68,458      418,723    136,827   1,210,648      (84,952)
Change in unrealized ap-
 preciation (deprecia-
 tion) of investments...    6,378,588    748,796  (49,717)   1,103,869  2,615,059  13,344,725     (691,181)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........    7,459,312    781,746   18,741    1,522,592  2,751,886  14,555,373     (776,133)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $47,878,106 $3,399,534 $371,935  $23,825,587 $6,222,692 $15,742,020  $(1,008,212)
                          =========== ========== ========  =========== ========== ===========  ===========

                       See Notes to Financial Statements.

           FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
 -----------------------------------------------------------------------------------
                                                  T. ROWE
 LOOMIS SAYLES                                     PRICE                    SCUDDER
   HIGH YIELD             JANUS                  SMALL CAP                  GLOBAL
      BOND               MID CAP                   GROWTH                   EQUITY
    DIVISION            DIVISION                  DIVISION                 DIVISION
 -------------         ------------             ------------              -----------
  $     63,593         $     14,490              $       471              $    30,685
         4,044                8,553                    9,261                    7,271
  ------------         ------------              -----------              -----------
        59,549                5,937                   (8,790)                  23,414
  ------------         ------------              -----------              -----------
         9,361               26,779                   47,764                   21,982
       (70,093)             223,402                   47,067                   (8,556)
  ------------         ------------              -----------              -----------
       (60,732)             250,181                   94,831                   13,426
  ------------         ------------              -----------              -----------
  $     (1,183)        $    256,118              $    86,041              $    36,840
  ============         ============              ===========              ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF CHANGES IN NET ASSETS

    FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (AS RESTATED--SEE NOTE 4)

                            STATE STREET RESEARCH      STATE STREET RESEARCH     STATE STREET RESEARCH
                               GROWTH DIVISION            INCOME DIVISION        MONEY MARKET DIVISION
                          --------------------------  ------------------------  -------------------------
                                        AS RESTATED                AS RESTATED                AS RESTATED
                              1997          1996         1997         1996          1997         1996
                          ------------  ------------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 40,418,794  $ 14,318,113  $ 2,617,788  $ 1,769,924  $    353,194  $   340,213
 Net realized gain
  (loss) from security
  transactions..........     1,080,724     3,249,072       32,950       13,127        68,458       21,159
 Change in unrealized
  appreciation (depreci-
  ation) of invest-
  ments.................     6,378,588     9,530,521      748,796     (824,310)      (49,717)    (111,136)
                          ------------  ------------  -----------  -----------  ------------  -----------
 Net increase (decrease)
  in net assets result-
  ing from operations...    47,878,106    27,097,706    3,399,534      958,741       371,935      250,236
                          ------------  ------------  -----------  -----------  ------------  -----------
 From capital
  transactions:
 Net premiums...........    59,834,638    51,991,970   13,090,983   11,838,904    13,691,749   13,703,314
 Redemptions............    (7,416,220)   (5,657,523)  (1,082,695)  (1,098,660)     (357,692)    (370,938)
 Net portfolio trans-
  fers..................     3,569,720      (676,324)   1,296,485     (342,990)  (12,877,177)  (8,370,773)
 Other net transfers....   (29,309,077)  (23,203,846)  (4,895,666)  (4,686,537)     (887,059)  (1,089,670)
                          ------------  ------------  -----------  -----------  ------------  -----------
 Net increase (decrease)
  in net assets result-
  ing from capital
  transactions..........    26,679,061    22,454,277    8,409,107    5,710,717      (430,179)   3,871,933
                          ------------  ------------  -----------  -----------  ------------  -----------
NET CHANGE IN NET
 ASSETS.................    74,557,167    49,551,983   11,808,641    6,669,458       (58,244)   4,122,169
                                        ------------               -----------                -----------
NET ASSETS--BEGINNING OF
 YEAR, AS PREVIOUSLY RE-
 PORTED.................                 112,440,622                22,311,472                  2,974,740
ADJUSTMENT FOR EXCLUDED
 CONTRACTS
 (NOTE 4)...............                   2,336,470                 2,911,323                    957,570
                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS--BEGINNING OF
 YEAR,
 AS RESTATED............   164,329,075   114,777,092   31,892,253   25,222,795     8,054,479    3,932,310
                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS--END OF
 YEAR...................  $238,886,242  $164,329,075  $43,700,894  $31,892,253  $  7,996,235  $ 8,054,479
                          ============  ============  ===========  ===========  ============  ===========

                       See Notes to Financial Statements.

   STATE STREET RESEARCH        STATE STREET RESEARCH                                 STATE STREET RESEARCH
        DIVERSIFIED                   AGGRESSIVE            METLIFE STOCK INDEX           INTERNATIONAL
          DIVISION                 GROWTH DIVISION                DIVISION               STOCK DIVISION
 ----------------------------  -------------------------  -------------------------  ------------------------
                 AS RESTATED                 AS RESTATED                AS RESTATED               AS RESTATED
     1997            1996          1997         1996          1997         1996         1997         1996
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
 $ 22,302,995    $  9,021,710  $  3,470,806  $ 1,735,559  $  1,186,647  $   668,041  $  (232,079) $    26,852
      418,723         626,567       136,827      356,580     1,210,648      992,755      (84,952)       7,882
    1,103,869       3,195,414     2,615,059    1,727,152    13,344,725    3,305,639     (691,181)    (643,946)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   23,825,587      12,843,691     6,222,692    3,819,291    15,742,020    4,966,435   (1,008,212)    (609,212)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   41,236,061      34,685,709    52,235,040   47,883,634    38,059,853   18,825,744   11,240,912   12,149,313
   (4,829,385)     (4,063,905)   (3,613,975)  (2,963,448)   (1,198,193)    (754,780)  (1,139,393)    (680,851)
    1,557,340         444,154    (5,941,719)   2,977,777     9,580,428    6,207,785   (3,084,541)    (323,788)
  (19,209,913)    (16,290,905)  (20,670,473) (18,671,965)  (13,547,536)  (6,979,516)  (5,008,528)  (2,938,187)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   18,754,103      14,775,053    22,008,873   29,225,998    32,894,552   17,299,233    2,008,450    8,206,487
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   42,579,690      27,618,744    28,231,565   33,045,289    48,636,572   22,265,668    1,000,238    7,597,275
                 ------------                -----------                -----------               -----------
                   84,180,741                 54,331,797                 13,425,770               17,296, 137
                    1,020,582                  3,047,385                  1,768,602                 1,232,305
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
  112,820,067      85,201,323    90,424,471   57,379,182    37,460,040   15,194,372   26,125,717   18,528,442
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
 $155,399,757    $112,820,067  $118,656,036  $90,424,471  $ 86,096,612  $37,460,040  $27,125,955  $26,125,717
 ============    ============  ============  ===========  ============  ===========  ===========  ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
                          --------------------------------------------------------------
                          LOOMIS SAYLES                   T. ROWE PRICE
                           HIGH YIELD        JANUS          SMALL CAP    SCUDDER GLOBAL
                          BOND DIVISION MID CAP DIVISION GROWTH DIVISION EQUITY DIVISION
                          ------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................   $   59,549      $    5,937      $   (8,790)     $   23,414
 Net realized gain from
  security transac-
  tions.................        9,361          26,779          47,764          21,982
 Change in unrealized
  appreciation (depreci-
  ation)
  of investments........      (70,093)        223,402          47,067          (8,556)
                           ----------      ----------      ----------      ----------
 Net increase (decrease)
  in net assets result-
  ing from
  operations............       (1,183)        256,118          86,041          36,840
                           ----------      ----------      ----------      ----------
 From capital
  transactions:
 Net premiums...........      590,158       2,676,784       1,816,732       1,425,649
 Redemptions............       (1,126)        (46,974)        (40,707)         (7,873)
 Net portfolio trans-
  fers..................    1,002,454       1,554,471       3,110,800       1,855,028
 Other net transfers....     (107,178)       (577,161)       (414,754)       (286,303)
                           ----------      ----------      ----------      ----------
 Net increase in net as-
  sets resulting from
  capital
  transactions..........    1,484,308       3,607,120       4,472,071       2,986,501
                           ----------      ----------      ----------      ----------
NET CHANGE IN NET
 ASSETS.................    1,483,125       3,863,238       4,558,112       3,023,341
NET ASSETS--BEGINNING OF
 PERIOD.................          --              --              --              --
                           ----------      ----------      ----------      ----------
NET ASSETS--END OF PERI-
 OD.....................   $1,483,125      $3,863,238      $4,558,112      $3,023,341
                           ==========      ==========      ==========      ==========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of eleven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund'). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life. On March 3, 1997, operations commenced for the four new investment divisions added to the Separate Account on that date: the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division and the Scudder Global Equity Division.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the eleven designated portfolios of the Fund in which the eleven investment divisions of the Separate Account invests as of December 31, 1997 is included as Note 5.

  B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D. NET PREMIUMS

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2. DIVIDENDS

  On April 16, 1997 and December 18, 1997, the Fund declared dividends for all shareholders of record on April 25, 1997 and December 30, 1997, respectively. The amount of dividends received by the Separate Account was $75,078,657. The dividends were paid to Metropolitan Life on April 25, 1997 and December 30, 1997, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the eleven investment divisions increased by the following: State Street Research Growth Portfolio, 1,371,274 shares; State Street Research Income Portfolio, 231,057 shares; State Street Research Money Market Portfolio, 40,663 shares; State Street Research Diversified Portfolio, 1,404,733 shares; State Street Research Aggressive Growth Portfolio, 182,267 shares; MetLife Stock Index Portfolio, 60,453 shares; State Street Research International Stock Portfolio, 0 shares; Loomis Sayles High Yield Bond Portfolio, 6,294 shares; Janus Mid Cap Portfolio, 1,175 shares; T. Rowe Price Small Cap Growth Portfolio, 41 shares; and Scudder Global Equity Portfolio, 2,836 shares.

3. EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a charge against the assets attributable to the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge varies by policy type but will not be higher than an effective annual rate of .90% of the average daily value of the net assets or the monthly anniversary value of the net assets in the Separate Account which are attributable to such policies.

4. RESTATEMENT FOR EXCLUDED CONTRACTS

  Subsequent to the issuance of the Separate Account 1996 financial statements, Metropolitan Life management determined that the 1996 and prior year financial statements inadvertently excluded amounts related to two groups of insurance contracts included in subsidiary accounting records applicable to the Separate Account. As a result the 1996 financial statements have been restated from the amounts previously reported to include such amounts. A summary of the effects of the restatement on net increase (decrease) in net assets resulting from operations ("Operations") and net increase in net assets resulting from capital transactions ("Capital Transactions") for the year ended December 31, 1996 is as follows:

                                     OPERATIONS           CAPITAL TRANSACTIONS
                               ------------------------  -----------------------
                                                AS                       AS
                                            PREVIOUSLY               PREVIOUSLY
                               AS RESTATED   REPORTED    AS RESTATED  REPORTED
                               -----------  -----------  ----------- -----------
State Street Research Growth
 Division....................  $27,097,706  $26,165,771  $22,454,277 $20,291,179
State Street Research Income
 Division....................      958,741      789,262    5,710,717   4,157,019
State Street Research Money
 Market Division.............      250,236      162,166    3,871,933   2,982,949
State Street Research Diver-
 sified Division.............   12,843,691   12,559,668   14,775,053  13,727,050
State Street Research Aggres-
 sive Growth Division........    3,819,291    3,487,444   29,225,998  25,921,962
MetLife Stock Index Divi-
 sion........................    4,966,435    4,138,300   17,299,233  14,469,444
State Street Research Inter-
 national Stock Division.....     (609,212)    (550,732)   8,206,487   6,923,935

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1997

  Below are summarized information of the investments of the portfolios of the Fund in which each of the investment divisions invest.

                         METROPOLITAN SERIES FUND, INC.

                           STATE STREET            STATE STREET          STATE STREET           STATE STREET
                             RESEARCH                RESEARCH              RESEARCH               RESEARCH
                              GROWTH                  INCOME             MONEY MARKET           DIVERSIFIED
                            PORTFOLIO               PORTFOLIO             PORTFOLIO              PORTFOLIO
                          --------------           ------------          ------------          --------------
COMMON STOCK
 Aerospace..............  $   55,477,881    (2.4%)                                             $   25,844,668   (1.3%)
 Automotive.............      43,379,027    (1.8%)                                                 20,079,121   (1.0%)
 Banking................     205,479,175    (8.7%)                                                 95,552,627   (4.8%)
 Broadcasting...........     124,133,525    (5.3%)                                                 56,726,174   (2.9%)
 Business Services......      25,546,853    (1.1%)                                                 11,853,663   (0.6%)
 Chemicals..............     105,409,887    (4.5%)                                                 48,725,475   (2.5%)
 Drugs & Health Care....     150,504,102    (6.4%)                                                 70,602,148   (3.6%)
 Electrical Equipment...      94,815,937    (4.0%)                                                 43,986,787   (2.2%)
 Electronics............      77,962,605    (3.3%)                                                 36,467,790   (1.8%)
 Entertainment &
  Leisure...............      22,431,812    (1.0%)                                                 10,385,217   (0.5%)
 Financial Services.....      35,764,865    (1.5%)                                                 16,588,059   (0.8%)
 Food & Beverages.......      74,536,480    (3.2%)                                                 34,639,368   (1.7%)
 Forest Products &
  Paper.................      45,897,963    (2.0%)                                                 21,753,294   (1.1%)
 Hospital Management....      16,383,625    (0.7%)                                                  7,608,812   (0.4%)
 Household Products.....      36,627,032    (1.6%)                                                 17,004,594   (0.9%)
 Insurance..............     101,332,113    (4.3%)                                                 47,329,837   (2.4%)
 Machinery..............      16,361,400    (0.7%)                                                  7,592,400   (0.4%)
 Medical Supply.........      45,413,162    (1.9%)                                                 21,172,712   (1.1%)
 Metals--Steel & Iron...      23,359,400    (1.0%)                                                 10,840,668   (0.5%)
 Miscellaneous..........      68,513,025    (2.9%)                                                 31,886,225   (1.6%
 Office & Business
  Equipment.............     111,018,537    (4.7%)                                                 51,900,043   (2.6%)
 Oil....................      40,733,670    (1.7%)                                                 19,133,347   (1.0%)
 Oil & Gas Exploration..      54,241,001    (2.3%)                                                 25,252,861   (1.3%)
 Oil--Domestic..........      47,151,675    (2.0%)                                                 20,900,250   (1.1%)
 Oil--International.....      23,614,913    (1.0%)                                                 10,994,644   (0.6%)
 Retail Grocery.........      74,417,500    (3.2%)                                                 34,970,447   (1.8%)
 Retail Trade...........     183,384,019    (7.8%)                                                 85,473,643   (4.3%)
 Software...............      25,740,375    (1.1%)                                                 12,118,958   (0.6%)
 Tobacco................      47,328,906    (2.0%)                                                 22,112,500   (1.1%)
 Transportation--
  Trucking..............               0    (0.0%)                                                         63   (0.0%)
 Utilities--Electric....      91,202,222    (3.9%)                                                 25,835,899   (1.3%)
 Utilities--Telephone...      43,652,700    (1.9%)                                                 36,947,828   (1.8%)
                          --------------                                                       --------------
 Total Common Stock.....   2,111,815,387   (89.9%)                                                982,280,122  (49.6%)
                          --------------                                                       --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Asset Backed...........                           $ 12,067,182   (2.9%)                           29,417,837   (1.5%)
 Banking................                             23,128,825   (5.6%)                           42,344,898   (2.1%)
 Broadcasting...........                              3,944,733   (1.0%)                            7,737,746   (0.4%)
 Collateralized Mortgage
  Obligations...........                             24,819,316   (6.0%)                           49,612,357   (2.5%)
 Financial Services.....                             60,775,829  (14.8%)                          129,445,268   (6.5%)
 Government Sponsored :
  Federally Chartered...                              5,506,656   (1.3%)                            6,323,235   (0.3%)
 Government Sponsored :
  State Chartered.......                              2,042,474   (0.5%)                            4,057,347   (0.2%)
 Healthcare Services....                             10,036,465   (2.4%)                           15,063,888   (0.8%)
 Household Products.....                              3,962,600   (1.0%)                            7,724,563   (0.4%)
 Industrials............                             24,078,102   (5.9%)                           66,622,264   (3.4%)
 Newspapers.............                              4,677,541   (1.1%)                            7,990,940   (0.4%)
 Restaurant.............                              3,362,275   (0.8%)                            4,226,860   (0.2%)
 Utilities--Electric....                             12,459,882   (3.0%)                           13,174,510   (0.7%)
 Utilities--Telephone...                                      0   (0.0%)                            5,119,400   (0.2%)
                                                   ------------                                --------------
 Total Corporate Bonds..                            190,861,880  (46.3%)                          388,861,113  (19.6%)
                                                   ------------                                --------------
 Federal Agency
  Obligations...........                             21,608,734   (5.2%)                           32,463,133   (1.6%)
 Federal Treasury
  Obligations...........                            121,993,026  (29.6%)                          296,514,139  (15.0%)
 Foreign Obligations....                             29,919,864   (7.3%)                           64,010,479   (3.2%)
 Yankee Bonds...........                             22,911,597   (5.6%)                           40,757,635   (2.1%)
                                                   ------------                                --------------
 Total Bonds............                            387,295,101  (94.0%)                          822,606,499  (41.5%)
                                                   ------------                                --------------
SHORT-TERM OBLIGATIONS
 Banker's Acceptance....                                                 $ 1,999,504    (5.1%)
 Commercial Paper.......                                                  35,110,031   (88.9%)
 Federal Agency
  Obligations...........                                                   1,999,174    (5.1%)
 Financial Services.....     260,576,843   (11.1%)   18,926,000   (4.6%)                          175,117,291   (8.8%)
                          --------------           ------------          -----------           --------------
 Total Short-Term
  Obligations...........     260,576,843   (11.1%)   18,926,000   (4.6%)  39,108,709   (99.1%)    175,117,291   (8.8%)
                          --------------           ------------          -----------           --------------
TOTAL INVESTMENTS.......   2,372,392,230  (101.0%)  406,221,101  (98.6%)  39,108,709   (99.1%)  1,980,003,912  (99.9%)
 Other Assets Less
  Liabilities...........     (23,330,647)  (-1.0%)    5,969,530   (1.4%)     371,130    (0.9%)      2,227,802   (0.1%)
                          --------------           ------------          -----------           --------------
NET ASSETS..............  $2,349,061,583  (100.0%) $412,190,631 (100.0%) $39,479,839  (100.0%) $1,982,231,714 (100.0%)
                          ==============           ============          ===========           ==============

                         METROPOLITAN SERIES FUND, INC.

                                                     STATE STREET           STATE STREET
                                                       RESEARCH               RESEARCH
                               METLIFE                AGGRESSIVE            INTERNATIONAL
                             STOCK INDEX                GROWTH                  STOCK
                              PORTFOLIO               PORTFOLIO               PORTFOLIO
                            --------------          --------------          -------------
 COMMON STOCK
 Aerospace...............   $   40,637,466   (2.0%) $   11,289,881   (0.8%) $  2,387,852    (0.9%)
 Automotive..............       45,456,508   (2.3%)     28,967,250   (2.1%)    5,015,967    (1.9%)
 Banking.................      184,244,814   (9.1%)     29,889,600   (2.1%)   40,150,993   (15.0%)
 Broadcasting............       34,958,314   (1.7%)     34,642,109   (2.5%)    3,027,948    (1.1%)
 Building &
 Construction............       13,042,869   (0.7%)                            1,588,198    (0.6%)
 Business Services.......       25,038,859   (1.2%)    264,032,617  (19.0%)    5,966,734    (2.2%)
 Chemicals...............       55,137,636   (2.7%)                            4,039,673    (1.5%)
 Computer Equipment &
 Service.................                               34,881,231   (2.5%)
 Construction Materials..                                                      7,498,217    (2.8%)
 Construction & Mining
 Equipment...............                                8,304,900   (0.6%)
 Consumer Products.......                                                      1,829,846    (0.7%)
 Containers & Glass......        5,472,575   (0.3%)                            1,006,387    (0.4%)
 Cosmetics...............        5,512,025   (0.3%)     11,648,975   (0.8%)
 Drugs & Health Care.....      157,334,686   (7.8%)     42,144,363   (3.0%)   21,570,856    (8.1%)
 Education...............                                7,437,875   (0.5%)
 Electrical Equipment....       82,536,849   (4.1%)                            2,041,231    (0.7%)
 Electronics.............       84,752,427   (4.2%)    123,061,789   (8.8%)    7,720,814    (2.9%)
 Energy..................                                                      1,160,064    (0.4%)
 Entertainment &
 Leisure.................       18,716,901   (0.9%)     46,907,107   (3.4%)    3,136,901    (1.2%)
 Financial Services......       84,711,977   (4.2%)     72,052,419   (5.2%)      982,925    (0.4%)
 Food & Beverages........      114,340,308   (5.7%)      9,929,888   (0.7%)   11,047,677    (4.1%)
 Forest Products &
 Paper...................       22,113,212   (1.1%)                            4,201,571    (1.6%)
 General Business........                                                        588,933    (0.2%)
 Healthcare Services.....                                   43,554   (0.0%)
 Hospital Management.....       11,028,388   (0.5%)     14,045,000   (1.0%)
 Hotel & Motel...........        5,444,538   (0.3%)     23,227,899   (1.7%)
 Household Appliances &
 Home Furnishings........        4,813,163   (0.2%)                            2,290,994    (0.9%)
 Household Products......       64,582,375   (3.2%)                            1,266,205    (0.5%)
 Insurance...............       79,897,474   (4.0%)     35,200,306   (2.5%)   19,743,473    (7.4%)
 Liquor..................        2,688,400   (0.1%)
 Machinery...............       21,529,430   (1.1%)                            5,393,875    (2.0%)
 Medical Supply..........       52,060,343   (2.6%)     21,603,563   (1.6%)
 Metals--Aluminum........        4,689,262   (0.2%)
 Metals--Gold............        4,638,780   (0.2%)
 Metals--Non-Ferrous.....        2,126,308   (0.1%)                            5,000,016    (1.9%)
 Metals--Steel & Iron....        3,137,730   (0.2%)      1,647,825   (0.1%)    2,926,945    (1.1%)
 Mining..................        2,634,900   (0.1%)      1,189,500   (0.1%)      620,596    (0.2%)
 Miscellaneous...........       12,701,499   (0.6%)     22,837,675   (1.6%)    1,002,644    (0.4%)
 Multi-Industry..........       12,758,726   (0.6%)                            9,623,993    (3.6%)
 Newspapers..............       13,177,443   (0.7%)                              789,576    (0.3%)
 Office & Business
 Equipment...............      108,801,022   (5.4%)    120,385,619   (8.7%)
 Oil & Gas Exploration...          905,738   (0.0%)                            3,386,080    (1.3%)
 Oil--Domestic...........       34,654,774   (1.7%)
 Oil--International......      107,077,494   (5.3%)                           14,022,941    (5.2%)
 Oil--Services...........       24,773,387   (1.2%)     12,017,500   (0.9%)
 Personal Care...........                                                        618,289    (0.2%)
 Photography.............        6,809,362   (0.3%)
 Pollution Control.......        4,725,750   (0.2%)      3,842,575   (0.3%)
 Printing & Publishing...        6,863,863   (0.3%)     10,278,600   (0.7%)    1,324,259    (0.5%)
 Real Estate.............                                                      3,294,667    (1.2%)
 Restaurant..............        9,458,756   (0.5%)      2,436,537   (0.2%)
 Retail Grocery..........       10,371,392   (0.5%)     21,435,425   (1.5%)
 Retail Trade............       85,410,978   (4.2%)    130,225,513   (9.4%)    9,107,736    (3.4%)[
 Software................       59,131,545   (2.9%)     68,992,501   (5.0%)
 Telecommunications
 Equipment & Services....                               15,880,518   (1.1%)    4,694,678    (1.8%)
 Textiles & Apparel......        6,077,783   (0.3%)     26,273,281   (1.9%)      954,522    (0.4%)
 Tires & Rubber..........        5,458,800   (0.3%)                            1,191,661    (0.4%)
 Tobacco.................       29,937,401   (1.5%)     14,880,625   (1.1%)
 Toys & Amusements.......        4,075,259   (0.2%)                            3,087,999    (1.2%)
 Transportation--
 Airlines................       11,143,931   (0.6%)                            2,799,020    (1.0%)
 Transportation--
 Railroad................       13,732,100   (0.7%)                            3,894,818    (1.5%)
 Transportation--
 Trucking................        1,172,450   (0.1%)
 Utilities--Electric.....       59,636,673   (3.0%)                            4,866,641    (1.8%)
 Utilities--Gas
 Distribution &
 Pipelines...............       14,279,257   (0.7%)                            1,658,516    (0.6%)
 Utilities--
 Miscellaneous...........                                                      8,432,787    (3.2%)
 Utilities--Telephone....      130,153,229   (6.4%)     27,899,850   (2.0%)   11,476,736    (4.3%)
                            --------------          --------------          ------------
 Total Common Stock......    2,006,567,129  (99.3%)  1,299,533,870  (93.4%)  248,432,454   (93.0%)
                            --------------          --------------          ------------
 PREFERRED STOCK
 Banking.................                                                   $  1,885,762    (0.7%)
 Chemicals...............                                                        706,634    (0.3%)
 Retail Trade............                                                        484,538    (0.2%)
 Software................                                                        808,024    (0.3%)
                            --------------          --------------          ------------
 Total Preferred Stock...                0   (0.0%)              0   (0.0%)    3,884,958    (1.5%)
                            --------------          --------------          ------------
 Total Equity
 Securities..............    2,006,567,129  (99.3%)  1,299,533,870  (93.4%)  252,317,412   (94.5%)
 SHORT-TERM OBLIGATIONS
 Federal Treasury
 Obligations.............          947,146   (0.1%)
 Financial Services......                               82,499,000   (5.9%)
 Finance.................        8,748,846   (0.4%)
 Time Deposit............                                                     11,000,000    (4.1%)
                            --------------          --------------          ------------
 Total Short-Term
 Obligations.............        9,695,992   (0.5%)     82,499,000   (5.9%)   11,000,000    (4.1%)
                            --------------          --------------          ------------
 TOTAL INVESTMENTS.......    2,016,263,121  (99.8%)  1,382,032,870  (99.3%)  263,317,412   (98.6%)
 Other Assets Less
 Liabilities.............        4,216,915   (0.2%)      9,922,742   (0.7%)    3,771,397    (1.4%)
                            --------------          --------------          ------------
 NET ASSETS..............   $2,020,480,036 (100.0%) $1,391,955,612 (100.0%) $267,088,809  (100.0%)
                            ==============          ==============          ============

                         METROPOLITAN SERIES FUND, INC.

                                                         LOOMIS SAYLES
                                                        HIGH YIELD BOND
                                                           PORTFOLIO
                                                        ---------------
COMMON STOCK
 Banking...............................................   $    29,699     (0.1%)
 Forest Products & Paper...............................       171,511     (0.6%)
 Real Estate...........................................       299,587     (1.1%)
 Utilities--Electric...................................       105,000     (0.4%)
 Utilities--Telephone..................................         8,409     (0.0%)
                                                          -----------
 Total Common Stock....................................       614,206     (2.2%)
                                                          -----------
PREFERRED STOCK
 Metals--Steel & Iron..................................       269,750     (1.0%)
 Oil--Services.........................................        30,400     (0.1%)
 Transportation--Trucking..............................        66,800     (0.2%)
 Utilities--Electric...................................        87,336     (0.3%)
                                                          -----------
 Total Preferred Stock.................................       454,286     (1.6%)
                                                          -----------
LONG-TERM DEBT SECURITIES
Convertible Bonds:
 Broadcasting..........................................        96,750     (0.4%)
 Business Services.....................................       152,250     (0.6%)
 Computer Equipment & Service..........................     1,038,775     (3.7%)
 Electrical Equipment..................................        32,800     (0.1%)
 Electronics...........................................       638,250     (2.3%)
 Entertainment & Leisure...............................       234,750     (0.9%)
 Foreign Obligations...................................     1,350,438     (4.9%)
 Industrials...........................................       633,650     (2.3%)
 Medical Supply........................................       298,500     (1.1%)
 Metals--Steel & Iron..................................         2,000     (0.0%)
 Mining................................................       522,250     (1.9%)
 Miscellaneous.........................................       452,050     (1.6%)
 Oil--International....................................        37,167     (0.1%)
 Pollution Control.....................................       255,469     (0.9%)
 Real Estate...........................................        96,000     (0.3%)
 Restaurant............................................       682,625     (2.5%)
 Retail Trade..........................................        84,250     (0.3%)
 Textiles & Apparel....................................       317,000     (1.1%)
 Transportation--Trucking..............................       116,800     (0.4%)
 Utilities--Telephone..................................       310,000     (1.1%)
                                                          -----------
 Total Convertible Bonds...............................     7,351,774    (26.5%)
                                                          -----------
Corporate Bonds:
 Automotive............................................       177,500     (0.6%)
 Broadcasting..........................................     1,445,555     (5.2%)
 Collateralized Mortgage Obligations...................        98,000     (0.4%)
 Computer Equipment & Service..........................     1,017,754     (3.7%)
 Electronics...........................................       275,525     (1.0%)
 Financial Services....................................       793,750     (2.9%)
 Food & Beverages......................................       997,719     (3.6%)
 Industrials...........................................       525,236     (1.9%)
 Metals--Steel & Iron..................................       152,004     (0.5%)
 Pollution Control.....................................       120,000     (0.4%)
 Real Estate...........................................       247,500     (0.9%)
 Retail Grocery........................................       169,500     (0.6%)
 Retail Trade..........................................       526,625     (1.9%)
 Telecommunications Equipment & Services...............       525,825     (1.9%)
 Utilities--Electric...................................       778,000     (2.8%)
 Utilities--Telephone..................................     2,393,688     (8.6%)
                                                          -----------
 Total Corporate Bonds.................................    10,244,181    (36.9%)
                                                          -----------
 Foreign Obligations...................................     4,150,064    (14.9%)
 Yankee Bonds..........................................     3,152,009    (11.3%)
                                                          -----------
 Total Bonds...........................................    24,898,028    (89.6%)
TOTAL SHORT-TERM OBLIGATIONS--REPURCHASE AGREEMENTS....     1,782,000     (6.4%)
                                                          -----------
TOTAL INVESTMENTS......................................    27,748,520    (99.8%)
 Other Assets Less Liabilities.........................        55,146     (0.2%)
                                                          -----------
NET ASSETS.............................................   $27,803,666   (100.0%)
                                                          ===========

                         METROPOLITAN SERIES FUND, INC.

                               JANUS                T. ROWE PRICE               SCUDDER
                              MID CAP              SMALL CAP GROWTH          GLOBAL EQUITY
                             PORTFOLIO                PORTFOLIO                PORTFOLIO
                            ------------           ----------------          -------------
 COMMON STOCK
 Aerospace...............                            $ 1,929,398       2.1%)  $   582,356    (1.0%)
 Automotive..............   $    868,848    (0.8%)     1,535,550      (1.6%)      334,050    (0.6%)
 Banking.................      2,514,292    (2.4%)     3,793,175      (4.0%)    2,528,176    (4.2%)
 Biotechnology...........                                737,930      (0.8%)      109,238    (0.2%)
 Broadcasting............      9,592,084    (9.2%)     2,176,161      (2.3%)      668,014    (1.1%)
 Building &
  Construction...........                              1,339,459      (1.4%)
 Business Services.......      8,259,757    (8.0%)     9,108,644      (9.7%)      473,850    (0.8%)
 Chemicals...............                                488,150      (0.5%)    4,301,881    (7.1%)
 Computer Equipment &
  Service................      1,355,650    (1.3%)     4,896,551      (5.2%)
 Construction Materials..      5,772,605    (5.6%)       911,288      (1.0%)      511,486    (0.8%)
 Construction & Mining
  Equipment..............        512,742    (0.5%)
 Consumer Products.......                                327,816      (0.4%)    1,038,234    (1.7%)
 Consumer Services.......                                                         230,503    (0.4%)
 Cosmetics...............                                269,325      (0.3%)
 Drugs & Health Care.....      9,479,980    (9.1%)     7,326,342      (7.8%)    1,893,125    (3.1%)
 Education...............      4,412,464    (4.3%)       985,719      (1.0%)
 Electrical Equipment....      3,993,096    (3.9%)     2,149,376      (2.3%)    1,121,131    (1.7%)
 Electronics.............      5,015,736    (4.8%)     6,660,654      (7.1%)      850,606    (1.4%)
 Energy..................                                605,906      (0.6%)
 Entertainment &
  Leisure................      2,498,617    (2.4%)     2,547,108      (2.7%)
 Financial Services......      9,266,979    (8.9%)     1,936,243      (2.1%)    1,252,399    (2.1%)
 Food & Beverages........      1,822,511    (1.8%)       552,782      (0.6%)    1,693,834    (2.8%)
 Forest Products &
  Paper..................                                 52,594      (0.1%)      261,625    (0.4%)
 Healthcare Services.....      1,858,959    (1.8%)     2,159,197      (2.3%)
 Hotel & Motel...........                                981,770      (1.0%)
 Household Appliances &
  Home Furnishings.......                                617,587      (0.7%)
 Insurance...............      2,665,512    (2.6%)     3,326,513      (3.5%)    7,298,843   (12.0%)
 Machinery...............                                 69,400      (0.1%)      584,593    (1.0%)
 Medical Supply..........                              1,846,006      (2.0%)    1,113,861    (1.8%)
 Metals--Gold............                                 14,688      (0.0%)      247,458    (0.4%)
 Metals--Non-Ferrous.....                                364,000      (0.4%)      213,760    (0.4%)
 Metals--Steel & Iron....                                                         458,394    (0.8%)
 Mining..................                                                         443,368    (0.7%)
 Miscellaneous...........                              1,842,291      (2.0%)
 Multi-Industry..........      1,319,463    (1.3%)                              1,727,416    (2.8%)
 Office & Business
  Equipment..............      1,772,944    (1.7%)     2,371,144      (2.5%)    1,768,470    (2.9%)
 Oil & Gas Exploration...                              1,892,111      (2.0%)
 Oil--Domestic...........                                 46,575      (0.0%)
 Oil--International......                                                       1,329,968    (2.2%)
 Oil--Services...........                              1,363,250      (1.4%)      523,959    (0.9%)
 Plastics................      1,356,956    (1.3%)       333,450      (0.4%)
 Pollution Control.......                                448,322      (0.5%)
 Printing & Publishing...                                 38,375      (0.0%)      148,548    (0.2%)
 Real Estate.............      2,574,758    (2.5%)       453,506      (0.5%)      326,281    (0.5%)
 Restaurant..............      9,003,672    (8.7%)       956,133      (1.0%)
 Retail Grocery..........        323,275    (0.3%)       565,025      (0.6%)
 Retail Trade............      3,673,828    (3.5%)     6,760,914      (7.2%)      264,075    (0.4%)
 Shipbuilding............                                416,500      (0.4%)
 Software................      3,020,850    (2.9%)     6,090,820      (6.5%)    1,565,031    (2.6%)
 Technology..............                                 16,949      (0.0%)
 Telecommunications
  Equipment & Services...                              4,621,813      (4.9%)      521,314    (0.9%)
 Textiles & Apparel......                              1,289,919      (1.4%)
 Tires & Rubber..........                                                         458,339    (0.8%)
 Transportation..........                                327,750      (0.3%)
 Transportation--
  Airlines...............      1,388,156    (1.3%)       567,225      (0.6%)    1,067,700    (1.8%)
 Transportation--
  Railroad...............                                494,413      (0.5%)      711,123    (1.2%)
 Transportation--
  Trucking...............                                346,544      (0.4%)
 Utilities--Electric.....      2,729,894    (2.6%)                              3,366,089    (5.5%)
 Utilities--Gas
  Distribution &
  Pipelines..............                                                         619,281    (1.0%)
 Utilities--
  Miscellaneous..........        552,834    (0.5%)
 Utilities--Telephone....      1,637,908    (1.6%)     1,031,758      (1.1%)      963,189    (1.6%)
                            ------------             -----------              -----------
 Total Common Stock......     99,244,370   (95.6%)    91,984,119     (97.8%)   43,571,568   (71.8%)
                            ------------             -----------              -----------
 PREFERRED STOCK
 Food & Beverages........                                                         369,607    (0.6%)
 Metals--Steel & Iron....                                                         651,921    (1.1%)
 Oil--International......                                                         950,554    (1.6%)
 Software................                                                         686,984    (1.1%)
                            ------------             -----------              -----------
 Total Preferred Stock...            --     (0.0%)           --       (0.0%)    2,659,066    (4.4%)
                            ------------             -----------              -----------
 Total Equity
  Securities.............     99,244,370   (95.6%)    91,984,119     (97.8%)   46,230,634   (76.2%)
 LONG-TERM DEBT
  SECURITIES
 Federal Treasury
  Obligations............                                                       8,051,582   (13.2%)
 Foreign Obligations.....                                                       1,873,970    (3.1%)
                            ------------             -----------              -----------
 Total Long-Term Debt
  Securities.............            --     (0.0%)           --       (0.0%)    9,925,552   (16.3%)
 SHORT-TERM OBLIGATIONS
 Commercial Paper........                                                       1,879,000    (3.1%)
 Banking.................                                410,282      (0.4%)
 Federal Agency
  Obligations............      4,999,167    (4.8%)     1,518,800      (1.6%)    3,999,472    (6.6%)
 Financial Services......      4,899,088    (4.7%)     1,657,167      (1.8%)
                            ------------             -----------              -----------
 Total Short-Term
  Obligations............      9,898,255    (9.5%)     3,586,249      (3.8%)    5,878,472    (9.7%)
                            ------------             -----------              -----------
 TOTAL INVESTMENTS.......    109,142,625  (105.1%)    95,570,368    (101.6%)   62,034,658  (102.2%)
 Other Assets Less
  Liabilities............     (5,290,984)  (-5.1%)    (1,550,362)    (-1.6%)   (1,322,516)  (-2.2%)
                            ------------             -----------              -----------
 NET ASSETS..............   $103,851,641  (100.0%)   $94,020,006    (100.0%)  $60,712,142  (100.0%)
                            ============             ===========              ===========

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1997--(CONCLUDED)

  The value of the investments of the Fund's portfolios are determined using the following valuation techniques. Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or it delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost, method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                       INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "company") as of December 31, 1997 and 1996 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the company at December 31, 1997 and 1996 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, the company has changed the method of accounting for investment income on certain structured securities.

Deloitte & Touche LLP

New York, New York

February 12, 1998, except for Note 17,

as to which the date is March 12, 1998

                    METROPOLITAN LIFE INSURANCE COMPANY

                        CONSOLIDATED BALANCE SHEETS

                        DECEMBER 31, 1997 AND 1996

                               (IN MILLIONS)

                                                        NOTES   1997      1996
                                                        ----- --------  --------
ASSETS
Investments:
  Fixed Maturities:.................................... 2,15
    Available for Sale, at Estimated Fair Value........       $ 92,630  $ 75,039
    Held to Maturity, at Amortized Cost................            --     11,322
  Equity Securities.................................... 2,15     4,250     2,816
  Mortgage Loans on Real Estate........................ 2,15    20,247    18,964
  Policy Loans.........................................   15     5,846     5,842
  Real Estate..........................................    2     6,111     7,498
  Real Estate Joint Ventures...........................    4       680       851
  Other Limited Partnership Interests..................    4       855     1,004
  Leases and Leveraged Leases..........................    2     2,123     1,763
  Short-Term Investments...............................   15       705       741
  Other Invested Assets................................          2,338     2,692
                                                              --------  --------
    Total Investments..................................        135,785   128,532
Cash and Cash Equivalents..............................   15     2,871     2,325
Deferred Policy Acquisition Costs......................          6,436     7,227
Accrued Investment Income..............................          1,860     1,611
Premiums and Other Receivables.........................    5     3,280     2,916
Deferred Income Taxes Recoverable......................    6       --         37
Other Assets...........................................          3,055     2,340
Separate Account Assets................................         48,620    43,763
                                                              --------  --------
Total Assets...........................................       $201,907  $188,751
                                                              ========  ========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits.................................    5  $ 72,125  $ 69,115
Policyholder Account Balances..........................   15    48,533    47,674
Other Policyholder Funds...............................          4,681     4,758
Policyholder Dividends Payable.........................          1,373     1,348
Short- and Long-Term Debt.............................. 9,15     7,203     5,257
Income Taxes Payable:..................................    6
  Current..............................................            480       599
  Deferred.............................................            472       --
Other Liabilities......................................          4,695     4,618
Separate Account Liabilities...........................         48,338    43,399
                                                              --------  --------
Total Liabilities......................................        187,900   176,768
                                                              --------  --------
Commitments and Contingencies (Notes 2 and 10)
Equity
Retained Earnings......................................         12,140    10,937
Net Unrealized Investment Gains........................    3     1,898     1,028
Foreign Currency Translation Adjustments...............            (31)       18
                                                              --------  --------
Total Equity...........................................   16    14,007    11,983
                                                              --------  --------
Total Liabilities and Equity...........................       $201,907  $188,751
                                                              ========  ========

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                    CONSOLIDATED STATEMENTS OF EARNINGS

         FOR THE YEARS ENDED DECEMBER 31, 1997, AND 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
REVENUES
Premiums......................................     5  $11,299  $11,462  $11,178
Universal Life and Investment-Type Product
 Policy Fee Income............................          1,458    1,243    1,177
Net Investment Income.........................     3    9,475    8,993    8,837
Investment Gains (Losses), Net................     3      798      231     (157)
Commissions, Fees and Other Income............          1,344    1,256      834
                                                      -------  -------  -------
    Total Revenues............................         24,374   23,185   21,869
                                                      -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................     5   12,328   12,399   11,915
Interest Credited to Policyholder Account Bal-
 ances........................................          2,874    2,868    3,143
Policyholder Dividends........................          1,720    1,728    1,786
Other Operating Costs and Expenses............    11    5,759    4,784    4,281
                                                      -------  -------  -------
    Total Benefits and Other Deductions.......         22,681   21,779   21,125
                                                      -------  -------  -------
Earnings from Continuing Operations Before In-
 come Taxes...................................          1,693    1,406      744
Income Taxes..................................     6      476      482      407
                                                      -------  -------  -------
Earnings from Continuing Operations...........          1,217      924      337
                                                      -------  -------  -------
Discontinued Operations:                          13
  Loss from Discontinued Operations (Net of
   Income Tax (Benefit) Expense of $(8) in
   1997, $(18) in 1996 and $32 in 1995).......            (14)     (52)     (54)
  (Loss) Gain on Disposal of Discontinued Op-
   erations (Net of Income Tax (Benefit) Ex-
   pense of $(11) in 1996 and $106 in 1995)...            --       (19)     416
                                                      -------  -------  -------
(Loss) Earnings from Discontinued Operations..            (14)     (71)     362
                                                      -------  -------  -------
Net Earnings..................................    16  $ 1,203  $   853  $   699
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF EQUITY

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
Retained Earnings, Beginning of Year..........        $10,937  $10,084  $ 9,385
Net Earnings..................................          1,203      853      699
                                                      -------  -------  -------
Retained Earnings, End of Year................         12,140   10,937   10,084
                                                      -------  -------  -------
Net Unrealized Investment Gains (Losses), Be-
 ginning of Year..............................          1,028    1,646     (955)
Change in Unrealized Investment Gains (Loss-
 es)..........................................     3      870     (618)   2,601
                                                      -------  -------  -------
Net Unrealized Investment Gains, End of Year..          1,898    1,028    1,646
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, Be-
 ginning of Year..............................             18       24       (2)
Change in Foreign Currency Translation Adjust-
 ments........................................            (49)      (6)      26
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, End
 of Year......................................            (31)      18       24
                                                      -------  -------  -------
Total Equity, End of Year.....................    16  $14,007  $11,983  $11,754
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                      1997      1996      1995
                                                    --------  --------  --------
Net Earnings                                        $  1,203  $    853  $    699
 Adjustments to Reconcile Net Earnings to Net Cash
  Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net.     (159)     (391)     (376)
  Change in Accrued Investment Income..............     (215)      350      (191)
  Change in Premiums and Other Receivables.........     (819)     (106)      (29)
  Change in Undistributed Income of Real Estate
   Joint Ventures and Other
   Limited Partnership Interests...................      163       (45)     (221)
  Gains from Sales of Investments and Businesses,
   Net.............................................   (1,029)     (428)     (595)
  Depreciation and Amortization Expenses...........      516       (18)       30
  Interest Credited to Policyholder Account Bal-
   ances...........................................    2,874     2,868     3,143
  Universal Life and Investment-Type Product Policy
   Fee Income......................................   (1,458)   (1,243)   (1,177)
  Change in Future Policy Benefits.................    1,641     2,149     2,332
  Change in Other Policyholder Funds...............       88       181       (66)
  Change in Income Taxes Payable...................      (99)     (134)      327
  Other, Net.......................................      512      (348)      947
                                                    --------  --------  --------
Net Cash Provided by Operating Activities..........    3,218     3,688     4,823
                                                    --------  --------  --------
Cash Flows from Investing Activities
 Sales, Maturities and Repayments of:
   Fixed Maturities................................   75,346    76,117    64,372
   Equity Securities...............................    1,821     2,069       694
   Mortgage Loans on Real Estate...................    2,381     2,380     3,182
   Real Estate.....................................    1,875     1,948     1,193
   Real Estate Joint Ventures......................      205       410       387
   Other Limited Partnership Interests.............      166       178        42
   Leases and Leveraged Leases.....................      192       102       123
 Purchases of:
   Fixed Maturities................................  (76,603)  (76,225)  (66,693)
   Equity Securities...............................   (2,121)   (2,742)     (781)
   Mortgage Loans on Real Estate...................   (4,119)   (4,225)   (2,491)
   Real Estate.....................................     (387)     (859)     (904)
   Real Estate Joint Ventures......................      (72)     (130)     (285)
   Other Limited Partnership Interests.............     (338)     (307)      (87)
   Assets to be Leased.............................     (738)     (585)     (383)
 Net Change in Short-Term Investments..............       37     1,028      (634)
 Net Change in Policy Loans........................       17      (128)     (112)
 Other, Net........................................      442        45      (308)
                                                    --------  --------  --------
Net Cash Used by Investing Activities..............   (1,896)     (924)   (2,685)
                                                    --------  --------  --------
Cash Flows from Financing Activities
 Policyholder Account Balances:
    Deposits.......................................   16,061    17,167    16,017
    Withdrawals....................................  (18,831)  (19,321)  (19,142)
 Additions to Long-Term Debt.......................      828       --        692
 Repayments of Long-Term Debt......................      (99)     (284)     (389)
 Net Increase (Decrease) in Short-Term Debt........    1,265        69       (78)
                                                    --------  --------  --------
Net Cash Used by Financing Activities..............     (776)   (2,369)   (2,900)
                                                    --------  --------  --------
Change in Cash and Cash Equivalents................      546       395      (762)
Cash and Cash Equivalents, Beginning of Year.......    2,325     1,930     2,692
                                                    --------  --------  --------
Cash and Cash Equivalents, End of Year............. $  2,871  $  2,325  $  1,930
                                                    ========  ========  ========
Supplemental Cash Flow Information
  Interest Paid.................................... $    422  $    310  $    280
                                                    ========  ========  ========
  Income Taxes Paid................................ $    589  $    497  $    283
                                                    ========  ========  ========

       See accompanying notes to consolidated financial statements.

                   METROPOLITAN LIFE INSURANCE COMPANY

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

    UNLESS OTHERWISE INDICATED, ALL AMOUNTS ARE IN MILLIONS OF DOLLARS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "company") provide life insurance and annuity products and pension, pension-related and investment-related products and services to individuals, corporations and other institutions. The company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Minority interest relating to certain consolidated entities amounted to $277 and $149 at December 31, 1997 and 1996, respectively, and is included in other liabilities. Significant intercompany transactions and balances have been eliminated in consolidation.

  Prior years' amounts have been reclassified to conform to the 1997 presentation.

  On December 31, 1995, the company reclassified (under one-time accounting implementation guidance) to available for sale certain held to maturity securities. On July 1, 1997, the company reclassified to available for sale all securities classified as held to maturity on that date as management concluded that all securities are now available for sale. As a result, consolidated equity at July 1, 1997 and December 31, 1995 increased by $198 and $135, respectively, excluding the effects of deferred income taxes, amounts attributable to participating pension contracts, and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

  During 1997 management changed to the retrospective interest method of accounting for investment income on structured note securities in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income is not material.

 VALUATION OF INVESTMENTS

  SECURITIES--As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, 1997, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds and redeemable preferred stock) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes, amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition. Costs of securities are adjusted for impairments in value considered other than temporary. Such adjustments are recorded as realized investment losses.

  All security transactions are recorded on a trade date basis.

  MORTGAGE LOANS in good standing are carried at amortized cost. A provision is made for a realized investment loss (and a corresponding allowance is established) when it becomes probable that the company will be unable to collect all amounts due under the terms of the loan agreement. The provision generally is equal to the excess of the carrying value of the mortgage loan over its estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. Mortgage loans considered to be uncollectible are charged against the allowance and subsequent recoveries are credited to the allowance. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income earned on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

  POLICY LOANS are stated at unpaid principal balances.

  INVESTMENT REAL ESTATE is generally stated at depreciated cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. If events or changes in circumstances indicate that the carrying amount of the investment exceeds its expected future cash flows, a realized investment loss is recorded for the impairment. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in the allowance relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation of real estate is computed evenly over the estimated useful lives of the properties (20 to 40 years).

  LEASES AND LEVERAGED LEASES--The company is the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the company records the aggregate future minimum lease payments due and the estimated residual value of the leased equipment less the unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated evenly over its estimated economic life.

  The company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the purchase price. The financing is generally in the form of long-term debt that provides for no recourse against the company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

  SHORT-TERM INVESTMENTS are stated at amortized cost, which approximates fair value.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are deducted from asset categories to which they apply and provisions for losses for investments are included in investment gains and losses. Investment gains and losses are reduced by amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided evenly or using sum of the years digits method over the lesser of estimated useful lives of the assets or, where appropriate, the term of the lease. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Amortization of leasehold improvements is provided evenly over the lesser of the term of the lease or the estimated useful life of the improvements.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products. Amortization is recorded based on a constant percentage of estimated gross margins or profits (arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience). Changes to amounts previously amortized are reflected in earnings in the period related estimates are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings when they occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the estimated life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 OTHER INTANGIBLE ASSETS

  The value of insurance acquired and the excess of purchase price over the fair value of net assets acquired are included in other assets. The value of insurance acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The excess of purchase price over the fair value of net assets acquired is amortized evenly over 10 years.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 6.0 percent to 8.25 percent.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience. Revisions of estimates are reflected in net earnings in the year such refinements are made.

 RECOGNITION OF INCOME AND EXPENSE

  Premiums from traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are matched with such income resulting in the recognition of profits over the life of the contract. This match is accomplished through the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Premiums due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due with any excess profit deferred and recognized as income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract term.

  Premiums from universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the company.

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated U.S. federal income tax return and separate income tax returns as required. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities.

  Investments held in the Separate Accounts (stated at estimated fair value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 DISCONTINUED OPERATIONS

  Certain operations have been discontinued and, accordingly, are segregated in the consolidated statements of earnings.

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year-end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 FUTURE APPLICATION OF ACCOUNTING STANDARDS

  Statement of Financial Accounting Standards ("SFAS") No. 125 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and SFAS No. 127 Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125 provide accounting and reporting standards relating to transfers of security interests, repurchase agreements, dollar rolls, securities lending and similar transactions which will be effective in 1998. The company believes that the application of these standards will not have a material impact on the company's results of operations, financial position or liquidity.

 SFAS No. 130 Reporting Comprehensive Income establishes standards for reporting and presentation of comprehensive income and its components and will be effective in 1998. Comprehensive income, which includes all changes to equity except those resulting from investments by owners or distributions to owners, was $2,024, $229 and $3,326 in 1997, 1996 and 1995, respectively.
Consolidated statements of comprehensive income have not been presented, as the company has not determined the individual amounts to be displayed in such statements.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss, and estimated fair value of fixed maturity and equity securities, by category, were as follows:

                                           COST OR  GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN     LOSS  FAIR VALUE
                                          --------- --------- -----------------
DECEMBER 31, 1997
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies............ $ 10,619    $ 1,511 $    2  $ 12,128
   States and political subdivisions.....      486         22     --       508
   Foreign governments...................    3,420        371     52     3,739
   Corporate.............................   41,191      2,343    290    43,244
   Mortgage-backed securities............   22,191        572     21    22,742
   Other.................................    9,463        428    134     9,757
                                          --------  --------- ------  --------
     Total bonds.........................   87,370      5,247    499    92,118
 Redeemable preferred stocks.............      494         19      1       512
                                          --------  --------- ------  --------
     Total fixed maturities.............. $ 87,864  $   5,266 $  500  $ 92,630
                                          ========  ========= ======  ========
Equity Securities:
 Common stocks........................... $  2,444  $   1,716 $  105  $  4,055
 Nonredeemable preferred stocks..........      201          5     11       195
                                          --------  --------- ------  --------
     Total equity securities............. $  2,645  $   1,721 $  116  $  4,250
                                          ========  ========= ======  ========

                                          COST OR  GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------- ------------------
DECEMBER 31, 1996
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies...........  $12,949  $     901    $128  $13,722
   States and political subdivisions....      536         13       1      548
   Foreign governments..................    2,597        266       6    2,857
   Corporate............................   32,520      1,102     294   33,328
   Mortgage-backed securities...........   21,200        407      91   21,516
   Other................................    2,511         90      30    2,571
                                          -------  --------- -------  -------
     Total bonds........................   72,313      2,779     550   74,542
 Redeemable preferred stocks............      500         --       3      497
                                          -------  --------- -------  -------
     Total fixed maturities.............  $72,813  $   2,779 $   553  $75,039
                                          =======  ========= =======  =======
Equity Securities:
 Common stocks..........................  $ 1,882  $     648 $    55  $ 2,475
 Nonredeemable preferred stocks.........      371         51      81      341
                                          -------  --------- -------  -------
     Total equity securities............  $ 2,253  $     699 $   136  $ 2,816
                                          =======  ========= =======  =======

                                                   GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- -------- -------- ----------
DECEMBER 31, 1996
Held to Maturity Securities:
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obliga-
    tions of U.S. government corpora-
    tions and
    agencies............................  $    48  $      3           $    51
   States and political subdivisions....       58         1                59
   Foreign governments..................      260         5               265
   Corporate............................    7,520       236 $     64    7,692
   Mortgage-backed securities...........      689         1       16      674
   Other................................    2,746        85       24    2,807
                                          -------  -------- --------  -------
     Total bonds........................   11,321       331      104   11,548
 Redeemable preferred stocks............        1        --       --        1
                                          -------  -------- --------  -------
     Total fixed maturities.............  $11,322  $    331 $    104  $11,549
                                          =======  ======== ========  =======

  The amortized cost and estimated fair value of bonds, by contractual maturity, were as follows:

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1997
      Due in one year or less..............................  $ 1,916   $ 1,927
      Due after one year through five years................   15,830    16,260
      Due after five years through 10 years................   23,023    24,067
      Due after 10 years...................................   24,410    27,122
                                                             -------   -------
        Subtotal...........................................   65,179    69,376
      Mortgage-backed securities...........................   22,191    22,742
                                                             -------   -------
        Total..............................................  $87,370   $92,118
                                                             =======   =======

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

 MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1997, approximately 15 percent, 7 percent and 6 percent of the properties were located in California, Illinois and Florida, respectively. Generally, the company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                       1997 1996
                                                                       ---- ----
      DECEMBER 31
      Office buildings................................................  32%  30%
      Retail..........................................................  16%  19%
      Residential.....................................................  15%  16%
      Agricultural....................................................  18%  18%
      Other...........................................................  19%  17%
                                                                       ---- ----
        Total......................................................... 100% 100%
                                                                       ==== ====

  Many of the company's real estate joint ventures have mortgage loans with the company. The carrying values of such mortgages were $753 and $869 at December 31, 1997 and 1996, respectively.

  Mortgage loan valuation allowances and changes thereto were as follows:

                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1............................... $  444  $  466  $  483
      Additions charged to income......................     61     144     107
      Deductions for writedowns and dispositions.......   (241)   (166)   (124)
                                                        ------  ------  ------
      Balance, December 31............................. $  264  $  444  $  466
                                                        ======  ======  ======

   Impaired mortgage loans and related valuation allowances were as follows:

                                                         1997    1996
                                                        ------  ------
      DECEMBER 31
      Impaired mortgage loans with valuation allow-
       ances........................................... $1,231  $1,677
      Impaired mortgage loans with no valuation allow-
       ances...........................................    306     165
                                                        ------  ------
      Recorded investment in impaired mortgage loans...  1,537   1,842
      Valuation allowances.............................   (250)   (427)
                                                        ------  ------
      Net impaired mortgage loans...................... $1,287  $1,415
                                                        ======  ======
                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Average recorded investment in impaired mortgage
       loans........................................... $1,680  $2,113  $2,365
                                                        ======  ======  ======

  Interest income on impaired mortgage loans recorded on a cash basis totaled $110 , $122 and $169 for the years ended December 31, 1997, 1996 and 1995, respectively.

 REAL ESTATE

  Accumulated depreciation on real estate was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1................................ $2,109  $2,187  $2,757
      Depreciation expense..............................    332     348     427
      Deductions for dispositions.......................   (475)   (426)   (997)
                                                         ------  ------  ------
      Balance, December 31.............................. $1,966  $2,109  $2,187
                                                         ======  ======  ======

  Real estate valuation allowances and changes thereto were as follows:

                                                            1997   1996   1995
                                                            -----  -----  -----
      YEARS ENDED DECEMBER 31
      Balance, January 1................................... $ 529  $ 743  $ 622
      (Credited) charged to income.........................   (52)   127    358
      Deductions for writedowns and dispositions...........  (436)  (341)  (237)
                                                            -----  -----  -----
      Balance, December 31................................. $  41  $ 529  $ 743
                                                            =====  =====  =====

  The above table does not include valuation allowances of $55, $118 and $167 at December 31, 1997, 1996 and 1995, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the company established valuation allowances for all impaired real estate investments including real estate held for investment. During 1996, $150 of allowances relating to real estate held for investment were applied as writedowns to specific properties. During 1997, allowances of $94 relating to real estate held for sale were applied as writedowns to specific properties. The balances in the real estate valuation allowances at December 31, 1997 and 1996, relate to properties that management has committed to a plan of sale. The carrying values, net of valuation allowances, of properties committed to a plan of sale were $206 and $1,844 at December 31, 1997 and 1996, respectively. Net investment income relating to such properties was $8 and $60 for the years ended December 31, 1997 and 1996, respectively.

  At December 31, 1997 and 1996, the company owned real estate acquired in satisfaction of debt of $218 and $456, respectively.

 LEASES AND LEVERAGED LEASES

  The company's investment in direct financing leases and leveraged leases was as follows:

                                     DIRECT
                                    FINANCING      LEVERAGED
                                     LEASES          LEASES          TOTAL
                                  --------------  -------------  --------------
                                   1997    1996    1997   1996    1997    1996
                                  ------  ------  ------  -----  ------  ------
      DECEMBER 31
      Investment................  $1,137  $1,247  $  851  $ 387  $1,988  $1,634
      Estimated residual values.     183     238     641    543     824     781
                                  ------  ------  ------  -----  ------  ------
        Total...................   1,320   1,485   1,492    930   2,812   2,415
      Unearned income...........    (261)   (336)   (428)  (316)   (689)   (652)
                                  ------  ------  ------  -----  ------  ------
      Net investment............  $1,059  $1,149  $1,064  $ 614  $2,123  $1,763
                                  ======  ======  ======  =====  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

   Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases were as follows:

                                                       DIRECT
                                                      FINANCING RESIDUALS TOTAL
                                                      --------- --------- ------
      YEARS ENDED DECEMBER 31
        1998.........................................  $  229     $ 14    $  243
        1999.........................................     211       19       230
        2000.........................................     192       25       217
        2001.........................................     147       19       166
        2002.........................................     114       22       136
        Thereafter...................................     244       84       328
                                                       ------     ----    ------
        Total........................................  $1,137     $183    $1,320
                                                       ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flows.

 FINANCIAL INSTRUMENTS

  The company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the consolidated balance sheets. To further minimize the credit risks related to this lending program, the company regularly monitors the financial condition of the borrowers.

  The company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The company also may occasionally sell covered call options. The company does not engage in trading of derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1997, the company employed several ongoing derivatives strategies. The company entered into a number of anticipatory hedge agreements using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expense related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

 ASSETS ON DEPOSIT

  As of December 31, 1997 and 1996, the company had assets on deposit with regulatory agencies of $4,695 and $4,062, respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of net investment income were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $ 6,455  $ 6,042  $ 6,006
       Equity securities...........................       50       60       45
       Mortgage loans on real estate...............    1,684    1,523    1,501
       Policy loans................................      368      399      394
       Real estate.................................    1,566    1,647    1,833
       Real estate joint ventures..................       42       21       41
       Other limited partnership interests.........      302      215      149
       Leases and leveraged leases.................      131      135      113
       Cash, cash equivalents and short-term in-
        vestments..................................      169      214      231
       Other investment income.....................      235      281      326
                                                     -------  -------  -------
       Gross investment income.....................   11,002   10,537   10,639
       Investment expenses.........................   (1,527)  (1,544)  (1,802)
                                                     -------  -------  -------
       Investment income, net......................  $ 9,475  $ 8,993  $ 8,837
                                                     =======  =======  =======

  Investment gains (losses), including changes in valuation allowances, were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $   118  $   234  $   621
       Equity securities...........................      224       78       (5)
       Mortgage loans on real estate...............       56      (86)     (51)
       Real estate.................................      249      165     (375)
       Real estate joint ventures..................      117       61     (142)
       Other limited partnership interests.........      103       82      117
       Other.......................................      162      (76)     (92)
                                                     -------  -------  -------
           Subtotal................................    1,029      458       73
       Investment gains relating to:
         Participating pension contracts...........      (35)     (20)      --
         Amortization of deferred policy acquisi-
          tion costs...............................      (70)      (4)     (78)
         Future policy benefit loss recognition....     (126)    (203)    (152)
                                                     -------  -------  -------
       Net investment gains (losses)...............  $   798  $   231  $  (157)
                                                     =======  =======  =======

  Sales of bonds were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Bonds classified as available for sale
         Proceeds..................................  $72,396  $74,580  $58,537
         Gross realized gains......................      691    1,069    1,013
         Gross realized losses.....................      584      842      402
       Bonds classified as held to maturity
         Proceeds..................................  $   352  $ 1,281  $ 1,806
         Gross realized gains......................        5       10       17
         Gross realized losses.....................        1        1        4

  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years were as follows:


                                                        1997    1996    1995
                                                       ------  ------  -------
       DECEMBER 31
       Balance, comprised of:
         Unrealized investment gains on:
           Fixed maturities..........................  $4,766  $2,226  $ 5,166
           Equity securities.........................   1,605     563      210
           Other.....................................     294     474      380
                                                       ------  ------  -------
                                                        6,665   3,263    5,756
                                                       ------  ------  -------
         Amounts allocable to:
         Participating pension contracts.............     312       9      350
         Loss recognition............................   2,189   1,219    2,064
         Deferred policy acquisition cost............   1,147     420      748
         Deferred income taxes.......................   1,119     587      948
                                                       ------  ------  -------
                                                        4,767   2,235    4,110
                                                       ------  ------  -------
             Total...................................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======
                                                        1997    1996    1995
                                                       ------  ------  -------
       YEARS ENDED DECEMBER 31
       Balance, January 1............................  $1,028  $1,646  $  (955)
       Unrealized investment gains (losses) during
        year.........................................   3,402  (2,493)   7,665
       Unrealized investment (gains) losses allocable
        to:
         Participating pension contracts.............    (303)    341     (258)
         Loss recognition............................    (970)    845   (2,063)
         Deferred policy acquisition costs...........    (727)    328   (1,247)
       Deferred income taxes.........................    (532)    361   (1,496)
                                                       ------  ------  -------
       Balance, December 31..........................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======

4. JOINT VENTURES AND OTHER LIMITED PARTNERSHIPS

  Combined financial information for real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the company has an investment of at least $10 and an equity interest of at least 10 percent, was as follows:

                                                                    1997   1996
                                                                   ------ ------
        DECEMBER 31
        Assets:
          Investments in real estate, at depreciated cost........  $  938 $1,030
          Investments in securities, at estimated fair value.....     717    621
          Cash and cash equivalents..............................     141     37
          Other..................................................     984  1,030
                                                                   ------ ------
            Total assets.........................................   2,780  2,718
                                                                   ------ ------
        Liabilities:
          Borrowed funds--third party............................     384    243
          Borrowed funds--MetLife................................     136     69
          Other..................................................     678    915
                                                                   ------ ------
            Total liabilities....................................   1,198  1,227
                                                                   ------ ------
        Partners' capital........................................  $1,582 $1,491
                                                                   ====== ======
        MetLife equity in partners' capital included above.......  $  822 $  786
                                                                   ====== ======

                                                           1997   1996   1995
                                                           -----  -----  -----
        YEARS ENDED DECEMBER 31
        Operations:
          Revenues of real estate joint ventures.........  $ 291  $ 275  $ 364
          Revenues of other limited partnership inter-
           ests..........................................    276    297    417
          Interest expense--third party..................    (25)   (11)   (26)
          Interest expense--MetLife......................    (16)   (19)   (31)
          Other expenses.................................   (396)  (411)  (501)
                                                           -----  -----  -----
        Net earnings.....................................  $ 130  $ 131  $ 223
                                                           =====  =====  =====
        MetLife earnings from real estate joint ventures
         and other limited partnership interests included
         above...........................................  $  59  $  34  $  28
                                                           =====  =====  =====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The company assumes and cedes insurance with other insurance companies. The consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned was as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
        YEARS ENDED DECEMBER 31
        Direct premiums............................  $12,749  $12,569  $11,944
        Reinsurance assumed........................      360      508      812
        Reinsurance ceded..........................   (1,810)  (1,615)  (1,578)
                                                     -------  -------  -------
        Net premiums earned........................  $11,299  $11,462  $11,178
                                                     =======  =======  =======
        Reinsurance recoveries netted against
         policyholder benefits.....................  $ 1,689  $ 1,667  $ 1,523
                                                     =======  =======  =======

  Premiums and other receivables in the consolidated balance sheets include reinsurance recoverables of $1,579 and $700 at December 31, 1997 and 1996, respectively.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Balance at January 1...........................  $3,345  $3,296  $2,670
          Reinsurance recoverables.....................    (215)   (214)   (104)
                                                         ------  ------  ------
        Net balance at January 1.......................   3,130   3,082   2,566
                                                         ------  ------  ------
        Incurred related to:
          Current year.................................   2,855   2,951   3,420
          Prior years..................................      88    (114)    (68)
                                                         ------  ------  ------
            Total incurred.............................   2,943   2,837   3,352
                                                         ------  ------  ------
        Paid related to:
          Current year.................................   1,832   1,998   2,053
          Prior years..................................     815     791     783
                                                         ------  ------  ------
            Total paid.................................   2,647   2,789   2,836
                                                         ------  ------  ------
        Net balance at December 31.....................   3,426   3,130   3,082
          Plus reinsurance recoverables................     229     215     214
                                                         ------  ------  ------
        Balance at December 31.........................  $3,655  $3,345  $3,296
                                                         ======  ======  ======

  The company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the company's results of operations. The company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U. S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  The income tax expense (benefit) of continuing operations was as follows:

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
         1997
         Federal.........................................  $432     $(26)  $406
         State and local.................................    10        9     19
         Foreign.........................................    26       25     51
                                                           ----     ----   ----
           Total.........................................  $468     $  8   $476
                                                           ====     ====   ====
         1996
         Federal.........................................  $346     $ 66   $412
         State and local.................................    25        6     31
         Foreign.........................................    27       12     39
                                                           ----     ----   ----
           Total.........................................  $398     $ 84   $482
                                                           ====     ====   ====
         1995
         Federal.........................................  $241     $ 65   $306
         State and local.................................    52        3     55
         Foreign.........................................    22       24     46
                                                           ----     ----   ----
           Total.........................................  $315     $ 92   $407
                                                           ====     ====   ====

  Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes were as follows:

                                                            1997    1996   1995
                                                           ------  ------  ----
         YEARS ENDED DECEMBER 31
         Earnings from continuing operations before
          income taxes...................................  $1,693  $1,406  $744
         Income tax rate.................................      35%     35%   35%
                                                           ------  ------  ----
         Expected income tax expense at federal statutory
          income tax rate................................     593     492   260
         Tax effect of:
           Tax exempt investment income..................     (30)    (18)   (9)
           Goodwill......................................       9     --    --
           Differential earnings amount..................     (40)     38    67
           State and local income taxes..................      15      23    37
           Foreign operations............................       7      (7)   25
           Tax credits...................................     (15)    (15)  (15)
           Prior year taxes..............................      (2)    (46)   (3)
           Sale of subsidiary............................     (41)     --    --
           Other, net....................................     (20)     15    45
                                                           ------  ------  ----
         Income taxes....................................  $  476  $  482  $407
                                                           ======  ======  ====

  The deferred income tax assets or liabilities recorded at December 31, 1997 and 1996 represent the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred income tax asset or liability were as follows:

                                                           1997    1996
                                                          ------  ------
       DECEMBER 31
       Deferred income tax assets:
         Policyholder liabilities and receivables........ $3,010  $2,889
         Net operating loss carryforwards................     33      38
         Other, net......................................    938     698
                                                          ------  ------
           Total gross deferred income tax assets........  3,981   3,625
         Less valuation allowance........................     24      14
                                                          ------  ------
       Deferred income tax assets, net of valuation al-
        lowance..........................................  3,957   3,611
                                                          ------  ------
       Deferred income tax liabilities:
         Investments.....................................  1,227     848
         Deferred policy acquisition costs...............  1,890   1,940
         Net unrealized capital gains....................  1,119     587
         Other, net......................................    193     199
                                                          ------  ------
           Total deferred income tax liabilities.........  4,429   3,574
                                                          ------  ------
       Net deferred income tax (liability) asset......... $ (472) $   37
                                                          ======  ======

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Policyholder liabilities and receivables........... $(109) $  53  $(105)
       Net operating loss carryforwards...................     5    (19)    89
       Investments........................................   382     50    199
       Deferred policy acquisition costs..................   (51)    55     49
       Change in valuation allowance......................    10      4     (6)
       Other, net.........................................  (229)   (59)  (134)
                                                           -----  -----  -----
         Total............................................ $   8  $  84  $  92
                                                           =====  =====  =====

  The valuation allowance for the tax benefits of net operating loss carryforwards reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred income tax asset is realizable. U.S. tax basis net operating loss carryforwards of $15 are available, subject to statutory limitation, to offset taxable income through the year 2012.

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension (credit) cost for the defined benefit qualified and nonqualified pension plans were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Service cost....................................... $  73  $  77  $  62
       Interest cost on projected benefit obligation......   244    232    222
       Actual return on assets............................  (318)  (273)  (280)
       Net amortization and deferrals.....................    (5)   (12)   (13)
                                                           -----  -----  -----
       Net periodic pension (credit) cost................. $  (6) $  24  $  (9)
                                                           =====  =====  =====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation were as follows:

                                           1997                   1996
                                  ---------------------- ----------------------
                                  OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                  ---------- ----------- ---------- -----------
     DECEMBER 31
     Actuarial present value of
      obligations:
      Vested....................    $2,804      $ 251      $2,668      $223
      Nonvested.................        33          2          36         2
                                    ------      -----      ------      ----
     Accumulated benefit obliga-
      tion......................    $2,837      $ 253      $2,704      $225
                                    ======      =====      ======      ====
     Projected benefit obliga-
      tion......................    $3,170      $ 353      $2,958      $310
     Plan assets (principally
      company investment
      contracts) at contract
      value                          3,831        151       3,495       133
                                    ------      -----      ------      ----
     Plan assets in excess of
      (less than) projected
      benefit obligation........       661       (202)        537      (177)
     Unrecognized prior service
      cost......................       125         25         139        26
     Unrecognized net (gain)
      loss from past experience
      different from that
      assumed...................      (130)        21         (27)       60
     Unrecognized net asset at
      transition................      (140)       --         (176)      --
                                    ------      -----      ------      ----
     Prepaid (accrued) pension
      cost at December 31.......    $  516      $(156)     $  473      $(91)
                                    ======      =====      ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 7.75 percent for 1997 and 7.25 percent to 8.0 percent for 1996. The weighted average assumed rate of increase in future compensation levels ranged from 4.5 percent to 8.5 percent in 1997 and from 4.0 percent to 8.0 percent in 1996. The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.75 percent in 1997 and ranged from 8.0 percent to
8.5 percent in 1996. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

 SAVINGS AND INVESTMENT PLANS

  The company sponsors savings and investment plans available for substantially all employees under which the company matches a portion of employee contributions. During 1997, 1996 and 1995, the company contributed $44, $42 and $49, respectively, to the plans.

 OTHER POSTRETIREMENT BENEFITS

  The company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the company.

  The components of the net periodic nonpension postretirement benefit cost were as follows:

                                                              1997  1996  1995
                                                              ----  ----  ----
        YEARS ENDED DECEMBER 31
        Service cost......................................... $ 31  $ 41  $ 28
        Interest cost on accumulated postretirement benefit
         obligation..........................................  122   127   115
        Actual return on plan assets (company insurance
         contracts)..........................................  (66)  (58)  (63)
        Net amortization and deferrals.......................   (5)    2    (9)
                                                              ----  ----  ----
        Net periodic nonpension postretirement benefit cost.. $ 82  $112  $ 71
                                                              ====  ====  ====

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the company's consolidated balance sheets.

                                                                 1997    1996
                                                                ------  ------
        DECEMBER 31
        Accumulated postretirement benefit obligation:
         Retirees.............................................  $1,251  $1,228
         Fully eligible active employees......................     115     145
         Active employees not eligible to retire..............     397     400
                                                                ------  ------
          Total...............................................   1,763   1,773
        Plan assets (company insurance contracts) at contract
         value................................................   1,004     897
                                                                ------  ------
        Plan assets less than accumulated postretirement
         benefit obligation...................................    (759)   (876)
        Unrecognized net gain from past experience different
         from that assumed and from changes in assumptions....    (173)    (60)
                                                                ------  ------
        Accrued nonpension postretirement benefit cost at
         December 31..........................................  $ (932) $ (936)
                                                                ======  ======

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.0 percent in 1997, gradually decreasing to 5.25 percent over five years and generally 9.5 percent in 1996 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.25 percent to 7.75 percent at December 31, 1997 and
7.0 percent to 7.75 percent at December 31, 1996.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1997 would be increased 6.75 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1997, would be an increase of 9.7 percent.

8. LEASES

 RENTAL INCOME ON REAL ESTATE OWNED AND LEASE EXPENSE

  In accordance with industry practice, certain of the company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. Additionally, the company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, gross minimum rental payments and minimum sublease rental income relating to these lease agreements were as follows:

                                                                GROSS
                                                        RENTAL  RENTAL  SUBLEASE
                                                        INCOME PAYMENTS  INCOME
                                                        ------ -------- --------
         DECEMBER 31
         1998.......................................... $ 697    $146     $55
         1999..........................................   657     127      52
         2000..........................................   604     103      50
         2001..........................................   560      82      44
         2002..........................................   496      59      36
         2003 and thereafter........................... 2,724     103      68

9. DEBT

  Debt consisted of the following:

                                                         SCHEDULED
                                                         MATURITY   1997   1996
                                                         --------- ------ ------
        DECEMBER 31
        Surplus notes:
         6.300%                                               2003 $  397 $  396
         7.000%                                               2005    249    248
         7.700%                                               2015    198    197
         7.450%                                               2023    296    296
         7.875%                                               2024    148    148
         7.800%                                               2025    248    248
        Floating rate notes, interest rates
         based on LIBOR................................. 1999-2007    358     49
        Fixed rate notes, interest rates ranging from
         5.80%-10.50%................................... 1998-2007    519    135
        Zero coupon Eurobonds...........................      1999     79     71
        Other...........................................              124    158
                                                                   ------ ------
        Total long-term debt............................            2,616  1,946
        Short-term debt.................................            4,587  3,311
                                                                   ------ ------
        Total...........................................           $7,203 $5,257
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York (Superintendent). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, in whole or in part, at the election of the company at any time on or after November 1, 2003.

  At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years amounted to $80, $377, $178, $9 and $11, respectively, and $1,979 thereafter.

10. CONTINGENCIES

  The company is currently a defendant in numerous state and federal lawsuits (including individual suits and putative class actions) raising allegations of improper marketing of individual life insurance. Litigation seeking compensatory and/or punitive damages relating to the marketing by the company of individual life insurance (including putative class and individual actions) continues to be brought by or on behalf of policyholders and others. These cases, most of which are in the early stages of litigation, seek substantial damages, including in some cases claims for punitive and treble damages and attorneys' fees, and raise, among other claims, allegations that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure as to the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. Putative classes have been certified, conditionally or subject to appeal, in state court actions covering certain policyholders in California and West Virginia; class certification has been denied in a state court action in Ohio thus far. A number of the federal cases alleging improper marketing of individual life insurance have been consolidated in the United States District Court for the Western District of Pennsylvania and the United States District Court in Massachusetts for pretrial proceedings. Additional litigation relating to the company's marketing of individual life insurance may be commenced in the future. The company is vigorously defending itself in these actions.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the company's sales of individual life insurance, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. In addition, an investigation by the Office of the United States Attorney for the Middle District of Florida, which commenced in 1994, into certain of the retirement and savings plan selling allegations that have been a subject of regulatory inquiries, has not been closed.

  In addition to the foregoing matters, the company is a defendant in a large number of asbestos lawsuits relating to allegations regarding certain research, advice and publication activity that occurred decades ago. While the company believes that it has significant defenses to these claims and has effected settlements in many of these cases and has prevailed in certain cases, it is not possible to predict the number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the company.

  Various litigation, claims and assessments against the company, in addition to the aforementioned and those otherwise provided for in the company's financial statements, have arisen in the course of the company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other state authorities regularly make inquiries and conduct investigations concerning the company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the company's management that their outcome, after consideration of the provisions made in the company's financial statements, is not likely to have a material adverse effect on the company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses were as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Compensation costs.............................  $2,072  $1,813  $1,607
        Commissions....................................     766     722     853
        Interest and debt issue costs..................     453     311     285
        Amortization of policy acquisition costs.......     771     633     606
        Capitalization of policy acquisition costs.....  (1,000) (1,028) (1,060)
        Rent expense, net of sublease..................     179     180     184
        Restructuring charges..........................      --      18      88
        Minority interest..............................      51      30      22
        Other..........................................   2,467   2,105   1,696
                                                         ------  ------  ------
        Total..........................................  $5,759  $4,784  $4,281
                                                         ======  ======  ======

  During 1996 and 1995, the company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. OTHER INTANGIBLE ASSETS

  The value of business acquired and the excess of purchase price over the fair value of net assets acquired and changes thereto were as follows:

                                                        EXCESS OF PURCHASE PRICE
                                                           OVER FAIR VALUE OF
                         VALUE OF BUSINESS ACQUIRED       NET ASSETS ACQUIRED
                         ----------------------------  ----------------------------
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
YEARS ENDED DECEMBER 31
Net Balance, January 1.. $    358  $    381  $      6  $    544  $    377  $    413
Acquisitions............      176         7       396       387       197       221
Dispositions............      --        --        --        --        --       (236)
Amortization............      (36)      (30)      (21)      (47)      (30)      (21)
                         --------  --------  --------  --------  --------  --------
Net balance, December
 31..................... $    498  $    358  $    381  $    884  $    544  $    377
                         ========  ========  ========  ========  ========  ========
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
DECEMBER 31
Accumulated amortiza-
 tion................... $     87  $     51  $     21  $    148  $    101  $     71
                         ========  ========  ========  ========  ========  ========

13. DISCONTINUED OPERATIONS

  In January 1995 the company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the company received $485 face amount of United HealthCare Corporation convertible preferred stock and $326 in cash (including additional consideration of $50 in 1996). The sale resulted in an aftertax loss of $36 in 1996 and an aftertax gain of $372 in 1995. Operating losses in 1997 and 1996 related principally to the finalization of the transfer of group medical contracts to United HealthCare Corporation.

  During 1995 the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 (including additional cash consideration of $25 in 1996), resulting in aftertax gains of $17 in 1996 and $44 in 1995.

14. CONSOLIDATED CASH FLOWS INFORMATION

  During 1997 the company acquired assets of $3,777 and assumed liabilities of $3,347 through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values. During 1997 the company also reduced assets and liabilities by $4,342 and $4,207, respectively, through the sale of certain insurance operations, resulting in a pretax gain of $139. During 1995 the company also reduced assets and liabilities by $919 and $413, respectively, through the sale of its real estate brokerage, mortgage banking and mortgage administration operations.

  During 1997 the company assumed liabilities of $227 and received assets of $227 and during 1995 the company assumed liabilities of $1,573 and received assets of $1,573 through assumption of certain businesses from other insurance companies.

  For the years ended December 31, 1997, 1996 and 1995, respectively, real estate of $151, $189 and $429 was acquired in satisfaction of debt.

  During 1997 and 1995, fixed maturity securities with an amortized cost of $11,682 and $3,058, respectively, were transferred from held to maturity to available for sale.

15. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the company using market information available as of December 31, 1997 and 1996, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below were not necessarily indicative of the amounts the company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1997
Assets:
  Fixed maturities................................          $92,630    $92,630
  Equity securities...............................            4,250      4,250
  Mortgage loans on real estate...................           20,247     21,133
  Policy loans....................................            5,846      6,110
  Short-term investments..........................              705        705
  Cash and cash equivalents.......................            2,871      2,871
Liabilities:
  Policyholder account balances...................           36,433     36,664
  Short- and long-term debt.......................            7,203      7,258
Other financial instruments:
  Interest rate swaps.............................  $1,464       (1)       (19)
  Interest rate caps..............................   1,545       16         12
  Foreign currency swaps..........................     254      --         (28)
  Foreign currency forwards.......................     150      --         --
  Covered call options............................      88      (31)       (31)
  Other options...................................     565      --          (2)
  Futures contracts...............................   2,262       10         10
  Unused lines of credit..........................   2,310      --           2
                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1996
Assets:
  Fixed maturities................................          $86,361    $86,588
  Equity securities...............................            2,816      2,816
  Mortgage loans on real estate...................           18,964     19,342
  Policy loans....................................            5,842      5,796
  Short-term investments..........................              741        741
  Cash and cash equivalents.......................            2,325      2,325
Liabilities:
  Policyholder account balances...................           30,470     30,611
  Short- and long-term debt.......................            5,257      5,223
Other Financial Instruments:
  Interest rate swaps.............................  $1,242      --         (14)
  Interest rate caps..............................   1,946       20         14
  Foreign currency swaps..........................     207      --         (23)
  Foreign currency forwards.......................     151        3          3
  Covered call options............................      25       (2)        (2)
  Unused lines of credit..........................   1,821      --           1

  Estimated fair values were determined as follows: publicly traded fixed maturities (approximately 78 percent of the estimated fair value of total fixed maturities) from an independent market pricing service; all other bonds at estimated fair value determined by management (based primarily on interest rates, maturity, credit quality and average life); equity securities, on quoted market prices; mortgage loans, based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities; policy loans, based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and company experience to project patterns of loan accrual and repayment; cash and cash equivalents and short-term investments, at carrying amount, which is considered to be a reasonable estimate of fair value.

  Included in fixed maturities are loaned securities with estimated fair values of $6,537 and $7,293 at December 31, 1997 and 1996, respectively.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options, other options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

16. STATUTORY FINANCIAL INFORMATION

  The reconciliation of the net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis was as follows:

                                                             1997   1996  1995
                                                            ------  ----  ----
      YEARS ENDED DECEMBER 31
      Net change in statutory surplus...................... $  227  $366  $229
      Adjustments for GAAP:
        Future policy benefits and policyholder account
         balances..........................................   (445) (165)  (17)
        Deferred policy acquisition costs..................    159   391   376
        Deferred income taxes..............................     62   (74)  (97)
        Valuation of investments...........................   (387)  (84)  106
        Statutory asset valuation reserves.................  1,170   599    30
        Statutory interest maintenance reserve.............     53    19   284
        Surplus notes......................................    --    --   (622)
        Other, net.........................................    364  (199)  410
                                                            ------  ----  ----
          Net earnings..................................... $1,203  $853  $699
                                                            ======  ====  ====

                                                               1997     1996
                                                              -------  -------
      DECEMBER 31
      Statutory surplus.....................................  $ 7,378  $ 7,151
      Adjustments for GAAP:
        Future policy benefits and policyholder account bal-
         ances                                                 (7,305)  (5,742)
        Deferred policy acquisition costs...................    6,436    7,227
        Deferred income taxes...............................     (242)     264
        Valuation of investments............................    3,474      610
        Statutory asset valuation reserves..................    3,854    2,684
        Statutory interest maintenance reserve..............    1,261    1,208
        Surplus notes.......................................   (1,396)  (1,393)
        Other, net..........................................      601      (26)
                                                              -------  -------
          Equity............................................  $14,061  $11,983
                                                              =======  =======

17. SUBSEQUENT EVENT

  On March 12, 1998 the company reached an agreement, subject to regulatory approval, to sell substantially all of its Canadian operations to a nonaffiliated life insurance company at a gain. Financial information for the Canadian operations was as follows:

                                                               1997  1996  1995
                                                               ----- ----- ----
      YEARS ENDED DECEMBER 31
        Total revenue......................................... $ 969 $ 920 $903
        Total benefits and other deductions...................   831   802  804
        Net earnings..........................................    87    83   22
                                                               1997  1996
                                                               ----- -----
      DECEMBER 31
        Total assets.......................................... 5,881 5,826
        Total equity..........................................   957   917

                             APPENDIX TO PROSPECTUS
                             OPTIONAL INCOME PLANS

    The insurance proceeds when the covered person dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Certificate, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can have significant federal income tax consequences associated with the Certificate proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1.  INTEREST INCOME

    The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2.  INSTALLMENT INCOME FOR A STATED PERIOD

    Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A.  INSTALLMENT INCOME OF A STATED AMOUNT

    Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3.  SINGLE LIFE INCOME--GUARANTEED PAYMENT PERIOD

    Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A.  SINGLE LIFE INCOME--GUARANTEED RETURN

    Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4.  JOINT AND SURVIVOR LIFE INCOME

    Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

    OTHER FREQUENCIES AND PLANS. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with MetLife's approval.

    CHOICE OF INCOME PLANS. See "Certificate Benefits--Optional Income Plans" and "Certificate Rights-- Surrenders," regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from the Administrative Office, and reference should be made to these forms for further details.

    LIMITATIONS. If the payee is not a natural person, the choice of an income plan will be subject to MetLife's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

    INCOME PLAN RATES. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by MetLife but never less than 3% per year. Life income payments will be based on a rate set by MetLife and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Certificate. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

    Optional insurance benefit riders may be attached to a Certificate, subject to, their availability under the Group Policy, their availability under state law, certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Certificate with riders from the Administrative Office. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

    The following riders will be provided to all Owners if elected by the participating entity:

    WAIVER OF MONTHLY DEDUCTION DURING TOTAL DISABILITY. This rider waives the entire monthly deduction during the "Total Disability" of the covered person if the covered person is "Totally Disabled" for at least six months beginning prior to age 60. "Total Disability" or "Totally Disabled" means that because of sickness or an injury the covered person cannot do his or her job, and cannot do any other job for which they are fit by education, training or experience. Monthly deductions will continue to be waived until the earliest of the following: (a) the date the covered person is no longer totally disabled, or (b) the date the covered person does not give MetLife proof of Total Disability when required, or (c) the day before the date the covered person becomes 65 years old. If there has been an increase in the death benefit resulting from a request by the Owner and the Owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Certificate. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Certificate would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Certificate to zero, it may be advantageous for the Owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider.

    ACCELERATED DEATH BENEFIT. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Owner if the covered person's life span has been drastically limited so that the covered person is expected to die within six months or twelve months, as specified in the rider, or is not expected recover from the cause of reduction in life span. In addition some riders also provide this benefit if the covered person is permanently confined to a Nursing Home and has a life expectancy of less than two years. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider.

    Upon payment of a portion of the death benefit, the death benefit under the Certificate is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Certificate in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Certificate loan will be deducted from the payment.

    The payment under this rider may affect eligibility for benefits under state or federal law. Generally, payments under this rider should be income tax free as amounts paid by reason of the death of the insured. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

    The following riders may be elected by either the participating entity or the Owner, as set forth in the Policy or Certificate:

    ACCIDENTAL DEATH BENEFIT. This rider provides additional insurance equal to an amount stated in the Certificate if the covered person dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the covered person dies from an accident occurring while the covered person is a fare-paying passenger on a common carrier. This rider is available at issue only.

    ACCIDENTAL DEATH OR DISMEMBERMENT BENEFIT. In addition to benefits described under "Accidental Death Benefit," above, this rider provides benefits if a covered person is injured in an accident if the covered loss occurs not more than 90 days after the date of an accident and prior to age 70. Covered losses may include loss of life, a hand, foot or sight of an eye. The amount of benefits on account of a covered person is the amount specified in the Certificate.


    DEPENDENT LIFE BENEFITS. This rider provides insurance on the life of a dependent payable to the Owner or other designated beneficiary while the benefits are in effect for that dependent on the date of death as set forth in this rider. A dependent may be the Owner's spouse, domestic partner or unmarried child. A child who may be covered includes a child who is supported solely by you and permanently living in the home of which you are the head, a child who is legally adopted or a stepchild who lives in your home. A child may be covered until age 19 and in some cases up to 23 years of age. A dependent child with a physical handicap or mental retardation may continue to be a dependent. The amount of dependent term insurance will be specified in the rider.

       METLIFE -REGISTERED TRADEMARK-

       GVUL

       GROUP VARIABLE UNIVERSAL LIFE

       PROSPECTUSES FOR

       - GROUP VARIABLE UNIVERSAL LIFE
               INSURANCE POLICIES AND CERTIFICATES

             ISSUED BY

                METROPOLITAN LIFE INSURANCE
                  COMPANY

             - METROPOLITAN SERIES FUND, INC.


                    ML-GVUL (5/98 EDITION) PRINTED IN U.S.A.

                    POLICY FORM NO. 2130-S

                    97061YU7 (EXP 0599) MLIC-LD


                    18000136683 (0598)

[LOGO]

    METLIFE CUSTOMER SERVICE CENTER                              BULK RATE
    177 SOUTH COMMONS DRIVE                                    ZIP+4 BARCODED
    AURORA, ILLINOIS 60507                                   U.S. POSTAGE PAID
    ADDRESS CORRECTION REQUESTED                                RUTLAND, VT
    FORWARDING AND RETURN                                        PERMIT 220
    POSTAGE GUARANTEED

                                    PART II
                REPRESENTATION WITH RESPECT TO FEES AND CHARGES


    MetLife represents that the fees and charges deducted under the Group Policies and Certificates described in this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife under the Group Policies and Certificates. MetLife bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for MetLife to earn a profit, the degree to which the Group Policies and Certificates include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Group Policies and Certificates issued pursuant to this Registration Statement, including those sold on the terms specifically described in the Prospectus contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such group policies, certificates or Prospectus, or otherwise.


                       CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

       The facing sheet.

       Cross-Reference Table.


       The Prospectus consisting of 84 pages.


       Undertaking to File Reports, filed with the initial filing of this Registration Statement on April 14, 1995.

       Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, filed with the initial filing of this Registration Statement on April 14, 1995.

       Representation with respect to fees and charges filed herewith.

       The signatures.

       Written Consents of the following persons:

        Christopher  P.  Nicholas,  filed  with  the  initial  filing  of   this
        Registration Statement on April 14, 1995.


        Frank Cassandra (filed with Exhibit 6 below)


        Deloitte & Touche LLP

       The following exhibits:

      1.A         (1) --Resolution of Board of Directors of Metropolitan Life effecting the
                        establishment of Metropolitan Life Separate Account...........................    *
                  (2) --Not Applicable
                  (3) --(a) Not Applicable
                      --(b) Form of Selected Broker Agreement.........................................   +++
                      --(c) Schedule of sales commissions.............................................    **
                  (4) --Not applicable
                  (5) --(a) Specimen Group Variable Universal Life Insurance Policy (including any
                            alternate pages as required by state law) with form of riders, if any.....    ++
                      --(b) Specimen Group Variable Universal Life Insurance Certificate issued under the Group Variable Universal Life Policy (including any alternate pages as
                            required by state law) with form of riders, if any........................    ++
                  (6) --(a) Charter and By-Laws of Metropolitan Life..................................   ++++
                      --(b) Amendment to By-Laws......................................................   ++++
                  (7) --Not Applicable

                  (8) --Not Applicable
                  (9) --Not Applicable
                 (10) --(a) Application Form for Policy and Form of Receipt...........................   +++
                      --(b) Enrollment Form for Certificate and Form of Receipt.......................   +++
                      --(c) Request For Systematic Transfer Option Form...............................   +++
       2.             --See Exhibit 1.A(5) above
       3.             --Opinion and consent of Counsel as to the legality of the securities being
                        sold..........................................................................    ++
       4.             --Not Applicable
       5.             --Not Applicable
       6.             --Opinion and consent of Frank Cassandra relating to the Group Variable
                        Universal Life Insurance Policies.............................................    +
       7.             --Powers of Attorney............................................................  +++++
      10.             --Memorandum describing certain procedures filed pursuant to Rule
                        6e-3(T)(b)(12)(iii)...........................................................    ++
      27.             --Financial Data Schedule (inapplicable)


---------
    + Filed herewith.

    * Incorporated herein by reference to the filing of Post-Effective Amendment No. 5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997.

   ** Incorporated by reference from the sections entitled "Distribution of the Group Policies and Certificates" in the prospectuses that are included in this amended Registration Statement.

   ++ Included in the initial filing of this Registration Statement of  Separate
      Account UL (File No. 33-91226) on April 14, 1995.

  +++ Included   in  the  filing  of  Pre-Effective  Amendment  No.  1  of  this
      Registration Statement of Separate Account UL (File No. 33-91226) on September 8, 1995.

 ++++ Incorporated herein by reference to the filing of Post-Effective Amendment
      No. 4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.


+++++ Incorporated herein by reference to the filing of Post-Effective Amendment
      No. 5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997, except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the filing of the Registration Statement of Separate Account UL (File No. 333-40161) on
      November 13, 1997 and Jon F. Danski's power of attorney, which is incorporated by reference to the filing of Pre-Effective Amendment No. 1 of Separate Account UL (File No. 333-40161) on April 2, 1998.

                                   SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, METROPOLITAN LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK, THIS 23RD DAY OF APRIL, 1998.



                                                 METROPOLITAN LIFE
                                                 INSURANCE COMPANY
(SEAL)

                                                       By:             /s/ GARY A. BELLER
                                                   -------------------------------------------
                                                              GARY A. BELLER, ESQ.
                                                    SENIOR EXECUTIVE VICE-PRESIDENT & GENERAL
                                                                     COUNSEL
      Attest:             /s/ RUTH GLUCK
   ----------------------------------------
                        RUTH GLUCK, ESQ.
                       ASSISTANT SECRETARY


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                     SIGNATURE                                            TITLE                               DATE
---------------------------------------------------  ------------------------------------------------  -------------------

                         *                           Chairman, Chief Executive
     ----------------------------------------          Officer and Director (Principal
                  HARRY P. KAMEN                       Executive Officer)

                         *                           President, Chief Operating
     ----------------------------------------          Officer and Director
                ROBERT H. BENMOSCHE

                         *                           Senior Executive Vice-
     ----------------------------------------          President and Chief
                 STEWART G. NAGLER                     Financial Officer and Director (Principal
                                                       Financial Officer)

                         *                           Senior Vice-President and Controller (Principal
     ----------------------------------------          Accounting Officer)
                   JON F. DANSKI

                         *                           Director
     ----------------------------------------
                CURTIS H. BARNETTE

                         *                           Senior Executive Vice-President, Chief
     ----------------------------------------          Investment Officer and Director
                   GERALD CLARK

                         *                           Director
     ----------------------------------------
                 JOAN GANZ COONEY

        *By     /s/ CHRISTOPHER P. NICHOLAS                                                                 April 23, 1998
       ------------------------------------
           CHRISTOPHER P. NICHOLAS, ESQ.
                 ATTORNEY-IN-FACT

                     SIGNATURE                                            TITLE                               DATE
---------------------------------------------------  ------------------------------------------------  -------------------

                         *                           Director
     ----------------------------------------
                BURTON A. DOLE, JR.

                         *                           Director
     ----------------------------------------
                 JAMES R. HOUGHTON

                         *                           Director
     ----------------------------------------
                 HELENE L. KAPLAN

                         *                           Director
     ----------------------------------------
                CHARLES M. LEIGHTON

                         *                           Director
     ----------------------------------------
                  ALLEN E. MURRAY

                         *                           Director
     ----------------------------------------
                JOHN J. PHELAN, JR.

                         *                           Director
     ----------------------------------------
                   HUGH B. PRICE

                         *                           Director
     ----------------------------------------
                ROBERT G. SCHWARTZ

                         *                           Director
     ----------------------------------------
              RUTH J. SIMMONS, PH.D.

                         *                           Director
     ----------------------------------------
              WILLIAM C. STEERE, JR.

        *By     /s/ CHRISTOPHER P. NICHOLAS                                                                 April 23, 1998
       ------------------------------------
           CHRISTOPHER P. NICHOLAS, ESQ.
                 ATTORNEY-IN-FACT

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, METROPOLITAN LIFE SEPARATE ACCOUNT UL, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED, ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK THIS 23RD DAY OF APRIL, 1998.



                                              METROPOLITAN LIFE
                                              SEPARATE ACCOUNT UL
                                                               (REGISTRANT)

                                              By:  METROPOLITAN LIFE
                                                        INSURANCE COMPANY
                                                               (DEPOSITOR)

                                                      By:         /s/ GARY A. BELLER
                                                    ----------------------------------
(SEAL)                                                     GARY A. BELLER, ESQ.
                                                     SENIOR EXECUTIVE VICE-PRESIDENT
                                                           AND GENERAL COUNSEL

      Attest:           /s/ RUTH GLUCK
    ------------------------------------
                            RUTH GLUCK, ESQ.
                         ASSISTANT SECRETARY

                         INDEPENDENT AUDITORS' CONSENT

Metropolitan Life Insurance Company:


    We consent to the use in this Post-Effective Amendment No. 4 to the Registration Statement No. 33-91226 of Metropolitan Life Separate Account UL on Form S-6 of our report dated March 31, 1998 relating to Metropolitan Life Separate Account UL appearing in the Prospectus, which is a part of such Registration Statement and our report dated February 12, 1998, except for Note 17, as to which the date is March 12, 1998, relating to Metropolitan Life Insurance Company also appearing in the Prospectus, and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP
New York, New York

April 20, 1998